                                                                    Exhibit 10.4

                            ASSET PURCHASE AGREEMENT

                                  by and among

                              CRESTONE GROUP, LLC,
               A Delaware limited liability company ("Purchaser"),

                          SOLANA BEACH BAKING COMPANY,
                        a Delaware corporation ("Seller")

                                       and

                         CHART HOUSE ENTERPRISES, INC.,
                         a Delaware Corporation ("CHE")
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                               TABLE OF CONTENTS

                                                                         Page
ARTICLE 1         DEFINITIONS                                              1
ARTICLE 2         PURCHASE AND SALE                                        4
         2.1      Agreement of Purchase and Sale                           4
         2.2      Purchase Price                                           4
         2.3      Assignment of Contracts                                  4
         2.4      Accounts Payable; Other Liabilities                      5
ARTICLE 3         CONDITIONS TO CLOSING                                    5
         3.1      Purchaser's Conditions to Closing                        5
         3.2      Seller's Conditions to Closing                           6
         3.3      Inspection                                               7
         3.4      Delivery of Documents                                    7
ARTICLE 4         CLOSING                                                  7
         4.1      The Closing                                              7
         4.2      Actions at the Closing                                   7
         4.3      Closing Costs; Taxes; Closing Adjustments                8
         4.4      Delivery                                                 9
         4.5      Pre-Closing Matters                                      9
ARTICLE 5         REPRESENTATIONS AND WARRANTIES                          10
         5.1      Representations and Warranties of Seller                10
         5.2      Representations and Warranties of Purchaser             12
ARTICLE 6         AS IS/WHERE IS SALE                                     12
ARTICLE 7         ADDITIONAL OBLIGATIONS                                  13
         7.1      Removal of Excluded Assets                              13
         7.2      Confidentiality                                         13
         7.3      Indemnification                                         13
         7.4      Damage or Destruction                                   15
         7.5      Employees                                               15
         7.6      Survival                                                16
         7.7      Operation of Business and Assets Prior to Closing       16
         7.8      Prorations                                              16
ARTICLE 8         TERMINATION                                             17
ARTICLE 9         GENERAL PROVISIONS                                      17
         9.1      Amendment                                               17
         9.2      Assignment                                              17
         9.3      Captions                                                17
         9.4      Construction                                            18
         9.5      Counterparts                                            18
         9.6      Entire Agreement                                        18
         9.7      Exhibits                                                18
         9.8      Further Assurances                                      18
         9.9      Governing Law; Venue; Compliance with Laws              18
         9.10     No Third-Party Beneficiaries                            18

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         9.11     Notices                                                 18
         9.12     Remedies                                                19
         9.13     Severability                                            19
         9.14     Successors                                              19
         9.15     Time Period Computation                                 20
         9.16     Waiver                                                  20
         9.17     Attorneys' Fees                                         20
         9.18     Escrow                                                  20
         9.19     Bulk Sales                                              20
         9.20     Brokers and Brokers' Commissions                        20
         9.21     Advisory Fees                                           20



LIST OF EXHIBITS:
A        Inventory of Assets
B        Bill of Sale
C        Assignment of Contracts
D        Bread Supply Agreement
E        Co-Packaging Agreement
F        Escrow Instructions
G        Financial Statements for Period Ended December 29, 1997
         and June 29, 1998

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                            ASSET PURCHASE AGREEMENT


                  This ASSET PURCHASE AGREEMENT ("Agreement") is entered into as of this 29th day of September, 1998 ("Effective Date") by and among CRESTONE GROUP, LLC, a Delaware limited liability company ("Purchaser"), SOLANA BEACH BAKING COMPANY, a Delaware corporation ("Seller") and CHART HOUSE ENTERPRISES, INC., a Delaware corporation ("CHE"), with reference to the following:

                               R E C I T A L S :

                  A. Seller owns certain assets in connection with the operation of its baking company business (the "Business").

                  B. Purchaser desires to purchase the Assets (as defined herein) from Seller and Seller desires to sell those Assets to Purchaser, on the terms and conditions set forth in this Agreement.

                  C. Concurrently with the closing of the transactions contemplated by this Agreement, the parties will enter into that certain Co-Packaging Agreement ("Co-Pack Agreement") attached as Exhibit E; and that certain Bread Supply Agreement ("Bread Supply Agreement") attached as Exhibit D; providing for the right of Purchaser to sell identified products and for Purchaser to supply CHE and its Affiliates (as defined herein) with specified products from and after the closing of the Asset purchase provided for herein.


                  NOW, THEREFORE, in consideration of the recitals set forth above and the representations and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

                  The definitions of capitalized terms used herein are identified below:

                  1.1 "Affiliates" means, applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For purposes of this definition, "control" as applied to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, where through the ownership of voting securities, by contract, or otherwise.

                  1.2 "Assets" means all assets of Seller other than Excluded Assets, including, without limitation, the following:


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                           (a)      Equipment, machinery, apparatus, appliances,
and other articles of personal property owned or leased by Seller ("Equipment");

                           (b)      All fixtures, furniture, furnishings, and
other tenant improvements ("Tenant Improvements") located on the premises and owned or leased by Seller;

                           (c)      All licenses and permits issued or required
by governmental authorities having jurisdiction over the Business in connection with the use, ownership, operation, and maintenance of the Business;

                           (d)      Miscellaneous business assets (including all
contract rights, leases, concessions, assignable warranties, phone numbers, prepaid license and permit fees, and other items of intangible property owned by Seller and relating to the ownership or operation of the Business);

                           (e)      Miscellaneous contracts identified in
Exhibit A and Exhibit C, Schedule 1, as those which Purchaser shall assume, including all service contracts, maintenance agreements, open purchase orders and other contracts for the provision of labor, services, materials or supplies to or for the benefit of the Business;

                           (f)      Names and intellectual property, including
Seller's right, title and interest to all recipes owned by Seller and listed on Exhibit A--Inventory of assets (subject to CHE Reserved Rights (as defined below); and to the name "Solana Beach Baking Company" and any other names, logos, and designs used in the ownership or operation of the Business; and including all patents, trademarks, trade names, service marks, copyrights and licenses registered in the name of Seller or its Affiliates in connection with the operation of the Business, but specifically excluding any Excluded Assets; and

                           (g)      Inventories (including supplies of all
kinds, whether used, unused or held in reserve storage for future use in connection with the normal operation of the Business) which are on hand as of the Closing, subject to such depletions, resupplies, substitutions and replacements in the normal course of business which, based upon the level of inventories over the past twelve (12) months of operation for total raw goods, finished goods and packaging inventory represents approximately $95,000 in total inventories.

                  1.3 "Assignment of Contracts" is defined in Section 2.3 and attached hereto as Exhibit C.

                  1.4 "Bill of Sale" is defined in Section 2.1, and the form is attached as Exhibit B.

                  1.5 "Bread Supply Agreement" is defined in Recital C and attached as Exhibit D.

                  1.6 "CHE Proprietary Rights" means all right, title and interest in all items listed on Exhibit C to the Co-Pack Agreement.


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                  1.7 "CHE Reserved Rights" means a non-exclusive, royalty free, perpetual right and license (including a right to grand sublicenses) to use recipes and know-how related to the production of those specific products listed on Exhibit A to the Bread Supply Agreement and/or on Exhibit A to the Co-Pack Agreement. CHE is retaining the CHE Reserved Rights for the purpose of meeting CHE'S requirements.

                  1.8 "Closing," "Closing Date" and "Closing Deadline" are defined in Section 4.1.

                  1.9 "Co-Pack Agreement" is defined in Recital C and attached as Exhibit E.

                  1.10 "Covenant not to Compete" means the agreement not to compete contained in Section 1 of the Co-Pack Agreement to be executed upon Closing by Purchaser and CHE in the form attached hereto as Exhibit E.

                  1.11 "Effective Date" is set forth in the preamble to this Agreement

                  1.12 "Excluded Assets" means those assets specifically excluded from the Assets to be purchased by Purchaser pursuant to this Agreement. The Excluded Assets specifically include, and Seller or CHE shall retain ownership of, the following assets, either as of the Effective Date or as of the Closing Date:

                           (a)      All cash on hand at Closing;

                           (b)      All accounts receivable in existence at
                           Closing

                           (c)      All motor vehicle leases; and

                           (d)      All CHE Proprietary Rights.

                  1.13 "Good Funds" means lawful money of the United States in immediately available funds, delivered by wire transfer to an account designated by Seller or CHE.

                  1.14 "Operating Contracts" is defined in Section 2.3.

                  1.15 "Person" means and includes natural persons, limited liability companies, corporations, limited partnerships, general partnerships, joint ventures, trusts, or other organizations or entities.

                  1.16 "Proprietary Information" of a party means all information relating to such party's technology, products, operations or business, to the extent previously, currently or subsequently disclosed to the other party.

                  1.17 "Purchase Price" is defined in Section 2.2.


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                                   ARTICLE 2

                               PURCHASE AND SALE


                  2.1 Agreement of Purchase and Sale. Subject to the terms and conditions of this Agreement, Seller agrees to sell, transfer, convey, assign and delivery the Assets to Purchaser on the Closing Date (as defined in Section 4.1), and Purchaser agrees to purchase the Assets from Seller. The sale, transfer, conveyance, assignment and delivery of the Assets shall be made by a Bill of Sale ("Bill of Sale") in the form attached hereto as Exhibit B and the assignment in the form attached as Exhibit C (the "Assignment").

                  2.2 Purchase Price. Purchaser shall pay a purchase price for the Assets in the total amount of EIGHT HUNDRED SIXTY-FIVE THOUSAND DOLLARS ($865,000) ("Purchase Price"). The Purchase Price shall be adjusted upward by the amount, if any, that actual inventory at the Closing Date exceeds $95,000 or, if actual inventory is less than $95,000 at the Closing Date the Purchase Price will be adjusted downward by the amount the inventory at the Closing Date is less than $95,000. The Purchase Price shall be paid in cash, in the form of Good Funds, on the Closing Date. The portion of the Purchase price which is allocated to each item of the Assets is set forth in Exhibit A. Concurrent with the execution of this Agreement, Purchaser has deposited a non-refundable earnest money deposit of ONE HUNDRED FIFITY THOUSAND DOLLARS ($150,000) (the "Nonrefundable Deposit") with Mission Valley Escrow Company (the "Escrow Agent"). At the Closing, the Nonrefundable Deposit will be applied against the $865,000 Purchase Price; and the Purchaser shall deposit with the Escrow Agent within two (2) business days prior to the Closing the balance of the Purchase Price in the sum of SEVEN HUNDRED FIFTEEN THOUSAND DOLLARS ($715,000) adjusted upward or downward depending on whether the inventory existing at the Closing Date is greater than $95,000 or less than $95,000, plus the sum TWENTY FIVE THOUSAND DOLLARS ($25,000) due at the execution of the Co-Pack Agreement paid in cash, in the form of Good Funds. Upon Escrow Agent's receipt of fully executed copies of the New Lease, the Assignment, the Sublease and the Consent, as defined and referred to in Section 3.1(a) below, Escrow Agent shall deliver the Nonrefundable Deposit to Seller. If the Escrow Agent shall not have received the executed documents and agreements referred to in Section 3.1(a) on or prior to October 6, 1998, then this Agreement shall be terminated without any further action of Seller or Purchaser and the Nonrefundable Deposit shall be returned to Purchaser by Escrow Agent.

                  2.3 Assignment of Contracts; Accounts Payable. Effective as of the Closing Date, Seller shall assign to Purchaser, and Purchaser shall assume, Seller's entire right, title and interest in and to the maintenance and operating contracts which are identified on Schedule "1" to Exhibit C ("Operating Contracts") attached hereto, in the form of the "Assignment of Contracts" attached hereto as Exhibit C. At or prior to Closing, Seller shall deliver to Purchaser a written consent to the assignment to Purchaser from each party to a Contract where such consent is required by the terms thereof, each such consent to be in form and substance reasonably satisfactory to Purchaser. In the event such consents cannot be obtained at or prior to the Closing, the parties shall use their reasonable efforts to obtain such consents as soon as practicable after the Closing so as to allow Purchaser the benefits and obligations under such

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contracts. Seller has provided Purchaser with a copy of the acknowledgment executed by Starbucks on September 14, 1998 to the letter of Purchaser dated September 8, 1998, from Starbucks Coffee Company and Purchaser is satisfied with such letter in all respects.

                  2.4 Accounts Payable; Other Liabilities. Except as set forth in Section 2.3, Purchaser shall not assume and in no way shall be liable for, any other Contract, liability, obligation or accounts payable of Seller related to the Business prior to the Closing, whether known, unknown or whether due or to become due. To enable Seller to make conveyance of the Assets as hereinafter provided, Seller shall, at the Closing, use the purchase money or any portion thereof to clear the title to the Assets of any or all encumbrances or interest. All of such liabilities will be paid by the Escrow Agent from the proceeds at Closing to the extent a payoff amount can be determined; otherwise, such obligations and accounts payable will be paid by Seller or by CHE as such amounts are determined in the ordinary course of its business; provided that all instruments so procured are delivered simultaneously with the delivery of the assignments and Bills of Sale or mutually satisfactory arrangements are made for delivery thereafter in accordance with customary closing practices.


                                   ARTICLE 3

                             CONDITIONS TO CLOSING

                  3.1 Purchaser's Conditions to Closing. Purchaser's obligation to consummate this Agreement is subject to the satisfaction (unless waived by Purchaser) on or prior to the Closing Date of each of the following conditions precedent. If the conditions set forth in Section 3.1(a) below are not satisfied or waived by Purchaser on or before the October 6, 1998, then this Agreement shall be terminated and in such event the Nonrefundable Deposit shall be refunded to Purchaser. If any other condition set forth below (other than Section 3.1(a)) is not satisfied, or waived by the Purchaser on or before Closing Date, then Purchaser shall be entitled to terminate this Agreement by delivering written notice to Seller. In such event, the Nonrefundable Deposit, shall be retained by Seller, and neither party shall have any further rights or obligations hereunder, except for any liability or obligation of the parties pursuant to Section 3.4 and/or those provisions of this Agreement which survive termination pursuant to Section 7.6.

                           (a)      On or prior to October 6, 1998: (i)
Purchaser shall have negotiated a new lease agreement ("New Lease") between Purchaser (as Lessee) and Carlsbad Industrial Associates Ltd. (as Lessor) for the property located at 2270 Camino Vida Roble, Carlsbad, California 92009, on terms and conditions acceptable to Purchaser providing for a lease commencement date of February 1, 1999; (ii) Carlsbad Industrial Associates, Ltd. Shall have consented to the assignment of the existing lease between Seller (as Lessee) and Carlsbad Industrial Associates Ltd. (as Lessor) for the property located at 2270 Camino Vida Roble, Carlsbad, California 92009 to Purchaser through January 31, 1999, and Purchaser and Seller shall have executed in assignment (the "Assignment") of such lease; and (iii) CHE and Purchaser shall have entered into a sublease (the "Sublease") of a portion of the existing lease (Suite B) between Carlsbad Industrial Associates Ltd. (as Lessor) and CHE (as Lessee) through January 31, 1999, and Carlsbad Industrial Associates, Ltd. Shall have executed the consent (the "Consent") to such sublease and there shall have been deposited with Escrow Agent fully executed copies of the New Lease, the Assignment, the Sublease and the consent;

                           (b)      Execution as of the Closing Date, of the
Co-Pack Agreement and the Bread Supply Agreement between the parties;

                           (c)      As of the Closing Date:  (1) Seller is not
insolvent and has not made any arrangements with its creditors generally, or has had a receiver appointed for all or a substantial part of its business or assets; (2) no insolvency, bankruptcy or similar proceeding has been brought by or against Seller as debtor, or, in the case of such a proceeding brought against Seller, such proceeding has been dismissed within thirty (30) business days after its institution; and (3) Seller has not gone into liquidation or has otherwise ceased to function as a going concern;

                           (d)      As of the Closing Date, Seller is not in
material default under this Agreement and Seller shall have delivered to Purchaser sole and exclusive possession of all Seller's Assets purchased hereunder and of the premises demised under the New Lease (excluding Suite B which shall be subletted to Purchaser by CHE and CHE shall have delivered to Purchaser sole and exclusive possession of the subleased premises);

                           (e)      As of the Closing Date, the representations
and warranties of Seller set forth in Article 5 shall be true and correct in all material respects as though made on and as of the Closing Date and no event shall have occurred which materially adversely affects the Business;

                           (f)      No investigation, suit, action,
administrative or other proceeding shall be pending or threatened which materially and adversely affects the Seller's Business or Assets or which in the opinion of Purchaser's counsel is likely to result in the restraint, prohibition or the obtaining of damages or other relief in connection with the performance of this Agreement; and

                           (g)      As of the Closing Date, Seller shall have
delivered all documents required of Seller under this Agreement to complete the Closing.

                  3.2 Seller's Conditions to Closing. The Closing shall be contingent upon satisfaction of each of the following conditions precedent prior to Closing. If any condition set forth below is not satisfied, or waived by the Seller on or before the Closing Date, then Seller shall have the right to terminate this Agreement by delivering written notice to the Purchaser. In such event, the Nonrefundable Deposit will be retained by Seller, and neither party shall have any further rights or obligations hereunder, except for any liability or obligation of the parties pursuant to Section 3.4 and/or those provisions of this Agreement which survive termination pursuant to Section 7.6.

                           (a)      As of the Closing Date: (1) Purchaser is not
insolvent and has not made any arrangements with its creditors generally, or had a receiver appointed for all or a substantial part of its business or assets;
(2) no insolvency, bankruptcy or similar proceeding has been brought by or against Purchaser as debtor, or, in case of such a proceeding brought against

Purchaser, such proceeding has been dismissed within thirty (30 business days after its institution; and (3) Purchaser has not gone in liquidation or has otherwise ceased to function as a going concern;

                           (b)      As of the Closing Date, Purchaser is not in
material default under this Agreement;

                           (c)      As of the Closing Date, the representations
and warranties of Purchaser set forth in Article 5 shall be true and correct in all material respects as though made on and as of the Closing Date;

                           (d)      Execution as of the Closing Date, of the
Co-Pack Agreement and the Bread Supply Agreement between the parties;

                           (e)      As of the Closing Date, Purchaser shall have
delivered all documents required of Purchaser under this Agreement to complete the Closing.

                           (f)      No investigation, suit, action, or
administrative or other proceeding shall be pending or threatened which, in the opinion of Seller's counsel, is likely to result in the restraint, prohibition or the obtaining of damages or other relief in connection with the performance of this Agreement.

                  3.3 Inspection. Purchaser has satisfied itself regarding the physical condition of the Assets prior to the Effective Date, and no further inspection or testing of the Assets is required as a condition to this Agreement.

                  3.4 Delivery of Documents. If this Agreement is terminated for nonsatisfaction of a condition, or for any other reason, each party shall deliver to the other party, with five (5) days after such termination, all Proprietary Information provided by the other party pursuant to this Agreement. This provision shall survive termination of this Agreement.


                                   ARTICLE 4

                                    CLOSING

                  4.1 The Closing. The transactions contemplated by this Agreement shall be consummated ("Closing") at the offices of Escrow Agent. The date the Closing occurs is referred to herein as the "Closing Date". The Closing shall occur on or before October 27, 1998 ("Closing Deadline") and the effective time of the Closing shall be 12:01 a.m. on the Closing Date. A timely Closing Deadline by the specified Closing has been expressly negotiated by the parties and is a material term of this Agreement for the benefit of Seller and Purchaser.

                  4.2      Actions at the Closing.

                           (a)      Deliveries by Seller.  At the Closing,
Seller shall deliver the following to Purchaser: the Bills of Sale executed by Seller; the Co-Pack Agreement executed by

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

CHE; the Bread Supply Agreement executed by CHE; Assignments of Contracts in the form of Exhibit C, together with written consents to the assignments thereof to Purchaser for all Operating Contracts where such consents are required; consent to Purchaser for the use of the name and certificate of discontinuance of use of trade name in forms satisfactory to the appropriate governmental officials duly executed by Seller; all assignable licenses and permits for the conduct of Seller's Business; all records and documents relating to Seller's employment policies and safety training, all records and documents relating to Seller's employees that are required by law or by state or federal authorities to be maintained by Purchaser as a successor operator of the assets (excluding any documents that constitute private medical records, confidential personal information, or disciplinary records of individual employees, except to the extent required by law or by state or federal authorities to be maintained by Purchaser); and such other documents as Purchaser shall reasonably required to carry out and effectuate the purposes and terms of this Agreement.

                           (b)      Deliveries by Purchaser.  At the Closing,
Purchaser shall deliver the following to Seller: the Bill of Sale executed by Purchaser; the Co-Pack Agreement executed by Purchaser, the Bread Supply Agreement executed by Purchaser; a certificate of good standing for Purchaser issued by the State of Delaware; and a resolution indicating that the officer signing this Agreement on behalf of Purchaser has the authority to do so. Purchaser shall pay and remit to Seller, by wire transfer of Good Funds to such bank account as is specified by Seller, the Purchase Price and any additional amount required to satisfy Purchaser's obligations under the Agreement.

                  4.3 Closing Costs; Taxes; Closing Adjustments. Seller shall pay costs and expenses associated with its ownership of the Assets prior to the Closing Date, including, without limitation, all repair, maintenance and improvements relating to the Assets for which Seller has contracted prior to the Effective Date. Purchaser shall pay costs and expenses associated with its ownership of the Assets on and after the Closing Date, inducing all applicable sales, use, transfer and documentary taxes arising out of the transfer of the Assets (but excluding any income taxes of Seller arising out of the sale). Amounts payable under the Operating Contracts shall be prorated between Seller and Purchaser as of the Closing Date. Seller and Purchaser shall each pay their own respective legal and professional fees and costs incurred in connection with this Agreement and the transactions contemplated hereby. All fees of Escrow Agent shall be paid half by Seller and half by Purchaser. The following items shall be separately apportioned and adjusted between Seller and Purchaser as of midnight prior to the date of Closing ("Adjustment Date"):

                           (a)      Fees for customary annual or other periodic
licenses and permits (assignable and assigned to Purchaser at the Closing);

                           (b)      Charges or prepayments on Operating
Contracts assigned to and assumed by Purchaser hereunder;

                           (c)      Recording charges consistent with standard
conveyancing practices in San Diego County;

                           (d)      Seller will obtain final cut-off readings of
fuel, telephone, electricity, water and gas on the day preceding the Closing and Seller shall pay the bills based

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upon such readings promptly after the same are rendered and provide proof of such final payment within thirty (30 days after the Closing.

                  4.4 Delivery. The Assets, and all maintenance records, operating manuals and parts lists relating thereto which are in Seller's possession, shall be delivered to Purchaser upon Closing. All risk of loss or damage to the Assets from whatever source shall be the sole responsibility of Seller, up to the Closing Date. All risk of loss and damage to the Assets from whatever source shall be the sole responsibility of Purchaser from and after the Closing Date.

                  4.5 Pre-Closing Matters

                           (a)      Conduct of Business.  Seller agrees that
until the Closing or until this Agreement is terminated, whichever shall first occur, Seller will continue to operate Seller's Business in the ordinary course in a manner consistent with past practices, and Seller agrees:

                                    (1)     To continue to perform its
obligations under existing contracts and new contracts entered into in the normal course of business and use its reasonable efforts to keep the Business intact, to preserve for the benefit of Purchaser all sources of supply available to Seller and all of its good will for the benefit of Purchaser.

                                    (2)     Not to enter into any employment or
labor contracts, contracts for the purchase or lease of any fixed assets or any Operating Contracts without the prior written consent of Purchaser.

                                    (3)     To maintain the Business and Assets
in good repair, working order, condition and efficiency in accordance with past practices and will not sell any such property or assets except Inventory in the ordinary course of business and at all times carry on Seller's Business in accordance with past practice and in an efficient manner exercising the use of good business judgment; and

                                    (4)     To promptly advise Purchaser of any
change in facts which arise prior to the conclusion of the Closing which could make any representation or warranty set forth in this Agreement untrue, in any material respect.

                           (b)      Access.  From the Effective Date until the
Closing Date, Purchaser and its authorized representatives shall, subject to prior notice to Seller's authorized representative, have access, during manufacturing hours, to the premises of the Business and to all properties, books, records, contracts and documents of Seller relating to the Seller's Assets or Seller's Business for the purpose of preparing to take over the operation of the Business.

                           (c)      Due Diligence.  The parties hereto agree
that, as of the Effective Date, Purchaser has completed its due diligence.

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                                   ARTICLE 5

                         REPRESENTATIONS AND WARRANTIES

                  5.1 Representations and Warranties of Seller. Seller represents and warrants to Purchaser, as of the Effective Date and as of the Closing Date, as follows:

                           (a)      Authority.  Seller is a corporation duly
organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and in good standing under the laws of the State of California. All corporate acts required to execute and deliver this Agreement have been duly taken by Seller, and the execution, delivery and performance hereof by Seller has been duly authorized by all necessary corporate action.

                           (b)      Title to Assets. Seller owns the Assets and,
after giving effect to the provisions of this Agreement, shall convey to Purchaser good and marketable title to the Assets, free and clear of all liens and encumbrances.

                           (c)      Permits.  To the best knowledge of Seller
(i) all of the permits identified in Exhibit A hereto (the "Permits") are in full force and effect and, to the extent that the Permits are transferable to the Purchaser, the Permits will be transferred without further payment or consent or will be reissued to Purchaser in the ordinary course of business upon payment by Purchaser of customary fees; (ii) no written notification has been received by Seller concerning any material outstanding violation, cancellation or suspension of any of the Permits from any governmental authority having jurisdiction over the Permits, and (iii) no written notification has been received by Seller concerning any material outstanding violation of any material fire, building or health codes or similar governmental or Food and Drug Administration regulation.

                           (d)      Litigation.  To the best knowledge of Seller
and except for the Citations and Notifications of Penalty issued January 5, 1998 by the California Department of Industrial Relations Division of Occupational Safety and Health, copies of which have been provided to Purchaser (the "OSHA Claims Matter") and the "Application for Penalty Award for Worker's Compensation Benefits for Serious and Willful Misconduct of Employer" filed in the Workers Compensation Appeals Board by Estrella Rico (the "Worker's Com. Claim"), copies of which have been provided to Purchaser, there is no (i) outstanding or pending or threatened litigation related to or affecting the Assets or the Business;
(ii) any unsatisfied orders or judgments, proceedings or governmental investigations pending with respect to the Assets or the Business; or (iii) any mechanic's or materialman's liens with respect to work or materials furnished for the benefit of Seller with respect to the Assets or the Business. As of the Closing Date, there is not any factual basis known to Seller for any such suit, action or proceeding.

                           (e)      Operating Contracts.  The Operating
Contracts which are identified on Schedule "1" to Exhibit C are the only contracts which Purchaser has agreed to assume and which Seller will assign to Purchaser at the Closing. A true and exact copy of each of the Operating Contracts, which is in writing, has been furnished to Purchaser and neither Seller nor any other contracting party is in material default in the performance of any of its obligations under any of the Operating contracts. If consent of the contracting party to the Operating Contracts is required, Seller will secure such consent prior to the Closing Date, and those whose duration extends beyond the Closing Date will, as of the Closing, be in full force and effect in all material respects and unimpaired by any acts or omissions of the Seller or its agents or employees and such Operating Contracts will not be modified prior to the Closing Date without Purchaser's written consent.

                           (f)      Taxes.  Seller has filed with the
appropriate governmental agencies all tax returns required to be filed by it, and has paid, or made provision for payment of, all taxes which may become due pursuant to such returns or any assessment received by Seller.

                           (g)      Financial Statements.  The statements of
income and balance sheets of the Seller for the year ended December 29, 1997 and June 29, 1998 which Seller has delivered to Purchaser and which are attached hereto as Exhibit G (the "Financial Statements") are true and correct in all material respects and present fairly the financial condition and results of operation of the Seller and Seller's' business for the respective periods then ended. Purchaser acknowledges that such Financial Statements do not contain footnotes and Purchaser acknowledges that the Financial Statements are unaudited. Except to the extent reflected or reserved against in the Financial Statements, the Seller as of such date, had no liabilities or obligations of any material nature, whether accrued, absolute, contingent, or otherwise, including without limitation tax liabilities, due or to become due.

                           (h)      Without limiting the generality of the
foregoing, since June 29, 1998, the Seller has not:

                                    (1)     Except for the consumption or sale
of its Inventory and supplies in the ordinary course of business and consistent with past practice, sold, leased or otherwise disposed of any of its Assets;

                                    (2)     Disposed of or permitted to lapse
any license or permit;

                                    (3)     Disposed of, or granted to anyone
the right to use any trade name of the Seller;

                                    (4)     Agreed, whether in writing or
otherwise, to take any action described in this Subsection 5.1(h) unless previously approved in writing by Purchaser.

                           (i) No material purchase commitments extending beyond
the Closing Date by Seller are in excess of the normal, ordinary and usual requirements of the operation of the Seller's Business or at any excessive price;

                           (j)      Seller is not a party to any collective
bargaining agreement of any type;

                           (k)      Seller has not committed either orally or in
writing to any type of pension or fringe benefit plan to which Purchaser might be obligated to contribute;

                           (l)      Seller will continue to maintain until the
Closing Date its existing insurance coverage to protect, indemnify and reimburse it for all loss or damage arising from fire, theft or other casualties, liability for injury to or death of any person, and for damage to any property, product liability, worker's compensation and in general such other insurance as may be customary in the Seller's business;

                           (m)      No Other Representations or Warranties.  The
representations and warranties set forth in this Section 5.1 above constitute the only representations and warranties made by Seller with respect to the transactions contemplated hereby and the Assets being transferred pursuant hereto, and such representations and warranties supersede all representations and warranties and words of description (which, although not representations or warranties, might be subject to interpretation as such), written or oral, made by Seller at any time.

                  5.2 Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller, as of the Effective Date and as of the Closing Date, as follows: Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws the State of Delaware. All acts required to execute and deliver this Agreement have been duly taken by Purchaser, and the execution, delivery and performance hereof by Purchaser has been duly authorized by all necessary action. Purchaser has obtained all funds and the financing necessary to consummate the transactions contemplated by the Agreement.

                                   ARTICLE 6

                              AS IS/WHERE IS SALE

                  EXCEPT AS PROVIDED IN SECTIONS 4.3 AND 7.7, SELLER SHALL HAVE NO OBLIGATION TO PERFORM ANY REPAIRS, REPLACEMENTS, TESTING OR MAINTENANCE OF THE ASSETS PRIOR TO THE CLOSING. PURCHASER IS ACQUIRING THE ASSETS "AS IS AND WHERE IS, WITH ALL FAULTS, IF ANY", IN THE CONDITION THEY ARE IN AS OF THE CLOSING DATE, AND EXCEPT AS PROVIDED IN ARTICLE 5, NO WARRANTIES, EXPRESS OR IMPLIED, HAVE BEEN MADE BY SELLER REGARDING THEIR PHYSICAL CONDITION, CAPACITY, QUALITY, VALUE, WORKMANSHIP, OPERATING CAPABILITY OR PERFORMANCE, OR THEIR COMPLIANCE WITH APPLICABLE LAWS, OR THEIR FITNESS OR SUITABILITY FOR PURCHASER'S PURPOSES. NO WARRANTIES, EXPRESS OR IMPLIED, CONTAINED IN THE UNIFORM COMMERCIAL CODE OR OTHERWISE (INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF MERCHANTABILITY AND THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE) SHALL APPLY TO THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ASSETS BEING TRANSFERRED PURSUANT HERETO, AND PURCHASER HEREBY DISCLAIMS AND NEGATES THE RIGHT TO ANY SUCH WARRANTIES.

                                   ARTICLE 7

                             ADDITIONAL OBLIGATIONS

                  7.1 Removal of Excluded Assets. Seller reserves the right, in its sole discretion, to remove and/or dispose of the Excluded Assets: (a) at any time prior to the Closing Date; and (b) during a period of ninety (90) days after the Closing Date.

                  7.2 Confidentiality. Unless otherwise agreed to in writing by Seller and Purchaser, each party shall keep confidential all Proprietary Information, confidential documents, financial statements, reports or other information provided to, or generated by the other party (including, but not limited to all information about the use, design, specifications, costs, profit margins or price of Seller's products; and no disclosure of such information shall be made to any person other than those employees, professional advisors and agents of Seller or Purchaser who are actively and directly participating in the evaluation of the Assets and the negotiation and execution of this Agreement or in connection with the operation of the business after Closing and who are aware of the parties' confidentiality obligations hereunder. Each party shall take all reasonable measures necessary to protect the secrecy and confidentiality of and avoid disclosure or use of such confidential information, including the highest degree of care that such party utilizes to protect its own confidential information. Each party shall promptly notify the other party in writing of any misuse or misappropriation of confidential information which may come to its attention. The obligations of confidentiality shall not apply to information which has entered into the public domain, except where such entry is the result of a party's breach of this Agreement, or to any information which was independently developed by either party without use or reference to the other party's confidential information, or to any information disclosed with the prior written permission of the party to which the confidential information relates. The provisions of this Section 7.2 shall survive the termination of this Agreement.

                  7.3 Indemnification.

                           (a)      By Purchaser.  Purchaser shall indemnify,
protect, hold harmless and defend (by counsel reasonably acceptable to Seller) Seller and CHE and their respective subsidiaries and Affiliates, and their respective shareholders, officers, directors, employees and agents, and the successors and assigns of any of the foregoing, from and against any and all liabilities, liens, claims, damages, costs, expenses, suits, proceedings or judgments (including attorneys' fees to consider, advise and defend, and any damages, penalties, settlements, costs or expenses awarded or incurred), that may be incurred by or asserted against Seller, to the extent arising from or directly relating to: (i) any damage or deficiency resulting from any breach of any warranty, the inaccuracy of any representation, or the material non-fulfillment or non-performance by Purchaser of any agreement, covenant or obligation of Purchaser under this Agreement; (ii) liabilities arising by reason of the failure of Purchaser to hire any former employees of Seller or by reason of the Purchaser's employment or subsequent termination of such former employees of Seller or any other employees of Purchaser on or after the Closing Date;
(iii) any damage, demands, assessments, liabilities and obligations of Purchaser or claims against Seller with respect to Purchaser's ownership, operation or use of the Assets on or after the Closing Date, including, but not limited to, any personal injury or property damage arising from Purchaser's use or operation of the Assets or Business on or after the Closing Date; and (iv) all demands, assessments, judgments, costs and reasonable legal and other expenses arising from or in connection with any action, suit, proceeding, or claim incident to any of the foregoing. Purchaser shall not have any indemnification obligation or responsibility for any liabilities, liens, claims, damages, costs, expenses, suits, proceedings or judgments (including attorneys' fees) for any other matter other than as specified in Section 7.3(a)(i), (ii), (iii), or (iv), or in any other section of this Agreement.

                           (b)      By Seller.  CHE and Seller, and each of
them, shall indemnify, protect, hold harmless and defend (by counsel reasonably acceptable to Purchaser) Purchaser and its subsidiaries and Affiliates, and their respective members, shareholders, officers, directors, employees and agents, and the successors and assigns of any of the foregoing, from and against any and all liabilities, liens, claims, damages, costs, expenses, suits, proceedings or judgments (including attorneys' fees to consider, advise and defend, and any damages, penalties, settlements, costs or expenses awarded or incurred), that may be incurred by or asserted against Purchaser, to the extent arising from or directly relating to: (i) any damage or deficiency resulting from any breach or inaccuracy of any warranty or representation of Seller under
Section 5.1(a), (b), (d), and (f) of this Agreement; (ii) any and all damage, demands, assessments, and liabilities arising from any claims of federal taxing authorities, arising prior to the Closing Date which may result in liens, encumbrances or claims against the Assets; (iii) any matter relating to a past or current employee of Seller concerning acts or omissions by Seller occurring before the Closing Date, including any claims that have not yet been asserted by the Closing Date, and including costs, damages, or liabilities arising by reason of the termination of any employees by Seller, such as liabilities for payment of accrued vacation, sick pay obligations and fringe benefit plan obligations up to and including the Closing Date with respect to all Seller's current employees, regardless of whether the employee is hired by Purchaser; (iv) any and all fines, penalties, costs and expenses relating to the currently pending OSHA Claims Matter and the currently pending Worker's Comp. Claim but only insofar as such fines, penalties, costs or expenses directly relate to acts or omissions of Seller occurring prior to the Closing Date or acts or omissions of Seller occurring pursuant to its obligations under this Agreement whether before or after the Closing Date; (v) except as otherwise set forth or provided in this Agreement, any damage, demands, assessments, liabilities and obligations of Seller or claims against Purchaser with respect to Seller's ownership, operation or use of the Assets prior to the Closing Date; and (vi) all demands, assessments, judgments, costs, and reasonable legal and other expenses arising from or in connection with any action, suit, proceeding or claim incident to any of the foregoing. Purchaser understands, acknowledges and agrees that CHE and Seller shall have the right to employ counsel (reasonably acceptable to Purchaser) and control the defense and any settlement or compromise of the OSHA Claims Matter and the Worker's Comp. Claim or any aspect thereof; provided, however, to the extent that any settlement or compromise of the OSHA Claims Matter and the Worker's Comp. Claim may materially adversely affect the operation of the Assets by Purchaser, Seller agrees to give Purchaser reasonable advance notice of that fact and to obtain Purchaser's prior written approval of such settlement or compromise, which approval by Purchaser shall not be unreasonably withheld. Further, neither CHE nor Seller shall have any indemnification obligation or responsibility for any liabilities, liens, claims, damages, costs, expenses, suits, proceedings or judgments (including attorneys' fees) for any other matter other than as specified in Section 7.3(b)(i), (ii), (iii), (iv), (v) or (vi), or in any other section of this Agreement.

                  7.4 Damage or Destruction. If, prior to the Closing, any material portion of the Assets is damaged by fire or other casualty ("Casualty"), Seller shall promptly give notice thereof to Purchaser. Seller shall elect, at its option, by delivering written notice to Purchaser, either:
(a) to repair such Assets prior to the Closing Deadline, in which event the parties shall continue performance of this Agreement without any adjustment in the Purchase Price; (b) to exclude the damaged Assets from the list of Assets, in which event the Purchase Price shall be reduced by the value allocated to such excluded Assets, as set forth on Exhibit A; or (c) to terminate this Agreement. If Seller elects the option in (b) above with respect to any Assets, and if such damage renders the Assets unsuitable for the operation of Purchaser's business, as reasonably determined by Purchaser after giving effect to such election by Seller, then Purchaser may elect, by delivering written notice to Seller within three (3) days after Purchaser's receipt of Seller's notice, to terminate this Agreement. If this Agreement is terminated pursuant to this Section 7.4, neither party shall have any further rights or obligations hereunder (except for any liability or obligation which survives termination of this Agreement pursuant to the terms hereof). The Closing Deadline shall be extended for the duration of the foregoing three (3) day period. If this Agreement is not terminated by Purchaser or Seller following such a Casualty, the parties shall continue performance under this Agreement, without modification of any of its terms (except for extension of the Closing Date as set forth above) and without any reduction in the Purchase Price. Purchaser shall have no other remedies against Seller as a result of such damage or destruction of the assets excepts as set forth in this section.

                  7.5 Employees. Seller agrees that the Purchaser shall have the right to interview and to solicit any current employees of Seller prior to the Closing and, in its sole discretion, to hire such employees after Closing. Seller agrees to cooperate and assist the Purchaser in its efforts to hire such employees. Seller and Purchaser acknowledge that notwithstanding the Purchaser's efforts, certain of such employees may refuse to accept the Purchaser's offer of employment. Except as required by law or as otherwise set forth or provided in this Agreement, Seller shall have no liability to the Purchaser as a result of any employees of Seller declining to accept an offer of employment with the Purchaser. Seller agrees to bear all costs and expenses relating to accrued vacation and sick pay obligations and fringe benefit plan obligations up to and including the Closing Date with respect to all of Seller's then current employees, whether or not such employees are hired by Purchaser. The Purchaser shall have no liability for any termination costs or liabilities arising by reason of the termination of any employees by Seller, including payment of accrued vacation, regardless of whether they are hired by the Purchaser.

                  After any former employees of Seller have been hired by Purchaser and after the Closing Date, Purchaser shall have sole responsibility for any notices required to be given for termination and employee compensation relating to such employees after the Closing Date. Effective on the Closing Date, Seller shall terminate all of its then current employees regardless of whether the employees, or any of them, have been hired by Purchaser. The parties do not anticipate that either will have any obligation to send notices to Seller and Purchaser's employees and governmental agencies pursuant to the Worker Adjustment and Retraining Notification Act ("WARN"), 29 U.S. ss. 2102, et seq., as a result of the transactions contemplated hereby. Nevertheless, if circumstances arise which necessitate implementing WARN notification procedures, Seller shall be responsible for providing notice of any "plant closing" or "mass layoff" which takes place as a result of any action taken by Seller at or before the Closing, and Purchaser shall be responsible for providing any such notice which takes place as a result of any action taken by Purchaser after the Closing.

                  7.6 Survival. The rights and obligations of the parties pursuant to Sections 4.4, 5.1(a), (b), (d) and (f), 5.2, 7.1, 7.2, 7.3(a),
7.3(b)(i), (ii), (iv), (v) and (vi), 7.4, 7.5 and 7.8 and Articles 6 and 9 (to
the extent necessary to apply the foregoing) shall survive the Closing and transfer of the Assets, and the rights and obligations of the parties pursuant to Sections 3.4, 9.9 and 9.12 shall survive the termination of this Agreement without consummation of the Closing. The representations and warranties of the Seller pursuant to subsections of Section 5.1 not listed in the preceding sentence, shall not survive the Closing. The indemnification obligation of Seller set forth in Section 7.3(b)(iii) shall survive the Closing for a period of one (1) year.

                  7.7 Operation of Business and Assets Prior to Closing. From the Effective Date of this Agreement until the Closing ("Pre-Closing Period"), Seller will operate the Business in a manner consistent with the operation of an ongoing full service food manufacturing facility, taking into consideration the nature and quality of the operation previously conducted by Seller. During the Pre-Closing Period, all equipment and inventories will be acquired, procured and maintained to replenish normal inventory levels required in connection with normal operations or necessary for customary services performed or to be performed at the Business based upon historical operations, and all services with respect to the Business that have been historically provided will continue to be provided during the Pre-Closing Period in connection with the operation of the Business. During the Pre-Closing Period, Seller will use reasonable efforts to maintain all material existing customer accounts at the level at which they have been maintained in the six (6) months prior to the Effective Date of this Agreement.

                  7.8 Prorations. Any and all taxes (other than sales, use, excise or similar taxes incurred as a result of the transactions contemplated by this Agreement which shall be the sole responsibility of Purchaser), property rental or lease payments, common area maintenance charges, water, gas, electricity and other utilities, interest or other finance charges and other recurring payments (collectively "Prorations") shall be apportioned between Seller and Purchaser such that Seller shall be responsible for, and/or receive payment of, as applicable, all such Prorations incurred or earned through and including the Closing Date and Purchaser shall be responsible for, and/or receive payment of, as applicable, all such Prorations incurred or earned after the Closing Date. This section shall survive the Closing.

                                   ARTICLE 8

                                  TERMINATION

                  This Agreement may be terminated prior to the Closing Date by either party, by delivering at least five (5) days' prior written notice to the other party or, in the case of subsection (d) below, immediately upon written notice if:

                  (a) Any condition is not timely satisfied, as provided in
Section 3.1 or Section 3.2, as applicable;

                  (b) The other party is in material breach of any of its representations, warranties or obligations under this Agreement and fails to cure such breach within three (3) days after receipt of written notice thereof;

                  (c) Such party is insolvent or makes any arrangement with its creditors generally, or has a receiver appointed for all or a substantial part of its business or assets; or an insolvency, bankruptcy or similar proceeding is brought by or against such other party as debtor, and, in the case of such a proceeding brought against such other party, is not dismissed within thirty (30) business days after its institution; or such other party goes in liquidation or otherwise ceases to function as a going concern; or

                  (d) The Closing has not occurred by the Closing Deadline.

                  In the event the conditions in Section 3.1(a) shall not have been satisfied on or before the October 6, 1998, then this Agreement shall be immediately terminated without further action of Seller or Purchaser and the Purchaser shall be entitled to have the Nonrefundable Deposit returned to it. In the event this Agreement is terminated at any time for any other reason, Seller shall be entitled to retain the Nonrefundable Deposit.

                                   ARTICLE 9

                               GENERAL PROVISIONS


                  9.1 Amendment. This Agreement may be amended only by a writing signed by duly authorized representatives of both parties.

                  9.2 Assignment. No party to this Agreement shall have the right to assign any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

                  9.3 Captions. The captions and paragraph headings used in this Agreement are inserted for convenience of reference only and are not intended to define, limit or affect the construction or interpretation of any term or provision hereof.

                  9.4 Construction. The provisions of this Agreement and the documents referred to herein have been examined, negotiated, drafted and revised by counsel for each party hereto, and no implication shall be drawn or construction made against any party by virtue of the drafting of this Agreement or any such document.

                  9.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same document.

                  9.6 Entire Agreement. This Agreement, together with the Co-Pack Agreement and the Bread Supply Agreement, contains the entire agreement between the parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings and commitments, whether oral or written, including, but not limited to, the July 22, 1998 Term Sheet. No course of prior dealings or future dealings between the parties and no usage of trade shall be relevant or admissible to supplement, explain or vary any of the terms of this Agreement.

                  9.7 Exhibits. All exhibits referred to herein are attached hereto and incorporated herein by reference.

                  9.8 Further Assurances. The parties agree to perform such further acts and to execute and deliver such additional documents and instruments as may be reasonably required in order to carry out the provisions of this Agreement and the intentions of the parties.

                  9.9 Governing Law; Venue; Compliance with Laws. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of California without regard to conflict of law rules and principles. Any dispute regarding the interpretation, validity or enforcement of, or otherwise arising out of, this Agreement shall be subject to the exclusive jurisdiction of the California State Courts or, in the event of federal jurisdiction, the United States District Court for the Southern District of California; and each party hereby agrees to submit to the personal and exclusive jurisdiction and venue of such courts and not to seek the transfer of any case or proceeding out of such courts. Each party agrees to comply with all federal, state and local laws, regulations and ordinances of the United States applicable to such party's performance contemplated hereunder.

                  9.10 No Third-Party Beneficiaries. Nothing contained in this Agreement shall be construed to give any person other than the parties any legal or equitable right, remedy or claim under or with respect to this Agreement.

                  9.11 Notices. Notice to either party shall be in writing and either personally delivered, or sent by an overnight courier service which provides a receipt of delivery (such as Airborne, Federal Express or Purolator), or sent by first-class mail, registered or certified mail, postage prepaid, return receipt requested, addressed to the party to be notified at the address specified herein. Any such notice shall be deemed received on the date of receipt if personally delivered, or on the date of receipt evidenced by the receipt provided by the courier service or the U.S. mail, as the case may be.

                  Seller or CHE's Address for Notice:
                  -----------------------------------
                  Chart House Enterprises, Inc.
                  640 N. LaSalle Street
                  Suite 295
                  Chicago, IL  60610
                  Attention:  Cynthia Quigley

                  With a copy to:

                  Allen, Matkins, Leck
                    Gamble & Mallory LLP
                  501 W. Broadway
                  Suite 900
                  San Diego, CA  92101
                  Attention:  Joe M. Davidson, Esq.

                  Purchaser's Address for Notice:
                  -------------------------------
                  Crestone Group, LLC
                  3525 Del Mar Heights Road
                  Suite 423
                  San Diego, CA  92130
                  Attention:  David S. Wells

                  Either party may change its address for notice by delivering written notice to the other party as provided herein.

                  9.12 Remedies. The remedies of either party upon breach of this Agreement by the other party, to the extent set forth herein, are in addition to any other remedies available to the non-breaching party at law or in equity. The exercise of any remedy provided by the provisions of this Agreement or at law or in equity shall not exclude any other remedy, unless it is expressly excluded. The remedy at law, if any, of the non-breaching party shall be conclusively presumed not to be adequate in view of the irreparable and continuing damage which any breach would cause. The non-breaching party shall be entitled to injunctive relief against any continuation of such breach, without the posting of any bond or other security, in addition to any other remedies, whether legal or equitable, otherwise available to the non-breaching party.

                  9.13 Severability. If any term, provision, covenant or condition of this Agreement is held to be invalid, void or otherwise unenforceable, to any extent, by any court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby, and each term, provision, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                  9.14 Successors. Subject to the restriction on assignment contained herein, all terms of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives, successors, and assigns.

                  9.15 Time Period Computation. All periods of time referred to in this Agreement shall include all Saturdays, Sundays and state or national holidays, unless the period of time specifies business days. The term "business days" means days other than Saturdays, Sundays and state or national holidays. If the date or last date to perform any act or give any notice or approval shall fall on a Saturday, Sunday or state or national holiday, such act or notice shall be deemed to have been timely performed or given on the next business day.

                  9.16 Waiver. Either party hereto may specifically waive any breach of this Agreement by the other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, is signed by the waiving party and specifically designates the breach waived. No such waiver shall constitute a continuing waiver of similar or other breaches.

                  9.17 Attorneys' Fees. In the event of any legal action or proceeding between the parties arising out of this Agreement, the losing party shall pay the prevailing party's legal costs and expenses, including, but not limited to reasonable attorneys' fees as determined by the court.

                  9.18 Escrow. Escrow Agent will administer the escrow according to this Agreement. Purchaser and Seller will execute such additional instructions Escrow Agent may require provided they are consistent with the terms of this Agreement and will promptly return all documents to Escrow Agent requiring execution by the parties and in no event later than five (5) business days of such parties' receipt of same from Escrow Agent. Escrow Agent's obligations are limited to those matters set forth in the additional escrow instructions attached hereto as Exhibit F provided by Escrow Agent and Escrow Agent shall have no obligation or liability under or with respect to this Agreement except as provided therein. All fees and costs incurred by Escrow Agent shall be equally apportioned between Purchaser and Seller. Escrow Agent shall not be liable for any of its acts or omissions unless such acts or omissions constitute negligence or willful misconduct.

                  9.19 Bulk Sales. The parties contemplate that the sale of the Assets is a bulk sale as that term is defined in Commercial Code Section 6102(a)(3) and that the parties must comply with the provisions of the Commercial Code relating to bulk transfers of business assets. In accordance with such provisions, Escrow Agent will publish and file a Notice of Intended Transfer to Creditors of Bulk Sale with the appropriate entities and shall thereafter receive any claims against Seller.

                  9.20 Brokers and Brokers' Commissions. Purchaser and Seller each warrant and represent that it has not contracted or otherwise obligated itself or any other party to any sums as either commissions, finders' fees or other claims of a similar nature arising out of this Agreement or the contemplated sale of Assets. Each of the parties agrees to hold the other parties harmless with respect to any breach on its part of this warranty and representation.

                  9.21 Advisory Fees. CHE shall be responsible for the payment of all advisory fees payable to David B. Duval.

                  IN WITNESS WHEREOF, the parties have executed this Asset Purchase Agreement as of the Effective Date first above written.

         Seller:              SOLANA BEACH BAKING COMPANY
                              a Delaware corporation

                              By:       /s/ Cynthia T. Quigley
                                 -----------------------------------
                              Name:     Cynthia T. Quigley
                                   ---------------------------------
                              Title:    Vice President and Treasurer
                                    --------------------------------


         Purchaser:           CRESTONE GROUP, LLC
                              a Delaware limited liability company

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------


         CHE:                 CHART HOUSE ENTERPRISES, INC.
                              a Delaware corporation

                              By:       /s/ Cynthia T. Quigley
                                 -----------------------------------
                              Name:     Cynthia T. Quigley
                                   ---------------------------------
                              Title:    Vice President and Chief
                                        Financial Officer
                                    --------------------------------

     IN WITNESS WHEREOF, the parties have executed this Asset Purchase Agreement as of the Effective Date first above written.

         Seller:              SOLANA BEACH BAKING COMPANY
                              a Delaware corporation

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------


         Purchaser:           CRESTONE GROUP, LLC
                              a Delaware limited liability company

                              By:       /s/ David Wells
                                 -----------------------------------
                              Name:     David Wells
                                   ---------------------------------
                              Title:    Managing Partner
                                    --------------------------------


         CHE:                 CHART HOUSE ENTERPRISES, INC.
                              a Delaware corporation

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------

                                   EXHIBIT A

                              INVENTORY OF ASSETS

                        AND ALLOCATION OF PURCHASE PRICE


                                                                Purchase Price

I.                Equipment and Small Wares Inventory             $  165,000

         Item #            Qty              Description
         ------           ------           --------------
General Production Equipment
----------------------------
            1                 1             Conico rounder
            2                 1             Over head proofer, 320 pockets
            3                 1             Rondo 2 door pass through proofer
            4                 1             Cleveland tilt kettle, electric, 5 gallon
            5                 1             Crouton slicer
            6                 1             Rondo sheeter
            7                 1             Rondo Vertical Sheeter, small
            8                 1             Goring Kerr metal detector
            9                 1             Guyon 36 part divider
           10                 1             Veitlay Cookie Depositor
           11                 1             6' conveyor
           12                 1             UBE slicer, with kwik lock bagger
           13                 1             Rondo Sheeters (#28 & #29)
           14                 1             Rondo sheeter 60" belt
           15                 1             Oliver Slicer - Model 797
           16                 1             Hinds-Bock Depositor
           17                 1             30" Conveyor
           18                 2             Benier Dividers
           19                 1             Rondo croissant cutter/folder, 400lb
           20                 1             Benier baguette moulder
           21                 1             A.M. Rounder
           22                 1             Rondo 3 door proofer
           23                 1             Hoshizaki ice maker.  1200 lbs with ice bin
           24                 1             Hobart buffalo chopper
           25                 1             Benier Finger roll maker
           26                 2             Benier moulders
           27                 1             Food Tool brownier cutter
           28                 3             Enclosed wire storm

                               EXHIBIT A - PAGE 1

         Item #            Qty              Description
         ------           ------           --------------
Sinks & Accessories
-------------------
           29                 2             3 compartment sink, pot & pan
           30                 2             Grease traps
           31                 1             Douglas pan washer
           32                 1             Universal pan & rack washer

Packaging Equipment
-------------------
           33                 1             Belco Bar Sealer and Tunnel
           34                 2             Box Tapers

Scales & Storage
----------------
           35                 1             Accuweight Scale, 125lbs
           36                 1             125lb scale
           37                35             White brutes
           38                 1             Cooking Oil Tank
           39                 1             32g scale
           40                 2             Bakers Scales
           41                 7             Ingredient Bins

Warehouse Equipment
-------------------
           42                 1             Yale sit-down fork lift
           43                 1             Walk Behind Fork Lift
           44                 3             Big lights
           45                 1             Battery Charger
           46                 4             large fans
           47                 1             Graco Floor scrubber
           48                 1             Forklift Battery Charger
           49                 2             Step ladders on wheels
           50                 2             Air compressors
           51                 1             Walk Along Pallet Jack
           52                 1             60" air fan

Mixers
------
           53                 1             Hobart 20qt mixer
           54                 1             Sancassiano 3 sack mixer
           55                 1             Stephan VCM 25
           56                 1             Hobart 60qt mixer
           57                 1             Rondo SPI mixer, with S/S Bowl, whip, hook
           58                 1             Benier 2 sack mixer
           59                 1             Hobart 8qt mixer
           60                 1             Hobart 140qt mixer, with S/S Bowl (2), whip, hook

                               EXHIBIT A - PAGE 2

         Item #            Qty              Description
         ------           ------           --------------
Ovens
-----
           61                 6             Revent Double Rack Ovens
           62                 1             Hobart convection oven, electric
           63                 1             Rondo/Dahlen double rack oven
           64                 1             Pizza Oven
           65               100             S/S oven racks

Refrigeration
-------------
           66                 1             Utility 2 door cooler
           67                 1             Retard box w/coil and compressor,
                                            20x17x8, 1 ea 5' door
           68                 1             Freezer, 30x20x16, with coil and compressor
           69                 1             Utility 1 door cooler
           70                 1             Traulsen 2 door cooler
           71                 1             Blast Freezer Coil & Compressor
           72                 1             8x8 cooler, 2 door, with coil and compressor
           73                 1             Freezer, 18x50x16, 6' door, with coil and
                                            compressor
           74                 1             Batch Water Chiller
           75                 1             Cooler box, 20x10x8, 2 door, pass thru, w/coil &
                                            compressor
Pans
----
           76              100              Sheet Pans
           77               37              Sheet pan racks
           78               40              Mini Muffin Pans - 36
           79               36              Muffin Pans
           80               72              Muffin Pans
           81              144              Exco/GLCO Model Baguette Pans
           82                1              French Baguette Pans
           83              288              18 x 26 Perf Sheets
           84              288              Aluminum Baking Sheets
           85              300              Baking Pans
           86             2216              Baking Trays
           87                1              Aluminum Screens
           88              200              Bread Pans
           89              250              Chicago Mtn. Model Hearth
Tables, Racks, & Shelves
------------------------
           90                 1             36" dunnage rack
           91                 1             S/S 3 x 10 table
           92                 1             4' S/S wall shelf
           93                 8             4' dunnage racks

                               EXHIBIT A - PAGE 3

         Item #            Qty              Description
         ------           ------           --------------
          94                  2             21x48 4 tier shelf
          95                  1             S/S table 3x5
          96                  1             3 tier racks with shelving, 18x36
          97                  7             Union Steel bread cooling racks
          98                  1             4 tier 24x48
          99                  5             2 tier 8' pallet racks
         100                  1             10' Wood bench, coved
         101                  1             4 tier 18x60 racks with castors
         102                  1             6 tier, 24x72, shelving with castors
         103                  2             10' S/S table
         104                  1             4 tier 24x48 racks with castors
         105                  1             8 tier 18x72
         106                 16             Pallet shelving, 3 tier, 8' long
         107                150             Perforated Sheet Pan
         108                 20             Quiche Pans
         109                  1             10' S/S wall shelf
         110                  1             8' S/S wall shelf
         111                  3             8' wood table
         112                  1             6 tier 18 x 60 shelf
         113                  1             6' S/S table
         114                  1             4 tier racks with shelving, 18x30
         115                  8             4 tier 24x72 racks with castors
         116                  6             8' wood benches
Office Equipment
----------------
         117                Various         Locks
         118                  2             Time Clock
         119                Various         Lockers
         120                  6             Chairs
         121                  1             Table
         122                Various         Keys
         123                  2             60 x 30 Oak Desks
         124                Various         Office Cabinets
         125                  2             Exec Chairs
         126                  2             Cof Arm Chairs
         127                  2             60 inch Oak Credenzas
         128                  2             3 Drawer Lateral Cabinets
         129                  1             Elec Compt Hookup
         130                  1             Phone System
         131                  1             3 Drawer Lateral File

                               EXHIBIT A - PAGE 4

         Item #            Qty              Description
         ------           ------           --------------
         132                  1             Lockers
         133                  1             Coat Rack
         134                  1             HP 3P Laser Printer
         135                  1             36 x 72 Lt. Oak Radius Desk
         136                  1             Right Return Desk Light Oak
         137                                [INTENTIONALLY OMITTED)
         138                  1             Phone System
         139                Various         Fire Extinguishers
         140                Various         Warning Signs
         141                  1             Computer System
         142                  1             Sextant System
         143                  1             Computer System
         144                  1             Thermal Printer
         145                Various         Back-up Tapes
         146                  1             HP 5SI Printer
         147                  1             HP 3P Printer
         148                  1             HP 6P Printer
         149                Various         Computer Software
         150                  1             PC Anywhere 32
         151                  2             Backroom Systems
         152                  1             Computer Cabinet
         153                  1             Canon Laser 5500 Fax Machine
         154                  1             Safe
         155                  1             Copier
         156                  1             Canon NP 2120 Copier
         157                  1             HP Laserjet
         158                  1             Prosignia 200

                                                              Purchase Price
                                                              --------------
  II.    Licenses and permits                                     $ -0-

  III.   Contracts                                                $ 10,000

         General Mills Sales, Inc. confirmation of sale dated as of September 9, 1998;

         CK Construction Preventative Maintenance Contract dated March 24, 1998

         Hold Harmless Agreement between SBBC and Sweet Illusions dated June 25, 1998

                               EXHIBIT A - PAGE 5

         Product Secrecy Agreement with Angel City Food Co. Inc. dated June 17, 1998

         Letter Agreement with Abbye Freiman regarding Trader Joe's dated August 12, 1998

         General Contract for Services between SBBC and Preferable Sales & Distribution dated as of August 1, 1998

         Software Support invoice dated June 10, 1998 with Datapax, Inc.

         Los Angeles Paper Box & Board Mills folding order dated July 9, 1998

         Apricot and Peach Contract with Evergreen Research and Development Dated August 8, 1998

         Walnut Sale Contract dated April 20, 1998 between SBBC and Dadant & Company

         Starbucks Corporation Supplier Agreement dated November 15, 1994

         IKON Office Equipment Agreement dated December 8, 1997


IV.      Recipes as described on Schedule "1" hereto                                   $ 300,000

V.       Solana Beach Baking Company name and logo; all patents, trademarks,           $ 290,000
         tradenames, service marks, copyrights and licenses registered in the name of Solana Beach Baking Company in connection with the operation of the Business (excluding any Excluded Assets)

VI.      Inventories including raw goods, finished goods and packaging inventory       $  95,000
         on hand as of the Closing Date.

VII.     Miscellaneous business assets                                                 $   5,000

                           TOTAL PURCHASE PRICE                                        $ 865,000
                           Plus/less inventory adjustments as provided in              =========
                           Section 2.2 of the Asset Purchase Agreement


                               EXHIBIT A - PAGE 6

                           SCHEDULE "1" TO EXHIBIT A
                                    RECIPES

  Ref    Recipe Name                        Ref      Recipe   Name                      Ref      Recipe Name
  ---    -----------                        ---      -------------                      ---      -----------
     1   8-Grain/Sand/R.F                      2     Egg Bread                             3     Jalapeno Cheese Brd
     4   Jalapeno Corn Bread                   5     Cinnamon Raisin Bd                    6     Solana Beach Squaw
     7   French Bread                          8     Honey BK French BD.                   9     Marble Rye
    10   Jalapeno Corn Muffin                 11     Blue/Banana Muffins                  12     Pepper Cheese Bread
    13   Banana Nut Muffin                    14     Honey Bran Muffin                    15     Oat Bran Muffin
    16   Blueberry Muffin                     17     Apple Oat Bran                       18     Bran Muffins
    19   Corn Muffin                          20     Choc. Chip Muffins                   21     Rasp. NoChl.Muf.18#
    22   Cranberry Orange Muf                 23     No-Fat Choc. Cookie                  24     Pumpkin Pie
    25   Choc. Chip Banana Muf                26     Zucchini Muf                         27     Choc. Choc Muffin
    28   Peohe's Hawaiian Bd                  29     Squaw Sandwich Bd                    30     C.H.B. Squaw
    31   Island's Bread Stick                 32     NoFat Peach/Cran Muf                 33     NoFat Blue Muf
    34   NoFat Apple Muf.                     35     NoFat Peach Muf.                     36     California Blondies
    37   French Round                         38     Honey Smear CHE                      39     Chocolate Ecstacy
    40   CHE Country Bread                    41     P.B. Scones                          42     Raspberry Scone
    43   Blueberry Scone                      44     Cranberry Scone                      45     Chocolate Chip Scone
    46   Rum Raisin                           47     Lemon Poppy                          48     Apple Cinnamon
    49   Cherry Almond                        50     Chocolate Chunk                      51     Short Bread Cookie
    52   Hawaiian Delite STBK                 53     Oatmeal Raisin Cooki                 54     Peanut Butter Cookie
    55   Sugar Cookie                         56     Pizza Dough                          57     Lemon Cookie
    58   Snickerdoodle                        59     Country Style Bread                  60     Macadamia Nut Cookie
    61   Pecan Pie                            62     Hallah Bread                         63     Garlic Parm. Crouton
    64   Maple Donut                          65     Chocolate Donut                      66     Peanut Butter Cookie
    67   Whole Wheat Maple                    68     PB XMAS Cookie                       69     Hi-Fiber Choc. Chip
    70   Choc Chip Cookie                     71     Choc Chip Nut Cookie                 72     Carrot Cake Icing
    73   Danish Topping                       74     Carrot Cake Glaze                    75     Scones (raisin)
    76   Scones (plain)                       77     Scones (Rasberry)                    78     Strawberry Croissant
    79   Lemon Poppy Cake L                   80     Ginger Molasses L                    81     Chocolate Chip L
    82   Nutty Wheat, X                       83     Isl. Hamb. Bun                       84     Isl. Wheat Hamb
    85   SD Crustini                          86     Short Dough, STR                     87     Cranberry, STR
    88   Rasp. Bear Claw                      89     Blueberry Cresent PC                 90     Strawberry Cornu PC
    91   Apple Turnover PC                    92     Macaroon, Coc. PC                    93     Raspberry Croissant
    95   Fudge Icing                          96     Mandarine Orange Muf                 97     Brownies
    98   Carrot Cake                          99     Oat Raisin Soft Chew                100     SB Blueberry Muffin
  101    SB Cran Orange Muffn                102     Lemon Poppy Cake                    103     SB Morning Glory
  105    Focaccia                            106     Buttermilk Spice, STR               105     Espresso Chip, STR
  113    Apricot Blue STBK                   114     Cran Peach STBK                     115     Oat Choc Nugget Cook
  116    Oat/Rais PF STBK                    120     Italian Herb Bread                  121     Pumpkin Pie
  122    Flax & Honey X                      123     Light Wheat                         124     PC Oat Raisin Cookie
  125    Rye Bread HB                        151     Crois Butter Plain                  152     Crois BTR Blu/Berry
  153    Crois Apple Raisin                  154     Croiss Cream Cheese                 155     Crois Spinach Cheese
  156    Rye Rolls                           157     W/W Croutons                        158     Dark Rye B&S 1.5
  159    Croutons                            160     Cinnamon Rolls                      161     Sourdough
  162    Sour Rye                            163     Sourdough Sandwich                  164     Italian Bread
  165    Crois Chocolate                     166     French Rolls 1.5                    167     Rosemary Din Rolls
  168    D&D W/W Croutons                    169     D&D Croutons                        170     Onion Rolls 1.5
  171    Soft Pretzels                       172     Wheat Kaiser Roll 48                173     Country Bread CHE
  174    CrCrois Rsn                         175     Lemon Bars STBK                     176     Date Bar
  177    Chop Chop Cheese Br                 178     Baby Cakes                          179     HH Chocolate Cake
  180    Chocolate Croissant                 181     Chocolate Croissant                 182     Olive Bread
  183    Cranberry Bread                     184     Bread Sticks Chart                  185     Cran Peach STBK
  186    Brioche Buns                        187     Brioche Loaf                        188     Caesar Crouton
  189    Butter Crumb Cake                   190     Mocha Crumb Cake                    191     Fat-Free Choc. Cake
  194    Croissant Dough                     195     Croissant Dough Mrg                 196     S.D. Crouton Bread
  197    Whole Wheat Crois                   198     Honey Smear                         199     Rye Bread
  200    Lemon Poppy Muffin                  201     Orange Streusel                     202     Raisin Bran Muffin

                       SCHEDULE "1" TO EXHIBIT A - PAGE 1

  203    Apple Tort                          204     Peach Tort                          205     Cherry Tort
  206    Blueberry Tort                      207     W/W Southdough                      208     Babycakes
  209    Walnut Cranberry                    210     WholeWheatCiabatta                  211     Heart Cookie STBK
  212    Cranberry Walnut                    213     Whole Grain, 100%                   214     Chipper Dough
  215    Fudge Nut Dough                     216     PB X-MAS Cookie Dgh                 217     Whole Wheat Bread
  218    Focaccia Italian                    219     Iced Brownie STBK                   220     Strawberry STBK
  221    Blueberry Muffin                    222     Brownie Low Fat                     223     Peanut Butter STBK
  224    Cheesecake Brownie                  225     Mac Nut STBK                        226     Unseasoned Crouton
  227    Snickerdoodle STBK                  228     Oat Raisin Cook ST                  229     Choc Chip Cook STB
  230    Squaw HB                            231     Brownie No Fat                      232     Onion Bread
  233    Generic Choc. Chip                  234     Generic Oat/Rsn Cke                 235     Cran Peach Low Fat
  236    Blueberry STBK                      237     Mixed Berry STBK                    238     Raisin Bran STBK
  239    Morning Glory STBK                  240     Cinnamon Rolls STBK                 241     Carrot Muffin STBK
  242    Cinnamon Rolls Chart                243     Blueberry Hughes                    244     Banana Bran STBK
  245    Ginger Snap MA                      246     Chocolate MA                        247     Oatmeal MA
  248    Peanut Butter MA                    249     Snickerdoodle MA                    250     Choc Choc Muffin
  251    Mocha Bean Truff MA                 252     Cinnamon & Raisin                   253     Pumpkin Cookie
  254    Pumpkin Muffin                      255     SB Apple Raisin Muff                256     Cherry Croissant
  257    Apple Croissant                     258     Blueberry Crois                     259     Almond Croissant
  260    Squaw Crustini                      261     Apple Cinn. Hughes                  262     Lemon Poppy STBK
  263    Blueberry Muff LF CC                264     Orange Streusel                     265     PC Brownie Low Fat
  266    Cran/Apple Muffin LF                267     Variety pk. Stbk                    268     Brownie-Walnut
  269    Miltons Bread                       270     Tomato Rosemary                     271     Rosemary Bread
  272    Ciabatta                            273     Cinnamon Rolls, L                   274     Frnch Roll Sesame
  275    Marble Rye HB                       276     Orange Streusel SB                  277     Hawaiian Dlte STBK
  278    Carrot Low Fat STB                  279     Apricot Blue STBK                   280     Hawaiian Dlte LFat
  281    Ginger Molasses                     282     Apricot Blue Lfat                   283     Blueberry CC
  284    Cranberry CC                        285     Oatmeal Raisin CC                   286     Banana CC
  287    Chocolate Chip CC                   288     Peanut Butter CC                    289     Chcolate Eclip CC
  290    Short Bread                         291     Muffin Mix, Dark                    292     Date Muffin STBK
  293    X-MAX Sugar STBK                    294     Hamburger Bun, New                  295     Christmas Bell STR
  296    Christmas Trees STR                 297     Rosemary Bread Dough                298     Onion Bread Croutons
  299    Toscano Bread                       300     Gingerbread xmas STR                301     Plum Almond, Str
  302    Banana Maple, STR                   303     Espresso Cookie                     304     Peanut Crunch
  305    Chocolate Chunk, STR                306     Chocolate Walnut, STR               321     Choc Mint Shortbread
  375    Need to Use                         376     Rustic Mini Baguette                389     Blueberry Bar Lowfat
  394    Lemon Shortdough                    395     Lime Shortbread                     396     Orange Shortbread
  397    Pear Ginger, STR                    399     Lemon Orange, STR                   401     Croissant Dough
  402    Croissant Dough Mrg                 403     Blu/Ber Cheese Filng                404     Apple Raisin Filling
  405    Cream Cheese Filling                406     Spinach Cheese Filng                407     Bread Stick Dough
  408    Bread Stick Smoosh                  409     S.D. Crouton Bread                  410     Crouton Spices
  411    Cinn. Roll Dough                    412     Cinnamon Sugar                      413     Whole Wheat Crois
  414    Sourdough Sponge                    415     Honey Smear                         416     Rye Bread
  417    Pumpernickel Bread                  418     Chipper Dough                       419     Fudge Nut Dough
  420    Streusel Topping                    421     PB X-MAS Cookie Dgh                 422     Whole Wheat Bread
  423    W/W Crouton Spice                   424     Focaccia Italian                    425     Island Bread St. Dgh
  426    Island Bd. St Smoosh                427     Iced Brownie STBK                   428     Strawberry STBK
  429    Morning Glory Muffin                430     Cinn Streusel STBK                  431     Raisin Pecan
  432    R.P Topping                         433     Apple Wal Bran                      434     Streusel STBK
  435    Banana Bran                         436     Low Fat Muffin                      437     Cinn Roll Icing ST
  438    Blueberry Muffin                    439     Fudge Icing STBK                    440     Cran Peach base
  441    Mixed Berry Muffin                  442     Bran Muffin SBBC                    443     Cinn Sug Honey Sme
  444    Cinn Sugar STBK                     445     Brownie Low Fat                     446     Peanut Butter STBK
  447    Mac Nut STBK                        448     Snickerdoodle STBK                  449     Oat Raisin Cook ST
  450    Choc Chip Cook STB                  451     Short Dough                         452     Rye Bread HB
  453    Squaw HB                            454     Brownie No Fat                      455     Brownie Icing LFat
  456    Apple Raisin Tpng                   457     Egg Wash                            458     Onion Bread
  459    Generic Choc. Chip                  460     Generic Oat/Rsn Cke                 461     CR. Crois RSN
  462    CHE Brownie                         463     Sponge Two Ferments                 464     Brioche Sponge
  465    WWCiabatta Sponge                   466     Cran Peach Low Fat                  467     WW Ciabatta Sponge

                       SCHEDULE "1" TO EXHIBIT A - PAGE 2

468      Blueberry STBK                     469     Lemon Bar Dough                     470     Mixed Berry STBK
471      Milts Topping                      472     Raisin Bran STBK                    473     Morning Glory STBK
474      Banana Bran STBK                   475     Lemon Bar Filling                   476     Pumpkin Cookie
477      Pumpkin Muffin                     478     Lemon Poppy STBK                    479     Orange Streusel SB
480      Hawaiian Dlte STBK                 481     Carrot Low Fat STB                  482     Apricot Blue STBK
483      Hawaiian Dlte Lfat                 484     Ginger Molasses                     485     Apricot Blue LFat
486      Blueberry CC                       487     Cranberry CC                        488     Oatmeal Raisin CC
489      Banana CC                          490     Chocolate Chip CC                   491     Low Fat Muffin Two
492      Peanut Butter CC                   493     Chocolate Eclip CC                  494     Walnut Sugar STBK
495      Oat Brown Sug STBK                 496     Date Bar Dough                      497     Date Bar Filling
498      Baby Cakes Filling                 499     Baby Cakes Filling                  500     Cinn Roll Dgh CHE
501      Cake Mix, HH                       502     Frosting, HH                        503     Pecan Smear
504      Butter Streusel, Br                505     Muffin Batter, Pln                  506     Short Bread
507      Cinn. Rolls                        508     Muffin Mix, Dark                    509     Mocha Crumb Cake
510      Butter Streusel                    512     Tomato Sauce T/R                    513     Chocolate Chunk, S
525      Crustini Topping                   526     Squaw Sand-Crust                    530     NOT USED
535      Almond Filling H                   540     Date Muffin STBK                    541     Orange Streusel Muff
546      Gingerbread                        547     Do Bash                             549     X-MAS Sugar STBK
550      Sugar STBK                         551     Bread Sponge                        552     Hamburger Bun, New
553      Rosemary Butter                    555     Sponge C & R                        556     Second Mix C & R
557      Sponge Flax & Hny                  558     Second Mix F & H                    559     Sponge Mix-Lt. Wht
560      Second Mix-Lt Wht                  561     Sponge Mix 100%WG                   562     Second Mix 100%WG
563      Sponge Mix- NWht                   564     Second Mix - NWht                   565     use
589      Buttermilk Spice, S                590     Plum Almond Batter                  591     French Bread
592      Plum Almond Top                    593     Banana Maple Bat                    594     Banana Maple Top
595      Oat/Brownsugar, STR                596     Filling, EspChip, S                 597     Esp Chip Dough, STR
598      Chocolate Walnut, S                599     Cranberry Batter, S                 600     Cranberry Top, STR





                       SCHEDULE "1" TO EXHIBIT A - PAGE 3

                                   EXHIBIT B

                                  BILL OF SALE


                  This BILL OF SALE, effective as of October ____, 1998 ("Effective Date"), is executed by SOLANA BEACH BAKING COMPANY., a Delaware corporation ("Seller"), and CRESTONE GROUP, LLC., a Delaware limited liability company ("Purchaser"), pursuant to an Asset Purchase Agreement ("Purchase Agreement") dated as of October ___, 1998 between Seller and Purchaser.

                  IN CONSIDERATION of the payment of the Purchase Price specified in Section 2.2 of the Purchase Agreement and the mutual covenants set forth therein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledge, Seller hereby sells, assigns and transfers to Purchaser all of the assets more particularly described on Schedule 1 attached hereto and made a part hereof ("Assets"), subject to the following terms and conditions:

                  EXCEPT AS PROVIDED IN SECTIONS 4.3 AND 7.7 OF THE PURCHASE AGREEMENT, PURCHASER ACKNOWLEDGES THAT PURCHASER IS ACQUIRING THE ASSETS "AS IS AND WHERE IS, WITH ALL FAULTS, IF ANY", IN THE CONDITION THEY ARE IN AS OF THE EFFECTIVE DATE, AND NO WARRANTIES, EXPRESS OR IMPLIED, HAVE BEEN MADE BY SELLER REGARDING THEIR PHYSICAL CONDITION, CAPACITY, QUALITY, VALUE, WORKMANSHIP, OPERATING CAPABILITY OR PERFORMANCE, OR THEIR COMPLIANCE WITH APPLICABLE LAWS, OR THEIR FITNESS OR SUITABILITY FOR PURCHASER'S PURPOSES. NO WARRANTIES, EXPRESS OR IMPLIED, CONTAINED IN THE UNIFORM COMMERCIAL CODE OR OTHERWISE (INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF MERCHANTABILITY AND THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE) SHALL APPLY TO THE SALE OF THE ASSETS, AND PURCHASER HEREBY DISCLAIMS AND NEGATES THE RIGHT TO ANY SUCH WARRANTIES.

                  As of the Effective Date, Seller represents that: (a) Seller is lawfully possessed of good title to the Assets; (b) Seller has the right and authority to convey the Assets; and (c) the Assets shall be conveyed and delivered to Purchaser free and clear of all security interests, liens and encumbrances.

                  Possession of the Assets shall be delivered to Purchaser on the Effective Date set forth below. No Excluded Assets (as defined in the Purchase Agreement) are being transferred or sold to Purchaser.

                  All applicable sales, use, transfer and documentary taxes arising out of the transfer of the Assets shall be paid by Purchaser.

                  This Bill of Sale shall be governed, construed and enforced in accordance with the laws of the State of California.


                               EXHIBIT B - PAGE 1

                  IN WITNESS WHEREOF, this Bill of Sale has been executed in the city of Solana Beach, State of California, to be effective on the Effective Date first set forth above.

         Seller:                         SOLANA BEACH BAKING COMPANY
                                         a California corporation

                                         By:
                                            --------------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------


         Purchaser:                      CRESTONE GROUP, LLC
                                         a Delaware limited liability company

                                         By:
                                            --------------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------










                               EXHIBIT B - PAGE 2

                                   SCHEDULE 1

                                                INVENTORY OF ASSETS


                                                                Purchase Price
                                                                --------------
I.                Equipment and Small Wares Inventory              $ 165,000

         Item #            Qty              Description
         ------           -----             ------------
General Production Equipment
----------------------------
            1                 1             Conico rounder
            2                 1             Over head proofer, 320 pockets
            3                 1             Rondo 2 door pass through proofer
            4                 1             Cleveland tilt kettle, electric, 5 gallon
            5                 1             Crouton slicer
            6                 1             Rondo sheeter
            7                 1             Rondo Vertical Sheeter, small
            8                 1             Goring Kerr metal detector
            9                 1             Guyon 36 part divider
           10                 1             Veitlay Cookie Depositor
           11                 1             6' conveyor
           12                 1             UBE slicer, with kwik lock bagger
           13                 1             Rondo Sheeters (#28 & #29)
           14                 1             Rondo sheeter 60" belt
           15                 1             Oliver Slicer - Model 797
           16                 1             Hinds-Bock Depositor
           17                 1             30" Conveyor
           18                 2             Benier Dividers
           19                 1             Rondo croissant cutter/folder, 400lb
           20                 1             Benier baguette moulder
           21                 1             A.M. Rounder
           22                 1             Rondo 3 door proofer
           23                 1             Hoshizaki ice maker.  1200 lbs with ice bin
           24                 1             Hobart buffalo chopper
           25                 1             Benier Finger roll maker
           26                 2             Benier moulders
           27                 1             Food Tool brownier cutter
           28                 3             Enclosed wire storm
Sinks & Accessories
-------------------
           29                 2             3 compartment sink, pot & pan
           30                 2             Grease traps


                           SCHEDULE 1 TO BILL OF SALE

         Item #            Qty              Description
         ------           -----             ------------
           31                 1             Douglas pan washer
           32                 1             Universal pan & rack washer
Packaging Equipment
-------------------
           33                 1             Belco Bar Sealer and Tunnel
           34                 2             Box Tapers
Scales & Storage
----------------
           35                 1             Accuweight Scale, 125lbs
           36                 1             125lb scale
           37                35             White brutes
           38                 1             Cooking Oil Tank
           39                 1             32g scale
           40                 2             Bakers Scales
           41                 7             Ingredient Bins
Warehouse Equipment
-------------------
           42                 1             Yale sit-down fork lift
           43                 1             Walk Behind Fork Lift
           44                 3             Big lights
           45                 1             Battery Charger
           46                 4             large fans
           47                 1             Graco Floor scrubber
           48                 1             Forklift Battery Charger
           49                 2             Step ladders on wheels
           50                 2             Air compressors
           51                 1             Walk Along Pallet Jack
           52                 1             60" air fan
Mixers
------
           53                 1             Hobart 20qt mixer
           54                 1             Sancassiano 3 sack mixer
           55                 1             Stephan VCM 25
           56                 1             Hobart 60qt mixer
           57                 1             Rondo SPI mixer, with S/S Bowl, whip, hook
           58                 1             Benier 2 sack mixer
           59                 1             Hobart 8qt mixer
           60                 1             Hobart 140qt mixer, with S/S Bowl (2), whip, hook
Ovens
-----
           61                 6             Revent Double Rack Ovens
           62                 1             Hobart convection oven, electric
           63                 1             Rondo/Dahlen double rack oven
           64                 1             Pizza Oven
           65               100             S/S oven racks


                           SCHEDULE 1 TO BILL OF SALE

         Item #            Qty              Description
         ------           -----             ------------
Refrigeration
-------------
           66                 1             Utility 2 door cooler
           67                 1             Retard box w/coil and compressor,
                                            20x17x8, 1 ea 5' door
           68                 1             Freezer, 30x20x16, with coil and compressor
           69                 1             Utility 1 door cooler
           70                 1             Traulsen 2 door cooler
           71                 1             Blast Freezer Coil & Compressor
           72                 1             8x8 cooler, 2 door, with coil and compressor
           73                 1             Freezer, 18x50x16, 6' door, with coil and
                                            compressor
           74                 1             Batch Water Chiller
           75                 1             Cooler box, 20x10x8, 2 door, pass thru, w/coil &
                                            compressor
Pans
----
           76               100             Sheet Pans
           77                37             Sheet pan racks
           78                40             Mini Muffin Pans - 36
           79                36             Muffin Pans
           80                72             Muffin Pans
           81               144             Exco/GLCO Model Baguette Pans
           82                 1             French Baguette Pans
           83               288             18 x 26 Perf Sheets
           84               288             Aluminum Baking Sheets
           85               300             Baking Pans
           86              2216             Baking Trays
           87                 1             Aluminum Screens
           88               200             Bread Pans
           89               250             Chicago Mtn. Model Hearth
Tables, Racks, & Shelves
------------------------
           90                 1             36" dunnage rack
           91                 1             S/S 3 x 10 table
           92                 1             4' S/S wall shelf
           93                 8             4' dunnage racks
           94                 2             21x48 4 tier shelf
           95                 1             S/S table 3x5
           96                 1             3 tier racks with shelving, 18x36
           97                 7             Union Steel bread cooling racks
           98                 1             4 tier 24x48
           99                 5             2 tier 8' pallet racks


                           SCHEDULE 1 TO BILL OF SALE

         Item #            Qty              Description
         ------           -----             ------------
         100                  1             10' Wood bench, coved
         101                  1             4 tier 18x60 racks with castors
         102                  1             6 tier, 24x72, shelving with castors
         103                  2             10' S/S table
         104                  1             4 tier 24x48 racks with castors
         105                  1             8 tier 18x72
         106                 16             Pallet shelving, 3 tier, 8' long
         107                150             Perforated Sheet Pan
         108                 20             Quiche Pans
         109                  1             10' S/S wall shelf
         110                  1             8' S/S wall shelf
         111                  3             8' wood table
         112                  1             6 tier 18 x 60 shelf
         113                  1             6' S/S table
         114                  1             4 tier racks with shelving, 18x30
         115                  8             4 tier 24x72 racks with castors
         116                  6             8' wood benches
Office Equipment
----------------
         117                Various         Locks
         118                  2             Time Clock
         119                Various         Lockers
         120                  6             Chairs
         121                  1             Table
         122                Various         Keys
         123                  2             60 x 30 Oak Desks
         124                Various         Office Cabinets
         125                  2             Exec Chairs
         126                  2             Cof Arm Chairs
         127                  2             60 inch Oak Credenzas
         128                  2             3 Drawer Lateral Cabinets
         129                  1             Elec Compt Hookup
         130                  1             Phone System
         131                  1             3 Drawer Lateral File
         132                  1             Lockers
         133                  1             Coat Rack
         134                  1             HP 3P Laser Printer
         135                  1             36 x 72 Lt. Oak Radius Desk
         136                  1             Right Return Desk Light Oak
         137                                [INTENTIONALLY OMITTED)
         138                  1             Phone System



                           SCHEDULE 1 TO BILL OF SALE
                           --------------------------

         Item #            Qty              Description
         ------           -----             ------------
         139                Various         Fire Extinguishers
         140                Various         Warning Signs
         141                  1             Computer System
         142                  1             Sextant System
         143                  1             Computer System
         144                  1             Thermal Printer
         145                Various         Back-up Tapes
         146                  1             HP 5SI Printer
         147                  1             HP 3P Printer
         148                  1             HP 6P Printer
         149                Various         Computer Software
         150                  1             PC Anywhere 32
         151                  2             Backroom Systems
         152                  1             Computer Cabinet
         153                  1             Canon Laser 5500 Fax Machine
         154                  1             Safe
         155                  1             Copier
         156                  1             Canon NP 2120 Copier
         157                  1             HP Laserjet
         158                  1             Prosignia 200

                                                         Purchase Price
                                                         --------------
  II.    Licenses and permits                                $-0-

  III.   Contracts                                           $10,000

         General Mills Sales, Inc. confirmation of sale dated as of September 9, 1998;

         CK Construction Preventative Maintenance Contract dated March 24, 1998

         Hold Harmless Agreement between SBBC and Sweet
         Illusions dated June 25, 1998

                           SCHEDULE 1 TO BILL OF SALE

         Product Secrecy Agreement with Angel City Food Co. Inc.
         dated June 17, 1998

         Letter Agreement with Abbye Freiman regarding Trader
         Joe's dated August 12, 1998

         General Contract for Services between SBBC and
         Preferable Sales & Distribution dated as of
         August 1, 1998

         Software Support invoice dated June 10, 1998 with
         Datapax, Inc.

         Los Angeles Paper Box & Board Mills folding order dated July 9, 1998

         Apricot and Peach Contract with Evergreen Research and
         Development Dated August 8, 1998

         Walnut Sale Contract dated April 20, 1998 between SBBC and Dadant & Company

         Starbucks Corporation Supplier Agreement dated
         November 15, 1994

         IKON Office Equipment Agreement dated December 8, 1997


IV.      Recipes as described on Schedule "1" hereto         $300,000

V.       Solana Beach Baking Company name and logo; all      $290,000
         patents, trademarks, Tradenames, service marks, copyrights and licenses registered in the name of Solana Beach Baking Company in connection with the operation of the Business (excluding any Excluded
         Assets)

VI. Inventories including raw goods, finished goods and packaging inventory on hand as of the Closing Date. $ 95,000


VII.     Miscellaneous business assets                       $  5,000

                  TOTAL PURCHASE PRICE                       $865,000
                  Plus/less inventory adjustments as         ========
                  provided in Section 2.2 of the Asset
                  Purchase Agreement




                           SCHEDULE 1 TO BILL OF SALE

                           SCHEDULE "1" TO EXHIBIT A

                                    RECIPES

  Ref    Recipe Name                        Ref     Recipe   Name                      Ref      Recipe Name
  ---    -----------                        ---     -------------                      ---      -----------
    1   8-Grain/Sand/R.F                      2     Egg Bread                            3      Jalapeno Cheese Brd
    4   Jalapeno Corn Bread                   5     Cinnamon Raisin Bd                   6      Solana Beach  Squaw
    7   French Bread                          8     Honey BK French BD.                  9      Marble Rye
   10   Jalapeno Corn Muffin                 11     Blue/Banana Muffins                 12      Pepper Cheese Bread
   13   Banana Nut Muffin                    14     Honey Bran Muffin                   15      Oak Bran Muffin
   16   Blueberry Muffin                     17     Apple Oat Bran                      18      Bran Muffins
   19   Corn Muffin                          20     Choc. Chip Muffins                  21      Rasp. NoChl.Muf.18#
   22   Cranberry Orange Muf                 23     No-Fat Choc. Cookie                 24      Pumpkin Pie
   25   Choc. Chip Banana Muf                26     Zucchini Muf                        27      Choc. Choc Muffin
   28   Peohe's Hawaiian Bd                  29     Squaw Sandwich Bd                   30      C.H.B. Squaw
   31   Island's Bread Stick                 32     NoFat Peach/Cran Muf                33      NoFat Blue Muf
   34   NoFat Apple Muf.                     35     NoFat Peach Muf.                    36      California Blondies
   37   French Round                         38     Honey Smear CHE                     39      Chocolate Ecstacy
   40   CHE Country Bread                    41     P.B. Scones                         42      Raspberry Scone
   43   Blueberry Scone                      44     Cranberry Scone                     45      Chocolate Chip Scone
   46   Rum Raisin                           47     Lemon Poppy                         48      Apple Cinnamon
   49   Cherry Almond                        50     Chocolate Chunk                     51      Short Bread Cookie
   52   Hawaiian Delite STBK                 53     Oatmeal Raisin Cooki                54      Peanut Butter Cookie
   55   Sugar Cookie                         56     Pizza Dough                         57      Lemon Cookie
   58   Snickerdoodle                        59     Country Style Bread                 60      Macadamia Nut Cookie
   61   Pecan Pie                            62     Hallah Bread                        63      Garlic Parm. Crouton
   64   Maple Donut                          65     Chocolate Donut                     66      Peanut Butter Cookie
   67   Whole Wheat Maple                    68     PB XMAS Cookie                      69      Hi-Fiber Choc. Chip
   70   Choc Chip Cookie                     71     Choc Chip Nut Cookie                72      Carrot Cake Icing
   73   Danish Topping                       74     Carrot Cake Glaze                   75      Scones (raisin)
   76   Scones (plain)                       77     Scones (Rasberry)                   78      Strawberry Croissant
   79   Lemon Poppy Cake L                   80     Ginger Molasses L                   81      Chocolate Chip L
   82   Nutty Wheat, X                       83     Isl. Hamb. Bun                      84      Isl. Wheat Hamb
   85   SD Crustini                          86     Short Dough, STR                    87      Cranberry, STR
   88   Rasp. Bear Claw                      89     Blueberry Cresent PC                90      Strawberry Cornu PC
   91   Apple Turnover PC                    92     Macaroon, Coc. PC                   93      Raspberry Croissant
   95   Fudge Icing                          96     Mandarine Orange Muf                97      Brownies
   98   Carrot Cake                          99     Oat Raisin Soft Chew               100      SB Blueberry Muffin
  101   SB Cran Orange Muffn                102     Lemon Poppy Cake                   103      SB Morning Glory
  105   Focaccia                            106     Buttermilk Spice, STR              105      Espresso Chip, STR
  113   Apricot Blue STBK                   114     Cran Peach STBK                    115      Oat Choc Nugget Cook
  116   Oat/Rais PF STBK                    120     Italian Herb Bread                 121      Pumpkin Pie
  122   Flax & Honey X                      123     Light Wheat                        124      PC Oat Raisin Cookie
  125   Rye Bread HB                        151     Crois Butter Plain                 152      Crois BTR Blu/Berry
  153   Crois Apple Raisin                  154     Croiss Cream Cheese                155      Crois Spinach Cheese
  156   Rye Rolls                           157     W/W Croutons                       158      Dark Rye B&S 1.5
  159   Croutons                            160     Cinnamon Rolls                     161      Sourdough
  162   Sour Rye                            163     Sourdough Sandwich                 164      Italian Bread
  165   Crois Chocolate                     166     French Rolls 1.5                   167      Rosemary Din Rolls
  168   D&D W/W Croutons                    169     D&D Croutons                       170      Onion Rolls 1.5
  171   Soft Pretzels                       172     Wheat Kaiser Roll 48               173      Country Bread CHE
  174   CrCrois Rsn                         175     Lemon Bars STBK                    176      Date Bar
  177   Chop Chop Cheese Br                 178     Baby Cakes                         179      HH Chocolate Cake
  180   Chocolate Croissant                 181     Chocolate Croissant                182      Olive Bread
  183   Cranberry Bread                     184     Bread Sticks Chart                 185      Cran Peach STBK
  186   Brioche Buns                        187     Brioche Loaf                       188      Caesar Crouton
  189   Butter Crumb Cake                   190     Mocha Crumb Cake                   191      Fat-Free Choc. Cake
  194   Croissant Dough                     195     Croissant Dough Mrg                196      S.D. Crouton Bread
  197   Whole Wheat Crois                   198     Honey Smear                        199      Rye Bread
  200   Lemon Poppy Muffin                  201     Orange Streusel                    202      Raisin Bran Muffin

                       SCHEDULE "1" TO EXHIBIT A - PAGE 1

  Ref    Recipe Name                        Ref     Recipe   Name                      Ref      Recipe Name
  ---    -----------                        ---     -------------                      ---      -----------
  203    Apple Tort                         204      Peach Tort                        205      Cherry Tort
  206    Blueberry Tort                     207      W/W Southdough                    208      Babycakes
  209    Walnut Cranberry                   210      WholeWheatCiabatta                211      Heart Cookie STBK
  212    Cranberry Walnut                   213      Whole Grain, 100%                 214      Chipper Dough
  215    Fudge Nut Dough                    216      PB X-MAS Cookie Dgh               217      Whole Wheat Bread
  218    Focaccia Italian                   219      Iced Brownie STBK                 220      Strawberry STBK
  221    Blueberry Muffin                   222      Brownie Low Fat                   223      Peanut Butter STBK
  224    Cheesecake Brownie                 225      Mac Nut STBK                      226      Unseasoned Crouton
  227    Snickerdoodle STBK                 228      Oat Raisin Cook ST                229      Choc Chip Cook STB
  230    Squaw HB                           231      Brownie No Fat                    232      Onion Bread
  233    Generic Choc. Chip                 234      Generic Oat/Rsn Cke               235      Cran Peach Low Fat
  236    Blueberry STBK                     237      Mixed Berry STBK                  238      Raisin Bran STBK
  239    Morning Glory STBK                 240      Cinnamon Rolls STBK               241      Carrot Muffin STBK
  242    Cinnamon Rolls Chart               243      Blueberry Hughes                  244      Banana Bran STBK
  245    Ginger Snap MA                     246      Chocolate MA                      247      Oatmeal MA
  248    Peanut Butter MA                   249      Snickerdoodle MA                  250      Choc Choc Muffin
  251    Mocha Bean Truff MA                252      Cinnamon & Raisin                 253      Pumpkin Cookie
  254    Pumpkin Muffin                     255      SB Apple Raisin Muff              256      Cherry Croissant
  257    Apple Croissant                    258      Blueberry Crois                   259      Almond Croissant
  260    Squaw Crustini                     261      Apple Cinn. Hughes                262      Lemon Poppy STBK
  263    Blueberry Muff LF CC               264      Orange Streusel                   265      PC Brownie Low Fat
  266    Cran/Apple Muffin LF               267      Variety pk. Stbk                  268      Brownie-Walnut
  269    Miltons Bread                      270      Tomato Rosemary                   271      Rosemary Bread
  272    Ciabatta                           273      Cinnamon Rolls, L                 274      Frnch Roll Sesame
  275    Marble Rye HB                      276      Orange Streusel SB                277      Hawaiian Dlte STBK
  278    Carrot Low Fat STB                 279      Apricot Blue STBK                 280      Hawaiian Dlte LFat
  281    Ginger Molasses                    282      Apricot Blue Lfat                 283      Blueberry CC
  284    Cranberry CC                       285      Oatmeal Raisin CC                 286      Banana CC
  287    Chocolate Chip CC                  288      Peanut Butter CC                  289      Chcolate Eclip CC
  290    Short Bread                        291      Muffin Mix, Dark                  292      Date Muffin STBK
  293    X-MAX Sugar STBK                   294      Hamburger Bun, New                295      Christmas Bell STR
  296    Christmas Trees STR                297      Rosemary Bread Dough              298      Onion Bread Croutons
  299    Toscano Bread                      300      Gingerbread xmas STR              301      Plum Almond, Str
  302    Banana Maple, STR                  303      Espresso Cookie                   304      Peanut Crunch
  305    Chocolate Chunk, STR               306      Chocolate Walnut, STR             321      Choc Mint Shortbread
  375    Need to Use                        376      Rustic Mini Baguette              389      Blueberry Bar Lowfat
  394    Lemon Shortdough                   395      Lime Shortbread                   396      Orange Shortbread
  397    Pear Ginger, STR                   399      Lemon Orange, STR                 401      Croissant Dough
  402    Croissant Dough Mrg                403      Blu/Ber Cheese Filng              404      Apple Raisin Filling
  405    Cream Cheese Filling               406      Spinach Cheese Filng              407      Bread Stick Dough
  408    Bread Stick Smoosh                 409      S.D. Crouton Bread                410      Crouton Spices
  411    Cinn. Roll Dough                   412      Cinnamon Sugar                    413      Whole Wheat Crois
  414    Sourdough Sponge                   415      Honey Smear                       416      Rye Bread
  417    Pumpernickel Bread                 418      Chipper Dough                     419      Fudge Nut Dough
  420    Streusel Topping                   421      PB X-MAS Cookie Dgh               422      Whole Wheat Bread
  423    W/W Crouton Spice                  424      Focaccia Italian                  425      Island Bread St. Dgh
  426    Island Bd. St Smoosh               427      Iced Brownie STBK                 428      Strawberry STBK
  429    Morning Glory Muffin               430      Cinn Streusel STBK                431      Raisin Pecan
  432    R.P Topping                        433      Apple Wal Bran                    434      Streusel STBK
  435    Banana Bran                        436      Low Fat Muffin                    437      Cinn Roll Icing ST
  438    Blueberry Muffin                   439      Fudge Icing STBK                  440      Cran Peach base
  441    Mixed Berry Muffin                 442      Bran Muffin SBBC                  443      Cinn Sug Honey Sme
  444    Cinn Sugar STBK                    445      Brownie Low Fat                   446      Peanut Butter STBK
  447    Mac Nut STBK                       448      Snickerdoodle STBK                449      Oat Raisin Cook ST
  450    Choc Chip Cook STB                 451      Short Dough                       452      Rye Bread HB
  453    Squaw HB                           454      Brownie No Fat                    455      Brownie Icing LFat
  456    Apple Raisin Tpng                  457      Egg Wash                          458      Onion Bread
  459    Generic Choc. Chip                 460      Generic Oat/Rsn Cke               461      CR. Crois RSN
  462    CHE Brownie                        463      Sponge Two Ferments               464      Brioche Spone
  465    WWCiabatta Sponge                  466      Cran Peach Low Fat                467      WW Ciabatta Sponge

                       SCHEDULE "1" TO EXHIBIT A - PAGE 2
                       ----------------------------------

Ref    Recipe Name                        Ref     Recipe   Name                      Ref     Recipe Name
---    -----------                        ---     -------------                      ---     -----------
468      Blueberry STBK                   469     Lemon Bar Dough                    470     Mixed Berry STBK
471      Milts Topping                    472     Raisin Bran STBK                   473     Morning Glory STBK
474      Banana Bran STBK                 475     Lemon Bar Filling                  476     Pumpkin Cookie
477      Pumpkin Muffin                   478     Lemon Poppy STBK                   479     Orange Streusel SB
480      Hawaiian Dlte STBK               481     Carrot Low Fat STB                 482     Apricot Blue STBK
483      Hawaiian Dlte Lfat               484     Ginger Molasses                    485     Apricot Blue LFat
486      Blueberry CC                     487     Cranberry CC                       488     Oatmeal Raisin CC
489      Banana CC                        490     Chocolate Chip CC                  491     Low Fat Muffin Two
492      Peanut Butter CC                 493     Chocolate Eclip CC                 494     Walnut Sugar STBK
495      Oat Brown Sug STBK               496     Date Bar Dough                     497     Date Bar Filling
498      Baby Cakes Filling               499     Baby Cakes Filling                 500     Cinn Roll Dgh CHE
501      Cake Mix, HH                     502     Frosting, HH                       503     Pecan Smear
504      Butter Streusel, Br              505     Muffin Batter, Pln                 506     Short Bread
507      Cinn. Rolls                      508     Muffin Mix, Dark                   509     Mocha Crumb Cake
510      Butter Streusel                  512     Tomato Sauce T/R                   513     Chocolate Chunk, S
525      Crustini Topping                 526     Squaw Sand-Crust                   530     NOT USED
535      Almond Filling H                 540     Date Muffin STBK                   541     Orange Streusel Muff
546      Gingerbread                      547     Do Bash                            549     X-MAS Sugar STBK
550      Sugar STBK                       551     Bread Sponge                       552     Hamburger Bun, New
553      Rosemary Butter                  555     Sponge C & R                       556     Second Mix C & R
557      Sponge Flax & Hny                558     Second Mix F & H                   559     Sponge Mix-Lt. Wht
560      Second Mix-Lt Wht                561     Sponge Mix 100%WG                  562     Second Mix 100%WG
563      Sponge Mix- NWht                 564     Second Mix - NWht                  565     use
589      Buttermilk Spice, S              590     Plum Almond Batter                 591     French Bread
592      Plum Almond Top                  593     Banana Maple Bat                   594     Banana Maple Top
595      Oat/Brownsugar, STR              596     Filling, EspChip, S                597     Esp Chip Dough, STR
598      Chocolate Walnut, S              599     Cranberry Batter, S                600     Cranberry Top, STR










                       SCHEDULE "1" TO EXHIBIT A - PAGE 3
                       ----------------------------------

                                   EXHIBIT C

                     ASSIGNMENT AND ASSUMPTION OF CONTRACTS


                  This Assignment and Assumption of Contracts ("Assignment"), effective as of October ___, 1998 ("Effective Date"), is executed by SOLANA BEACH BAKING COMPANY, a Delaware corporation ("Assignor"), and CRESTONE GROUP, LLC, a Delaware limited liability company ("Assignee"), with reference to the following facts:

                                    RECITALS

                  A. Pursuant to an Asset Purchase Agreement ("Purchase Agreement") dated as of October _____, 1998, Assignor has contracted to sell and Assignee has contracted to purchase certain equipment and other personal property owned by Assignor and used in connection with the business conducted by Assignor ("Assets").

                  B. As a condition to such purchase and sale, Assignor has agreed to transfer and assign, and Assignee has agreed to assume, certain contractual obligations of Assignor relating to the operation, management and maintenance of the Assets.

                  NOW, THEREFORE, in consideration of the mutual covenants set forth in the Purchase Agreement and the mutual covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. Assignment of Contracts. Assignor hereby assigns and transfers to Assignee all its right, title and interest in and to the contracts listed on Schedule "1" attached hereto and made a part hereof ("Contracts").

                  2. Assumption of Contracts. Assignee hereby accepts said assignment, expressly assumes Assignor's interest in the Contracts and agrees to be bound by all the terms, conditions and covenants thereof, and agrees to perform all the obligations imposed on Assignor thereunder.

                  3. Effective Date. The assignment and assumption shall take effect on the Effective Date first set forth above, which is the date of the Bill of Sale transferring the Assets from Assignor to Assignee.

                  4. Payment. Assignor represents and warrants that, as of the Effective Date, all sums due and payable to Assignor under the Contracts for work and services performed or materials delivered prior to the Effective Date have been paid in full.

                  5. Release of Liability. As of the Effective Date, Assignor shall be fully and unconditionally released and discharged from all further liabilities and obligations arising under the Contracts; provided, however, that this Assignment shall not be construed to release Assignor from any liability or obligation arising before the Effective Date.

                               EXHIBIT C - PAGE 1

                  6. Indeminity. Assignee shall indemnify, protect, hold harmless and defend (by counsel reasonably approved by Assignor) Assignor and its subsidiary and affiliated entities, and their respective officers, directors, shareholders, employees, representatives and Agents, and the successors and assigns of any of the foregoing, from and against any and all losses, liabilities, claims, demands, damages, costs or other expenses, including reasonable attorneys' fees, arising from or relating to any breach or default or obligation under the contracts occurring on or after the Effective Date. Assignor shall indemnify, protect, hold harmless and defend (by counsel reasonably approved by Assignee) Assignee from and against any and all losses, liabilities, claims, demands, damages, costs or other expenses, including reasonable attorneys' fees, arising from or relating to any breach or default or obligation under the Contracts occurring prior to the Effective Date.

                  7. Consent of Contracting Parties. This Assignm,ent is contingent upon the consent of other parties to the Contracts, where required by the terms of said contracts, in the form reasonably acceptable to Assignee.

                  8.       General Provisions.

                           (a)      Attorneys' Fees.  In the event of any legal
action or proceeding between the parties arising out of this Assignment, the losing party shall pay the prevailing party's legal costs and expenses, including, but not limited to, reasonable attorneys' fees as determined by the court.

                           (b)      Authority.  Each party represents and
warrants that it has full power and authority to execute and fully perform its obligations under this Assignment pursuant to its governing instruments, without the need for any further action and that the person(s) executing this Assignment on behalf of such party are duly designated agents and are authorized to do so.

                           (c)      Counterparts.  This Assignment may be
executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement after each party has executed such a counterpart.

                           (d)      Governing Law.  The Assignment shall be
governed, construed and enforced in accordance with the laws of the State of California.

                           (e)      Notice.  Notice to either party shall be in
writing, addressed to the party to be modified at the address specified herein, and either (1) personally delivered, or (2) sent by a recognized national overnight courier service such as Airborne or Federal Express which provides a receipt upon delivery, or (3) sent by registered or certified first-class U.S. mail, postage prepaid, return receipt request. Any such notice shall be deemed received on the date of receipt if personally delivered, or on the date of delivery evidenced by the receipt provided by the courier service or the registered or certified mail receipt, as the case may be.





                               EXHIBIT C - PAGE 2

                  Assignor's Address:

                  Chart House Enterprises, Inc.
                  640 N. LaSalle Street
                  Suite 295
                  Chicago, IL  60610
                  Attention:  Cynthia Quigley

                  With a copy to:

                  Allen, Matkins, Leck
                    Gamble & Mallory LLP
                  501 W. Broadway
                  Suite 900
                  San Diego, CA  92101
                  Attention:  Joe M. Davidson, Esq.

                  Assignee's Address:

                  Crestone Group, LLC
                  3525 Del Mar Heights Road
                  Suite 423
                  San Diego, CA  92130
                  Attention:  David S. Wells

Either party may change its address for notice by delivering written notice to the other party as provided herein.

                           (f)      Successors.  This Assignment shall inure to
the benefit or and be binding upon the parties and their respective legal representatives, heirs, successors and assigns.










                               EXHIBIT C - PAGE 3

                  IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption of Contracts to be effective on the Effective Date first set forth above.

                             ASSIGNOR:
                             SOLANA BEACH BAKING COMPANY
                             a Delaware corporation

                             By:
                                ----------------------------------
                                Name:
                                     -----------------------------
                                Title:
                                      ----------------------------


                             ASSIGNEE:
                             CRESTONE GROUP, LLC
                             a Delaware limited liability company

                             By:
                                ----------------------------------
                                Name:
                                     -----------------------------
                                Title:
                                      ----------------------------













                               EXHIBIT C - PAGE 4

                                  SCHEDULE "1"
                                       TO
                                   EXHIBIT C

                              OPERATING CONTRACTS
                              -------------------

1.  General Mills Sales, Inc. confirmation of sale dated as of September 9, 1998;

2.  CK Construction Preventative Maintenance Contract dated March 24, 1998;

3.  Hold Harmless Agreement between SBBC and Sweet Illusions dated June 25, 1998;

4.  Product Secrecy Agreement with Angel City Food Co. Inc. dated June 17, 1998;

5.  Letter Agreement with Abbye Freiman regarding Trader Joe's dated August 12, 1998;

6.  General Contract for Services between SBBC and Preferable Sales & Distribution dated as of August 1,
    1998;

7.  Software Support invoice dated June 10, 1998 with Datapax, Inc.

8.  Los Angeles Paper Box & Board Mills folding order dated July 9, 1998;

9.  Apricot and Peach Contract with Evergreen Research and Development dated August 8, 1998;

10. Walnut Sale Contract dated April 20, 1998 between SBBC and Dadant & Company;

11. Starbucks Corporation Supplier Agreement dated November 15, 1994

12. IKON Office Equipment Agreement dated December 8, 1997

                             BREAD SUPPLY AGREEMENT


                  This BREAD SUPPLY AGREEMENT ("Supply Agreement") made as of this _____ day of October, 1998 (the "Effective Date"), between CHART HOUSE ENTERPRISES, INC., a Delaware corporation ("CHE") and CRESTONE GROUP, LLC, a Delaware limited liability company ("Crestone"), is made in consideration of the mutual covenants hereinafter contained.

                  WHEREAS, concurrent with the execution of this Supply Agreement, Crestone is acquiring substantially all of the assets of Solona Beach Baking Company, Inc., a Delaware corporation ("SBBC") pursuant to an Asset Purchase Agreement (the "Acquisition Agreement"); and

                  WHEREAS, in conjunction with the Acquisition Agreement, Crestone desires to supply to CHE and CHE desires to purchase from Creststone a selection of bred products for use at CHE's restaurants.

                  NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

                  1. Supply of Products. Crestone agrees to supply CHE, during the term of the Agreement, the bread products identified in Exhibit "A" hereto ("Products") as CHE, its subsidiaries and affiliates (collectively, "Chart House") may request from time to time at the prices set forth on Exhibit "A" and such additional products as may be mutually agreed upon between CHE and Crestone. The parties agree to supplement Exhibit "A" to reflect such additional agreed upon Products. If Crestone utilizes CHE designated distributors then Crestone shall pay all freight costs, shipping and other charges incurred for delivery of Products to such distributors and charge the CHE designated distributors such prices as listed on Exhibit A. If Crestone does not utilize a CHE designated distributor as provided in Section 3 below, then Crestone may, subject to CHE's prior written approval, which approval shall not be unreasonably withheld, designate another distributor and shall pay all freight costs, shipping and other charges incurred for delivery to the Chart House restaurant locations; however, in no event shall the prices charged by the Crestone designated distributor exceed the Delivered Cost to the Chart House Restaurants Through Aprpoved Distributors other than CHE Designated Distributors as set forth in Exhibit A.

                  2. Product Warranty and Quality Standards. Crestone warrants that the Products will be manufactured by Crestone at the SBBC manufacturing facility and sold to Chart House in compliance with all applicable federal, state and local laws. Crestone warrants that the Products will conform in all material respects with the specifications and quality assurance standards set forth on Exhibit "B" hereto. Further, Crestone will utilize the same quality ingredients in producting Products for purchase by Chart House hereunder as were utilized by SBBC prior to the Effective Date unless directed otherwise in writing by Chart House and mutually agreed to by Crestone.

                  3. Shipment of Products. Crestone will ship Products to CHE through the use of CHE designated distributors ("Distributors") on, or as soon as reasonably practicable prior



                               EXHIBIT D - PAGE 1
to the tenth business day following Crestone's receipt of the Distributors' written purchase orders. CHE will be under no obligation to provide any forecast of its expected Product requirements during the term of this Agreement. For purposes of this Agreement, a "business day" shall mean a day other than Saturday, Sunday or other day on which commercial banks in the State of California are authorized or required by law to close. In the event, during the term of this Agreement, any CHE designated Distributor is in default of its payment obligations to Crestone for a period in excess of 90 days. Crestone may, subject to CHE's prior written approval, which approval shall not be unreasonably withheld by CHE, designate another Distributor for purchase and delivery of Products to the Chart House restaurants.

                  4. Minimum Purchase Requirements. Subject to Section 5 below. Chart House agrees to purchase, in the aggregate, a minimum of supply of Products, exclusive of shipping and freight charges ("Minimum Purchase Requirements"), in accordance with the following schedule:

                           (a)      Between the Effective Date and the date
which is six (6) months after the Effective Date (the "First Determination Date") Chart House shall have purchased an aggregate of not less than Seven Hundred Fifty Thousand Dollars ($750,000.00) of Products from Crestone;

                           (b) Between the Effective Date and the date which is
nine (9) months after the Effective Date (the "Second Determination Date") Chart House shall have purchased an aggregate of not less than One Million Fifty Dollars ($1,050,000.00) of Products from Crestone; and

                           (c) Between the Effective Date and the date which is
twelve (12) months after the Effective Date (the "Third Determination Date"), Chart House shall have purchased an aggregate of One Million Two Hundred Thousand Dollars ($1,200,000.00) of Products from Crestone.

                  In the event Chart House fails to purchase the Minimum Purchase Requirements by the applicable Determination Date, for each dollar of actual purchases of Product below the Minimum Purchase Requirement during such period, CHE agrees to pay an amount equal to $0.426 (the "Shortfall Amount"). The Shortfall Amount shall be calculated as of each Determination Date by Crestone and shall be due and payable by CHE, if at all, in cash or immediately available funds, within ten (10) business days of written notification by Crestone to CHE of such Shortfall Amount as calculated by Crestone together with supporting documentation regarding such calculation. In the event CHE pays the Shortfall Amount at either the First Determination Date or Second Determination Date, or both, and subsequently satisfies the cumulative Minimum Purchase Requirement by the next Determination Date, CHE shall be entitled to a credit against future payment obligations on Product purchases equal to the total Shortfall Amount actually paid.

                  5. Manufacturing Priority. For a period of twelve (12) months from the Effective Date (the "Priority Period"), Crestone agrees to provide Chart House with manufacturing priority for Products in order to meet Chart House's requirements. In the event



                               EXHIBIT D - PAGE 2

Crestone cannot for any reason, manufacture the Products and deliver such Products to Chart House's Distributors in sufficient quantities or delivery schedules (as set forth in Section 3 above) to meet Chart House's needs or in accordance with the quality standards set forth herein then, and in each such event, Chart House shall have the non-exclusive, royalty free, perpetual right and license (including a right to grand sublicenses) to use recipes and know-how related to the product of those specific products listed on Exhibit "A" (the "CHE Reserved Rights") for the period of such inability during the Priority Period on the part of Crestone, and all amounts directly expended by CHE in connection with remedying Crestone's inability shall be credited in full towards the Minimum Purchase Requirement set forth in Section 4 above. In the event Crestone fails to manufacture the Products and deliver such Products to Chart House's Distributors in sufficient quantities or delivery schedules to meet Chart House's reasonable needs or in accordance with the quality standards set forth herein on more than one (1) occasion during any three (3) month period, and provided that the written purchase orders relating to such failure were provided to Crestone in accordance with the ten (10) business day requirement specified in Section 3 above, then CHE shall be entitled to cancel this Agreement upon no less than (10) business days' prior written notice to Crestone, and CHE shall be under no obligation to purchase any minimum quantity of Products.

                  6. Shipping Terms. Chart House's Distributors shall place orders using their standard written purchase order forms specifying the amount and type of Product ordered and the requested delivery date(s) for such Products. Crestone will prepay all outbound freight charges in connection with its shipments of the Products to Chart House's Distributors.

                  7. Term. The initial term of this Agreement shall be from October ____, 1998 until October _____, 1999 (the "Initial Term"), unless sooner cancelled in accordance with the provisions hereof. After the Initial Term of this Agreement, CHE may continue to purchase Products from Crestone at prices to be mutually agreed upon by Crestone and CHE and provided that CHE shall be under no obligation to purchase any minimum quantity of Products after the Initial Term.

                  8. Indemnification and Insurance. Crestone hereby agrees to indemnify, defend, and hold CHE harmless from and against any claims, suits, losses or damages, including reasonable attorneys' fees, arising out of the manufacture, sale or use of the Products and breach of any representation, warranty, covenant or agreement of Crestone contained in this Agreement. Crestone shall obtain and maintain at its own expense, product liability insurance naming CHE as an insured party from a qualified insurance carrier in the amount of at least One Million Dollars ($1,000,000.00) per person/Two Million Dollars ($2,000,000.00) in the aggregate for personal injury and Five Hundred Thousand Dollars ($500,000.00) per incident, One Million Dollars ($1,000,000.00) in the aggregate for property damage, which policy shall not be canceled or modified during the term of this Agreement except after thirty (30) days prior written notice to CHE and Crestone shall provide CHE with a copy of such policy. For purposes of this Section, the parties indemnified and insured shall include the stockholders, officers, directors, agents and employees of CHE and its Affiliates.




                               EXHIBIT D - PAGE 3

                  9.       Cancellation.
                           -------------

                           A.       Cancellation for Breach.  Violation by
                                    ------------------------
Crestone of its covenants or agreements contained herein shall be cause for cancellation by CHE upon giving Crestone not less than thirty (30) days written notice thereof, such notice to be effective upon mailing. If said breach shall not have been rectified to CHE's reasonable satisfaction with thirty (30) days, acting in good faith, then this Agreement shall be deemed canceled on the date immediately following the thirty (30) day period.

                           B.       Cancellation for Bankruptcy, Failure to Meet
                                    --------------------------------------------
Manufacturing Priority, Discontinuation of Business, Etc. In the event (i)
---------------------------------------------------------
Crestone shall file a petition for bankruptcy or be adjudicated as bankrupt or become insolvent or make any assignment for the benefit of creditors, or be placed in the hands of a receiver, (ii) CHE shall exercise its rights pursuant to Section 5 above, or (iii) Crestone discontinues its business including, but not limited to, the business previously operated by SBBC (but specifically excluding changes in customer or product mix based upon the ordinary course of business), then, in any such event, CHE may cancel this Agreement by written notice, by mail, to Crestone, its receiver, trustees, or assignees.

                           C.       Effect of Cancellation.  Upon cancellation
                                    -----------------------
of this Agreement, CHE shall have no duty to purchase additional Products from Crestone and the Minimum Purchase Requirements set forth herein shall be of no further force or effect; provided, however, that any amounts owed to Crestone by CHE at the time of cancellation for Conforming Products delivered in accordance with the terms of this Agreement will be promptly paid and further provided that any cancellation by Crestone due to a breach of this Agreement by CHE will nonetheless require payment of any unpaid Minimum Purchase Requirements.

                           D.       All Rights Reserved.  Cancellation of the
                                    --------------------
Agreement under this provision shall be without prejudice to any rights which CHE otherwise has against Crestone or Crestone otherwise has against CHE. Notwithstanding any cancellation of this Agreement and notwithstanding any other provision of this Agreement, the Acquisition Agreement or the Co-Packaging Agreement (referred to in the Acquisition Agreement) to the contrary, Chart House shall retain the CHE Reserved Rights for the purpose of meeting Chart House's requirements.

                           E.       Cancellation by Crestone.  Crestone may
                                    -------------------------
cancel this Agreement after the Initial Term, for any or for no reason, in its sole and absolute discretion, by providing CHE with not less than sixty (60) days' prior written notice.

                  10. No Waiver. Failure by CHE or Crestone to enforce any
                      ----------
rights under this Agreement shall not be construed as a waiver of such rights nor shall a waiver or default in one or more instances be construed as constituting a continuing waiver or as a waiver in other instances.

                  11. Notices.
                      --------

                           A.       All notices to be given to CHE pursuant to
this Agreement shall be given or made at the address set forth below, and the date of mailing by prepaid, express or certified mail, return receipt requested, shall be deemed the date the notice is given:

                               EXHIBIT D - PAGE 4

                        Chart House Enterprises, Inc.
                        640 N. LaSalle Street
                        Suite 295
                        Chicago, IL  60610
                        Attention:  Cynthia Quigley

               with a copies to:

                        Allen, Matkins, Leck, Gamble & Mallory LLP
                        501 W. Broadway
                        Suite 900
                        San Diego, CA  92101
                        Attention:  Joe M. Davidson, Esq.

                           B.       All notices to be given to Crestone pursuant
to this Agreement shall be given or made at the address set forth below, and the dates of mailing by prepaid, express or certified mail, return receipt request, shall be deemed the date the statement is given to:

                        Crestone Group, LLC
                        3525 Del Mar Heights Road
                        Suite 423
                        San Diego, CA  92130
                        Attention:  David S. Wells

                  12. Prohibition of Assignment by Crestone. This Agreement and all rights and duties hereunder are personal to Crestone and shall not, without the written consent of CHE be assigned or transferred by Crestone or by operation of law, and any attempt to do so will be null and void. CHE, in addition to all other rights and remedies, including CHE's right to damages, shall have the right, on written notice to Crestone, to cancel this Agreement on the occurrence of FA Industries Inc. and/or its principals and affiliates (determined as of the Effective Date) owning any less than fifty-one percent (51%) of the membership interest or other evidence of ownership of Crestone. In the event of such cancellation by CHE, CHE shall nonetheless retain the CHE Reserved Rights for the purpose of meeting CHE's requirements.

                  13. Governing Law; Arbitration. This Agreement shall be governed by and construed in accordance with, the laws of the State of California, regardless of the law of choice of law or conflict of law of that or any other jurisdiction. In connection with any legal action or proceeding relating to this Agreement, including claims of fraud, each party hereby submits itself and its property to the exclusive jurisdiction of the courts of the State of California located in the City of San Diego and the courts of the United States of America for the Southern District of California for the purpose of enforcement of any arbitration judgment. Any controversy shall be settled by binding arbitration at San Diego, California, in accordance with the rules of the American Arbitration Association and judgment entered upon the award rendered may be enforced by appropriate judicial action. The parties hereto agree that an arbitrator shall be deemed qualified to serve hereunder only if the arbitrator is a retired federal judge or an attorney who has engaged in the private practice of law for at least 15 years, specializing in corporate,

                               EXHIBIT D - PAGE 5
commercial or business law matters. A "qualified" arbitrator shall not be affiliated with any of the parties not have any past material relationship with any of the parties to the arbitration. The arbitration shall be conducted by one qualified arbitrator agreed to by both parties within thirty (30) days following notice by one party that it desires that the matter be arbitrated. If the parties are unable to agree upon a qualified arbitrator, then one qualified arbitrator shall be selected by the San Diego Office of the American Arbitration Association. If awarded in the discretion of the arbitrator, the losing party shall bear any fees and expenses of the arbitrator, reasonable attorneys' fees of both parties, and other reasonable costs and expenses incurred by it or the prevailing party.

                  14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  15. Entire Agreement. This Agreement, the Acquisition Agreement, the Co-Packaging Agreement and the Exhibits and other documents referred to herein or therein, contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings (oral or written) between the parties with respect to such subject matter.

                  16. Amendments; Wavers. No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed by each of the parties hereto. Neither the failure nor any delay by any party in exercising any right hereunder will operate as a waiver of such right, and no single or partial exercise of any such right will preclude any other or further exercise of such right or the exercise of any other right.

                  17. Severability. In case any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby. Any provision held invalid, illegal or unenforceable in part will remain in full force and effect to the extent no held invalid, illegal or unenforceable.

                  18. Rules of Construction. The normal rules of construction which require the terms of this Agreement may be construed most strictly against the drafter of such agreement are hereby waived since each party has been represented by counsel in the drafting and negotiation of this Agreement.

                  19. Force Majeure Events and Excusable Delays. Except to the extent otherwise provided herein, no liability shall result to any party to this Agreement from default, delay in performance or for non-performance caused directly or indirectly by act of God, fire, flood, explosion, war, embargo, public disorders, acts of public enemies, and prohibitions or restrictions by law and government regulations; provided, however, that a strike, labor dispute, picketing, refusal of Crestone's employees to work, commercial impracticability, or similar conditions or causes shall not excuse Crestone's performance of its obligations hereunder. The party experiencing the excusable delay or force majeure event shall give notice in writing immediately of the cause relied on and shall use of its best efforts in taking all measures and


                               EXHIBIT D - PAGE 6
precautions to reduce the effect of such delay on that party's performance of its obligations hereunder.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement by officer(s) thereunto duly authorized as of the date first written above.

                                  CHE:

                                  CHART HOUSE ENTERPRISES, INC. a
                                  Delaware corporation

                                  By:
                                     --------------------------------------
                                     Its:
                                         ----------------------------------


                                  Crestone:

                                  CRESTONE GROUP, LLC
                                  a Delaware limited liability company

                                  By:
                                     --------------------------------------
                                     Its:
                                         ----------------------------------













                               EXHIBIT D - PAGE 6

                                  EXHIBIT "A"
                                  -----------

                             PRODUCT AND PRICE LIST

                                           DELIVERED COST TO THE CHART HOUSE RESTAURANTS                DELIVERED
                                                  THROUGH APPROVED DISTRIBUTORS                       COST TO THE CHE
                                              OTHER THAN CHE DESIGNATED DISTRIBUTORS              DESIGNATED DISTRIBUTORS
                                  ------------------------------------------------------------   ------------------------
                                   Southern
                                  California      Hawaii Chart       All Other          F.O.B.
                                  Chart House        House         Chart House          Solana    To       To       To
     Item         Pack Size       Restaurants     Restaurants       Restaurants         Beach     G&G    Cal-Hano  SYSCO
-------------------------------------------------------------------------------------------------------------------------
Squaw Bread       24/1.5            $34.50           $45.63            $41.30           $30.00   $30.00   $32.00   $38.65

Country           20/2#             $26.26           $37.42            $33.05           $21.75   $21.75   $32.75   $30.40
Bread

Sour Dough        240 ea./case      $25.00           ---               $31.80           $20.50   $20.50   $22.50   $29.15
1.5 oz. Rolls

Squaw Rolls       240 ea./case      $24.50           ---               $31.30           $20.00   $20.00   $22.00   $28.65
1.5 oz.

Squaw Mini        72 ea./case       $20.35           $32.00            $27.15           $15.85   $15.85   $17.85   $24.50
Loaf 5 oz.

Rustic Mini       72 ea./case       $15.30           $26.00            $22.10           $10.80   $10.80   $12.80   $19.45
Loaf 5

French            20 ea./case       $19.65           $32.00            $26.45           $15.15   $15.15   $17.15   $23.80
Baguette

Pulman Loaf       15 ea./case       $30.30           $40.00            $37.10           $25.80   $25.80   $27.80   $34.45

Seasoned          15#/case $22.50   $26.26           $29.30            $18.00           $18.00   $20.00   $26.65
Croutons

Sourdough         30/1#/case        $30.00           ---               $36.80           $25.50   $25.50   ---      $34.15
Sliced

Challah           12/2#/case        $20.85           ---               ---              $16.35   $16.35   ---         ---


                     EXHIBIT "A" TO BREAD SUPPLY AGREEMENT

                                  EXHIBIT "B"

                 SPECIFICATIONS AND QUALITY ASSURANCE STANDARDS

INGREDIENTS USED:
-----------------
For the products defined in Exhibit "A" of the Bread Supply Agreement, Crestone must use the raw materials specified below:

1.       All Trump Flour (General Mills)

         2.       Harvest King Bread Flour (General Mills)

         3.       Whole Wheat Flour (General Mills

         4.       Fancy Duran Flour (General Mills

         5.       Bakers Bran (General Mills)

         6.       Dark Brown Sugar (Spreckles or C&H)

         7.       Eight Grain Mix (from Ener-G Foos, Inc.,
                  Seattle, Washington, procured from General
                  Mills)

         8.       Cracked Wheat (ConAgra, Inc.)

         9.       Red Star Dry Malt

         10.      Bakels Natural Dough Conditioner (NBI)

         11.      Molasses:  Code #647 (International Molasses Corp.)

         12.      Carmel Color:  Sethness BC145 Carmel Color (Van
                  Waters and Rogers)

         13.      Red Star Yeast (Universal Food Corp.)

         14.      Garlic, minced (G&G Produce Company)

         15.      Cayenne Pepper Sauce (Trail Hand by Ventura Foods)

         16.      Worcestershire Sauce (Wisley)

FOOD HANDLING PRACTICES:
------------------------
Crestone will handle product in accordance with generally accepted food handling practices, as defined by USDA, as well as state and local health agencies. Systems must be in place and in use to ensure products are handled in a safe, organized, clean and sanitary manner.

                     EXHIBIT "B" TO BREAD SUPPLY AGREEMENT

                             CO-PACKAGING AGREEMENT
                             ----------------------


                  This CO-PACKAGING AGREEMENT (the "Agreement"), made as of this _____day of October, 1998 (the "Effective Date"), among CHART HOUSE ENTERPRISES, INC. a Delaware corporation ("CHE") and CRESTONE GROUP, LLC, a Delaware limited liability company ("Crestone"), is made in consideration of the mutual covenants hereinafter contained.

                  WHEREAS, concurrent with the execution of this Agreement Crestone is acquiring substantially all the assets of SOLANA BEACH BAKING COMPANY, INC., a Delaware corporation ("SBBC") pursuant to an Asset Purchase Agreement (the "Acquisition Agreement"); and

                  WHEREAS, Crestone desires to obtain from CHE pursuant to this Agreement the right to manufacture and sell certain existing Chart House branded bread products identified in Exhibit "A" hereto (the "Co-Pack Products") solely to the existing cusstomers identified in Exhibit "B" hereto (the "Customers") and soley within the geographic territory described in Exhibit "B" (the "Territory") as set forth in this Agreement;

                  WHEREAS, CHE desires, subject to the terms of this Agreement, to permit Crestone to produce, distribute and sell the Co-Pack Products to the Customers within the Territory;

                  NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

         1.       CO-PACKAGING RIGHTS

                  CHE hereby grants to Crestone the exclusive revocable (but revocable only under the terms set forth in this Agreement), nontransferable right to manufacture, sell and distribute the Co-P:ack Products solely to existing Customers and only within the Territory, all other rights relating to the CHE Proprietary Rights (as defined below) being expressively reserved by CHE. CHE, its subsidiaries and affiliates agree not to compete, directly or indirectly, with Crestone in connection with the sale of Co-Pack Products to existing Customers within the Territory. This shall in no way preclude CHE, its subsidiaries or affiliates at any time from selling or providing unbranded bread products in its restaurants or the Co-Pack Products in its restaurants or branded or unbranded products outside the Territory.

         2.       TERM; RETAINED RIGHTS

                           (i)      The initial term (hereunder the "Initial
Term") of this Agreement shall be from October _____, 1998 until October _____, 2000, unless sooner cancelled in accordance with the provisions hereof.





                               EXHIBIT E - PAGE 1

                           (ii)     After the Initial Term, provided that
Crestone is not in default and subject to mutual agreement of the parties, this Agreement may be extended for successive periods of one (1) year, commencing upon expiration of the Initial Term, upon mutual written agreement of the parties at least thirty (30) days prior to expiration of the Initial Term or any renewed term.

                           (iii)    Notwithstanding the provisions of this or
any other section of this Agreement, CHE shall retain the non-exclusive, royalty free, perpetual right and license (including a right to grant sublicenses) to use recipes and know-how related to the production of those specific products listed on Exhibit "A" ("CHE Reserved Rights") for the purpose of meeting CHE's requirements during the term of this Agreement and following the cancellation of this Agreement and in the event Crestone fails to meet its obligations under this Agreement. The parties understand, acknowledge and agree that in connection with the Acquisition Agreement CHE has retained all right, title and interest in and to the CHE Proprietary Rights identified in Exhibit "C", and none of such CHE Proprietary Rights or any interest therein are transferred or conveyed in any respect to Crestone.

         3.       PAYMENT BY CRESTONE

                  In consideration of the rights granted by CHE to Crestone hereunder, Crestone shall pay CHE $25,000.00 concurrent with the execution of this Agreement by cashier's check and no other payment of any nature shall be required during the term of this Agreement.

         4.       DUTIES OF CHE AND CRESTONE

                  A. Except as set forth in Section 8.B below, CHE shall have no duty, obligation or responsibility of any type or nature with respect to the Co-Pack Products.

                  B. All manufacturing responsibilities, customers relations, broker arrangements and payment obligations relating to, arising out of or resulting from the Co-Pack Products or this Agreement will be the sole responsibility of Crestone.

         5.       REPRESENTATIONS AND WARRANTIES OF CRESTONE

                  A. Crestone is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in the State of California. Crestone has the power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transaction contemplated hereby.

                  B. No consent, authorization or waiver by, or filing with, any governmental agency or any other person is required to be obtained or made by Crestone in connection with the execution or performance of this Agreement or the taking of any action contemplated hereby.

         6.       REPRESENTATIONS AND WARRANTIES OF CHE

                  A. CHE is corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. CHE has the power and authority to execute, deliver


                               EXHIBIT E - PAGE 2
and perform its obligations under this Agreement and to consummate the transaction contemplated hereby.

                  B. No consent, authorization or waiver by, or filing with, any governmental agency or any other person is required to be obtained or made by CHE in connection with the execution or performance of this Agreement or the taking of any action contemplated hereby.

         7.       TITLE AND PROTECTION OF CHART HOUSE PROPRETARY RIGHTS

                  A. Title to CHE Proprietary Rights. Crestone acknowledges and agrees that the CHE Propretary Rights identified in Exhibit "C" hereto, and all rights therein and goodwill associated therewith, are the exclusive property of CHE and/or its subsidiaries and affiliates. Crestone agrees that it shall not, during the term of this Agreement or at any time thereafter, attack the title or any right of CHE in or to the CHE Proprietary Rights. Crestone agrees that it has not and shall not for its benefit, directly or indirectly, register(ed) or apply(ied) for registration of any of the CHE Proprietary Rights any portion of the labeling or packaging of the Co-Pack Products or any mark which is, in CHE's sole opinion, the same as or confusingly similar to any of the CHE Proprietary Rights existing presently or hereafter. No marketing, advertising or promotional material utilized by Crestone of any nature shall utilize any of the CHE Proprietary Rights; provided, however, that any "point of sale" merchandising and marketing materials used by SBBC or CHE prior to the Effective Date is hereby approved for use and reproduction by Crestone after the Effective Date of this Agreement. In addition, any "point of sale" merchandising and marketing materials proposed to be utilized by Crestone in the future will be submitted for CHE's prior written approval which may be withheld in the sole discretion of CHE. For purposes of this Agreement, the term CHE Proprietary Rights means CHE's logos, trademarks and other proprietary rights identified in Exhibit "C" hereto and all rights therein and goodwill associated therewith.

                  B. Protection of CHE Proprietary Rights. Crestone shall notify CHE in writing of any imitation by others of the CHE Proprietary Rights of which Crestone becomes aware and CHE shall notify Crestone in writing of any imitation by others of the CHE Proprietary Rights of which CHE becomes aware. CHE shall, in its sole discretion, determine the appropriateness and nature of any action to be taken in response thereto, CHE shall bear the full cost and expenses associated therewith, and CHE shall be entitled to sole enjoyment of any proceeds resulting from such action. Crestone agrees to cooperate fully with CHE in the protection of the CHE Proprietary Rights, and shall be reimbursed for all its reasonable expenses related thereto, including costs and expenses, including attorneys' fees.

         8.       INDEMNIFICATION AND INSURANCE

                  A. Crestone hereby agrees to indemnify, defend and hold CHE harmless from and against any claims, suits, losses or damages, including attorney's fees, arising out of: (i) the manufacture, sale, distribution or use of the Co-Pack Products, or out of use of any process, method or device used by Crestone in connection with the manufacture, sale or distribution of the Co-Pack Products, and (ii) breach of any representation, warranty, covenant or agreement of Crestone contained in this Agreement. Crestone shall obtain and maintain and its own expense,

                               EXHIBIT E - PAGE 3
commencing at least thirty (30) days prior to the date of commencement of distribution of the Co-Pack Products, product liability insurance naming CHE as an insured party from a qualified insurance carrier in the amount of at least $1,000,000 per person/$2,000,000 in the aggregate for personal injury and $500,000.00 per incident/$1,000,000.00 in the aggregate for property damage, which policy shall not be canceled or modified except after thirty (30) days prior written notice to CHE and prior to selling or distributing any of the Co-Pack Products, Crestone shall provide CHE with a copy of such policy. For purposes of this Section, the parties indemnified and insured shall include the stockholders, officers, directors, agents and employees of CHE and its affiliates ("CHE Affiliates").

                  B. CHE hereby agrees to indemnify, defend and hold Crestone harmless from and against any and all claims, suits, losses or damages, including attorneys' fees, suffered by Crestone arising out of any claim that the CHE Proprietary Rights infringe any patent, copyright, trademark or other proprietary right of a third party.

         9.       QUALITY OF CO-PACK PRODUCTS - WRITTEN APPROVAL - SAMPLES

                  A. Warranty. Crestone warrants that the Co-Pack Products will be manufactured, sold and distributed in compliance with all applicable Federal, State and local laws.

                  B. Packaging. All uses of the CHE Proprietary Rights, and other designs, logos and artwork, in connection with the packaging and labeling of and the containers for the Co-Pack Products shall be subject to the prior written approval of CHE, which may be withheld in the sole and absolute discretion of CHE. All existing packaging, labeling and containers for the Co-Pack Products in existence as of the Effective Date are hereby approved by CHE. Crestone agrees to maintain not more than a 45-day supply of printed bags and labels without prior notification to and written approval by CHE.

                  Inasmuch as the packaging, labeling and containers for the Co-Pack Products cannot be incorporated into Crestone's normal inventory by virtue of the uniqueness of the packaging, labeling and containers, CHE agrees that it will either: (i) allow Crestone to continue to utilize existing pre-approved packaging, labeling and/or containers on Co-Pack Products in the event of a change by CHE in its logos, designs or artwork or, (ii) at CHE's election, CHE will purchase from Crestone, at Crestone's documented out-of-pocket cossts, not more than a 45-day supply of packaging, labeling and containers containing the former CHE logos, designs or artwork relating to the following items:

                  Chart House Squaw Sandwich Bread
                  Chart House Molasses Wheat Squaw Bread
                  Chart House Gourmet Croutons
                  Nutritional Label for Chart House Gourmet Croutons

                  C. Samples and Approvals; Product Quality. Upon CHE's written request, Crestone shall furnish CHE not more often than once a month, free of cosst, for its approval, at least three (3) samples of each Co-Pack Products, its cartons, containers, and packaging and wrapping material. Crestone warrants that the Co-Pack Products will be manufactured by


                               EXHIBIT E - PAGE 4

Crestone at the SBBC manufacturing facility. Crestone warrants that the Co-Pack Products will conform in all material respects with the specifications and quality assurance standards listed on Exhibit "D" attached hereto and will utilize the same quality ingredients in producing Co-Pack Products as were utilized by SBBC prior to the Effective Date. CHE shall notify Crestone in writing of its disapproval of any samples within a reasonable time after sampling, and CHE and Crestone hereby agree to use their best efforts to jointly develop a plan to cure any defect(s) specifically identified by CHE.

                  D. Facility. From time to time during the term of this Agreement, Crestone shall allow represnetatives of CHE to inspect the manufacturing facility, at reasonable times, and upon CHE's prior written request, for compliance with this Agreement. CHE shall notify Crestone in writing of its disapproval of the condition of the manufacturing facility within a reasonable time after inspection, and CHE and Crestone hereby agree to use their best efforts to jointly develop a plan to cure any defect(s) specifically identified by CHE. CHE hereby approves the condition of the manufacturing facility as of the date the facility is delivered to Crestone pursuant to the Acquisition Agreement, and acknowledges that so long as the manufacturing facility is maintained in this condition, that Crestone will be in compliance with this provision of this Agreement as to the facility's condition.

                  E. Limitation upon Approvals. Any approval under this section shall not constitute a waiver of CHE's rights or Crestone's duties under any other provisions of this Agreement. Approval by CHE shall not involve or constitute acceptance by CHE of any particular use or be deemed approval of the quality or safety of the Co-Pack Products, or be construed to create, in any way, any guaranty or warranty on the part of CHE as to the fitness, quality, workmanship, or character of the Co-Pack Products, or to authorize any liability for indebtedness or claims of damage whatsoever by any third party against CHE, or to impose any obligation on CHE or any of its Affiliates with respect to any of the Co-Pack Products.

                  F. Notice of Ownership of and Exclusive Rights in CHE Proprietary Rights. Crestone agrees that it will cause to appear on or within each of the Co-Pack Products appropriate notice of registration or a claim of ownership of and/or exclusive rights (or other such notice as required by CHE) in all of the CHE Proprietary Rights utilized in the packaging thereof. In the event any of the Co-Pack Products are marketed or sold in packaging and/or a container bearing any of the CHE Proprietary Rights, such notice shall also appear on the packaging and/or contained in such form as shall be prescribed by CHE. All materials bearing such notices shall first be submitted to CHE for its written approval, which may be withheld in the sole discretion of CHE. The notices appearing on all existing packaging, labeling and containers for the Co-Pack Products as of the Effective Date are hereby approved by CHE.

                  G. Notice of Defects. In the event Crestone has failed to comply with any provision of this Section 9, or any defect(s) remain(s) uncured ten (10) days after written notice of the defect(s) from CHE (or within a longer period of time as CHE may deem appropriate), CHE may, in its sole discretion, take all remedial action to cure the defect(s) unilaterally, including, but not limited to, the immediate exercise of its right and license to use the CHE Reserved Rights and to secure alternate suppliers.

                               EXHIBIT E - PAGE 5

         10.      RECORDS

                  A. Records of Account and Access to All Records. Crestone agrees to keep accurate books of account and records covering all transactions relating to the Co-Pack Products sold by it during the term of this Agreement (the "Co-Pack Records"), and upon five (5) days written notice, CHE, or its duly authorized representatives, shall have the right during business hours (9:00 a.m. to 5:00 p.m.) of the day to an examination of those books of accounts and records and all other documents and materials in the possession or under the control of Crestone with respect to the subject matter and terms of this Agreement, and shall have access thereto for those purposes and for the purpose of making extracts therefrom at CHE's cost. It is understood that information acquired from Crestone is for the purposes of examination and for the enforcement of the terms of this Agreement only. All Co-Pack Records shall be kept available for at least two (2) years after the cancellation of this Agreement. CHE and its representatives will keep all information obtained during any such review strictly confidential.

                  B. Manufacturing, Processing and Packaging Records. Crestone agrees that it will keep accurate manufacturing, processing, and packaging records showing the history of each grouping of Co-Pack Products, i.e., the number of items, sizes and lot numbers, dates of production, and quality control records, permitting identification and tracing of each lot, batch, unit, production run, or any other identifiable grouping of, Co-Pack Products, and will forward one (1) counterpart of such records to CHE (Attn: Cynthia Quigley) by mail upon written request at Crestone's expense unless CHE makes requests more than once a month in which event any request made by CHE in excess of once a month shall be at CHE's expense.

         11.      CANCELLATION

                  A. Cancellation of Breach. Violation by Crestone of its covenants or agreements contained in Sections 1, 8 or 10 shall be cause for immediate cancellation by CHE upon giving Crestone written notice thereof, such notice to be effective upon receipt by Crestone. In the event Crestone breaches any other provision of this Agreement, CHE may initiate cancellation of this Agreement by giving Crestone written notice by mail, specifying the particulars of the breach, and providing a period of thirty (30) days to correct the breach. If said breach shall not have been rectified to CHE's satisfaction within thirty
(30) days, then this Agreement shall be deemed canceled on the date immediately following the thirty (30) day period.

                  B. Cancellation of Bankruptcy, Discontinuation of Business, Etc. In the event Crestone shall file a petition for bankruptcy or be adjudicated as bankrupt or become insolvent or make any assignment for the benefit of creditors, or be placed in the hands of a receiver, or if Crestone discontinues its business including, but not limited to the business previously operated by SBBC (but specifically excluding changes in customer or product mix based upon the ordinary course of business), then CHE may cancel this Agreement by written notice by mail, to Crestone, its receiver, trustees, or assignees. Upon cancellation of this Agreement, except as otherwise provided herein. Crestone shall have no right to manufacture, sell or distribute any Co-Pack Products, including Co-Pack Products in its inventory.


                               EXHIBIT E - PAGE 6

                  C. Effect of Cancellation. Crestone acknowledges that its failure to cease the distribution of the Co-Pack Products or any class or category thereof, at the cancellation of this Agreement or any portion thereof, will result in irreparable damage to CHE. Crestone acknowledges and agrees that there is not an adequate remedy at law for such failure to cease manufacture, sale and/or distribution, and Crestone agrees that in the event of such failure, CHE shall be entitled to equitable relief by way of temporary and permanent injunction and such other future relief as any court may deem just and proper.

                  D. Final Statement and Disposal. Fifteen (15) days before the expiration of this Agreement, or upon demand in case of cancellation for Crestone's breach, Crestone shall furnish to CHE a statement showing the number and description of Co-Pack Products on hand or in process. CHE shall have the right to take a physical inventory at reasonable times during business hours (9:00 a.m. to 5:00 p.m.) and upon reasonable advance written notice to ascertain or verify such inventory and statement, and unreasonable refusal by Crestone to submit to such physical inventory by CHE shall forfeit Crestone's right to dispose of such inventory and CHE shall retain all other legal and equitable rights it may have in the circumstances. For fifteen (15) days after the effective date of cancellation of this Agreement, Crestone may dispose of the Co-Pack Products that are on hand at the time of cancellation or, at CHE's election, CHE may repurchase at Crestone's documented cost, the packaging, labeling and containers identified in Section 9.B above that cannot be incorporated in Crestone's normal inventory. Thereafter, Crestone shall not be entitled to utilize the CHE packaging and shall remove all bread products from existing packaging and return all remaining packaging to CHE at Crestone's sole cost and expense.

                  E. Cancellation by Crestone. Crestone may cancel this Agreement for any reason or for no reason, in its sole and absolute discretion, by providing CHE with thirty (30) days prior written notice. Thereafter, Crestone shall not be entitled to utilize the CHE packaging and shall remove all bread products from existing packaging and return all remaining packaging to CHE at Crestone's sole cost and expense.

                  F. All Rights Reserved. Cancellation of the Agreement under this provision shall be without prejudice to any rights which CHE otherwise has against Crestone or Crestone otherwise has against CHE.

         12.      NO WAIVER

                  Failure by CHE or Crestone to enforce any rights under this Agreement shall not be construed as a waiver of such rights nor shall a waiver or default in one or more instances be construed as constituting a continuing waiver or as a waiver in other instances.

         13.      NOTICES

                  A. All notices to be given to CHE pursuant to this Agreement shall be given or made at the address set forth below, and the date of mailing by prepaid, express or certified mail, return receipt requested, shall be deemed the date the notice is given:


                               EXHIBIT E - PAGE 7

                         Chart House Enterprises, Inc.
                         640 N. LaSalle Street
                         Suite 295
                         Chicago, IL  60610
                         Attention:  Cynthia Quigley

                with a copies to:

                         Allen, Matkins, Leck, Gamble & Mallory LLP
                         501 W. Broadway
                         Suite 900
                         San Diego, CA  92101
                         Attention:  Joe M. Davidson, Esq.

                           B. All notices to be given to Crestone pursuant to
this Agreement shall be given or made at the address set forth below, and the dates of mailing by prepaid, express or certified mail, return receipt request, shall be deemed the date the statement is given to:

                         Crestone Group, LLC
                         3525 Del Mar Heights Road
                         Suite 423
                         San Diego, CA  92130
                         Attention:  David S. Wells

                  14.      PROHIBITION OF ASSIGNMENT BY CRESTONE

                           This Agreement and all rights and duties hereunder
are personal to Crestone and shall not, without the written consent of CHE be assigned, transferred or otherwise encumbered, in whole or in part, by Crestone or by operation of law, and any attempt to do so will be null and void. CHE, in addition to all other rights and remedies, including CHE's right to damages, shall have the right, on written notice to Crestone, to cancel this Agreement on the occurrence of FA Industries Inc. and its principals and affiliates (determined as of the Effective Date) owning any less than fifty-one percent (51%) of the membership interest or other evidence of ownership of Crestone.

                  15.      GOVERNING LAW; ARBITRATION

                           This Agreement shall be governed by and construed in
accordance with, the laws of the State of California, regardless of the law of choice of law or conflict of law of that or any other jurisdiction. In connection with any legal action or proceeding relating to this Agreement, including claims of fraud, each party hereby submits itself and its property to the exclusive jurisdiction of the courts of the State of California located in the City of San Diego and the courts of the United States of America for the Southern District of California for the purpose of enforcement of any arbitration judgment. Any controversy shall be settled by binding arbitration at San Diego, California, in accordance with the rules of the American Arbitration Association and judgment entered upon the award rendered may be enforced by appropriate judicial action.

                               EXHIBIT E - PAGE 8

The parties hereto agree that an arbitrator shall be deemed qualified to serve hereunder only if the arbitrator is a retired federal judge or an attorney who has engaged in the private practice of law for at least 15 years, specializing in corporate, commercial or business law matters. A "qualified" arbitrator shall not be affiliated with any of the parties not have any past material relationship with any of the parties to the arbitration. The arbitration shall be conducted by one qualified arbitrator agreed to by both parties within thirty
(30) days following notice by one party that it desires that the matter be arbitrated. If the parties are unable to agree upon a qualified arbitrator, then one qualified arbitrator shall be selected by the San Diego Office of the American Arbitration Association. If awarded in the discretion of the arbitrator, the losing party shall bear any fees and expenses of the arbitrator, reasonable attorneys' fees of both parties, and other reasonable costs and expenses incurred by it or the prevailing party.

                  16.      COUNTERPARTS

                           This Agreement may be executed in one or more
counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  17.      ENTIRE AGREEMENT

                           This Agreement, including the Exhibits and other
documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings (oral or written) between the parties with respect to such subject matter.

                  18.      AMENDMENTS; WAVERS

                           No provision of this Agreement may be amended or
waived unless such amendment or waiver is in writing and signed by each of the parties hereto. Neither the failure nor any delay by any party in exercising any right hereunder will operate as a waiver of such right, and no single or partial exercise of any such right will preclude any other or further exercise of such right or the exercise of any other right.

                  19.      SEVERABILITY

                           In case any provision of this Agreement shall be held
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby. Any provision held invalid, illegal or unenforceable in part will remain in full force and effect to the extent no held invalid, illegal or unenforceable.

                  20.      RULES OF CONSTRUCTION

                           The normal rules of construction which require the
terms of this Agreement may be construed most strictly against the drafter of such agreement are hereby waived since each party has been represented by counsel in the drafting and negotiation of this Agreement.


                               EXHIBIT E - PAGE 9

                  21.      FORCE MAJEURE

                           Except to the extent otherwise provided herein, no
liability shall result to any party to this Agreement from default, delay in performance or for non-performance caused directly or indirectly by act of God, fire, flood, explosion, war, embargo, public disorders, acts of public enemies, and prohibitions or restrictions by law and government regulations; provided, however, that a strike, labor dispute, picketing, refusal of Crestone's employees to work, commercial impracticability, or similar conditions or causes shall not excuse Crestone's performance of its obligations hereunder. The party experiencing the excusable delay or force majeure event shall give notice in writing immediately of the cause relied on and shall use its best efforts in taking all measures and precautions to reduce the effect of such delay on that party's performance of its obligations hereunder.

                         CHE:

                         CHART HOUSE ENTERPRISES, INC. a
                         Delaware corporation

                         By:
                            -----------------------------------
                            Its:
                                -------------------------------

                         Crestone:

                         CRESTONE CAPITAL CORPOATION, a
                         Delaware limited liability company

                         By:
                            -----------------------------------
                            Its:
                                -------------------------------






                              EXHIBIT E - PAGE 10

                                  EXHIBIT "A"
                                  -----------

                                CO-PACK PRODUCTS
                                ----------------



ITEM:

o        Chart House Squaw Bread, sandwich sliced

o        Chart House Country Bread

o        Chart House Seasoned Croutons

o        Chart House Rustic Mini Loaf

o        Chart House Squaw Mini Loaf








                     EXHIBIT "A" TO CO-PACKAGING AGREEMENT

                                  EXHIBIT "B"
                                  -----------

                            CUSTOMERS AND TERRITORY
                            -----------------------



CUSTOMERS:
----------
         Costco

         Sam's Club

         Certified Grocers

         Cardiff Seaside Market

         Harvest Ranch Market

TERRITORY:  The Following Counties in California:
-------------------------------------------------
         San Diego County

         Imperial County

         Orange County

         Riverside County

         San Bernardino County

         Los Angeles County

         Ventura County

         Kern County





                     EXHIBIT "B" TO CO-PACKAGING AGREEMENT

                                  EXHIBIT "C"
                                  -----------

                          CHE TRADEMARKS, LOGOS, ETC.
                          ---------------------------


                  The parties acknowledge and agree that the term "CHE Proprietary Rights" as used in the Agreement shall include:

1. The trademark and service marks THE CHART HOUSE and CHART HOUSE, all applications and registrations therefor and all common law rights therein, including:

MARK                                    U.S. TM REG. NO.          ISSUE DATE
----                                    ----------------          ----------
Boat Design                                   N/A                 N/A

CHART HOUSE                                   1,061,033           03/08/77

CHART HOUSE and Boat Design                   N/A                 N/A

CHART HOUSE and Flag Design                   2,086,009           08/05/97

CHART HOUSE MOLASSES SQUAW BREAD              N/A                 N/A

CHART HOUSE RESTAURANTS                       N/A                 N/A

CHART HOUSE RESTAURANTS and Boat              N/A                 N/A
Design

CHART HOUSE RESTAURANTS and Flag              N/A                 N/A
Design

CHART HOUSE SQUAW BREAD                       N/A                 N/A

Flag Design                                   N/A                 N/A

THE CHART HOUSE                               N/A                 N/A

CHART HOUSE and Boat Design                   944,243             10/03/72

THE CHART HOUSE and Flag Design               N/A                 N/A

2. Copyrights in packaging, menus, and advertising, including, but not limited to, the wrappers and packaging for CHART HOUSE SQUAW BREAD and CHART HOUSE MOLASSES SQUAW BREAD; and


                     EXHIBIT "C" TO CO-PACKAGING AGREEMENT

3. All other present and future patents, registered and unregistered trademarks, trade names, trade dress, domain names, service marks and copyrights, trade secrets and all information relating to the technology, products, operations or business of Chart House Enterprises, Inc., including, without limitation, all licenses, logos, designs and the goodwill associated therewith, as well as all similar rights owned or controlled by Chart House Enterprises, Inc., and other indicia of origin associated therewith, but specifically excluding any of the foregoing which are currently owned by Solana Beach Baking Company, as a subsidiary of Chart House Enterprises, Inc., which are transferred to Crestone Group, LLC pursuant to the Acquisition Agreement.





















                     EXHIBIT "C" TO CO-PACKAGING AGREEMENT

                             MISSION VALLEY ESCROW
                           2565 Camino del Rio South
                            San Diego, CA 92108-3779
                                 (619) 295-7400
                              FAX # (619) 295-2536

                     PERSONAL PROPERTY ESCROW INSTRUCTIONS

Bess Michas                                       ESCROW NO:  98-40640-G
Certified Escrow Officer                          DATE:  July 23, 1998
                                                  PAGE:  1

1
2        FOR THE PURPOSE OF COMPLETING THIS TRANSACTION IN ACCORDANCE WITH SECTIONS 6101-6107 OF THE
3        UNIFORM COMMERCIAL CODE OF CALIFORNIA, or such other law as may be applicable to the subject matter of this
4        Escrow, the buyer(s) agrees to buy and the seller(s) agrees to sell
5
6        THAT CERTAIN BUSINESS KNOWN AS:  SOLANA BEACH BAKING COMPANY
7        located at:  2270 CAMINO VIA ROBLE, UNIT U, CARLSBAD, CA 92009
8
9        UPON THE FOLLOWING TERMS AND CONTIONS:
10
11       BUYER(s) CRESTONE GROUP, LLC,
12
13       whose address is:  3525 DEL MAR HEIGHTS ROAD, SUITE 423, SAN DIEGO, CA 92130
14       Phone No.:  (619) 259-2441
15
16       Initial deposit in the amount of       $40,000.00
17       Additional deposit in the amount of     40,000.00
18       Balance of cash prior to closing       785,000.00
19
20       TOTAL CONSIDERATION                   $865,000.00
21       Plus co-pack fee in the amount of $25,000.00 to be deposited with escrow holder at closing
22
23       SELLER(s) SOLANA BEACH BAKING COMPANY
24
25       whose address is:  2270 CAMINO VIA ROBLE - UNIT U, CARLSBAD, CA 92009
26       Phone No.:
27
28       Will hand you or cause to be handed you the following
29
30       1.  Bill of Sale, covering:  business, furniture, fixtures and equipment, machinery, appliances, inventory of stock,
31                                                   leasehold improvements, goodwill and tradename.
32       2.  Assignment and assumption of contracts
33       3.  Notice to creditors of bulk sale
34
35
36       Will give possession to buyer(s) on advertised date of sale, provided all required funds are on deposit and provided
37       all conditions have been met.
38
39       THE FURTHER TERMS OF THIS TRANSACTION BEING AS FOLLOWS:
40
41       INITIAL DEPOSIT:  $40,000.00 deposted herewith
42
43       ADDITIONAL DEPOSIT:  $40,000.00 TO BE DEPOSIT ON EXECUTION OF ASSET PURCHASE AGREEMENT
44
45       CASH TO COME:  $785,000.00 cashier's check plus closing costs and prorates, to be deposited prior to close of
46       escrow.  The parties acknowledge that they have been advised that to expedite the closing of this escrow, closing
47       funds must be deposited by CASHIER'S CHECK drawn on a California Bank or Savings and Loan or by WIRE
48       TRANSFER.  Your escrow holder is prohibited from disbursing any funds against uncollected funds.  Checks drawn
49       on banks or savings and loans OUTSIDE OF SAN DIEGO, must be sent as a collection item and could delay the closing
50       of your escrow by as much as 10 days.  If the closing funds are to be by wire transfer, your escrow officer will give
51       you the necessary information.
52
53       THESE ESCROW INSTRUCTIONS ARE INTENDED TO INCORPORATE THE TERMS AND CONDITIONS OF THAT
54       CERTAIN "ASSET PURCHASE AGREEMENT" BY AND BETWEEN THE PARTIES HERETO, COPIES OF WHICH HAVE
55       BEEN FORWARDED TO ALL PARTIES HERETO. THESE ESCROW INSTRUCTIONS ARE IN NO WAY INTENDED TO
56       AMEND OR SUPERSEDE SAID ASSET PURCHASE AGREEMENT AND IN THE EVENT ANY CONFLICT SHOULD ARISE
57       BETWEEN THESE ESCROW INSTRUCTIONS AND THE ASSET PURCHASE AGREEMENT, PARTIES AGREE THAT THE
58       ASSET PURCHASE AGREEMENT SHALL PREVAIL. SAID AGREEMENT AND ESCROW INSTRUCTIONS MAY ONLY
59       BE AMENDED BY THE SUBSEQUENT WRITTEN INSTRUCTION DULY EXECUTED BY BOTH PARTIES.
60

                                  (CONTINUED)

Date:  July 23, 1998                              Escrow No.  98-40640-G

PAGE 2 of 5: Additional instructions made a part of subsequent pages as fully incorporated therein.

1        Seller agrees to deposit into this escrow, prior to close of escrow, a corporate resolution authorizing the SALE of the
2        Business assets described herein.
3
4        Buyer and seller to approve the itemized inventory of all fixtures and equipment being conveyed herein. A list of same
5        approved in writing by both parties is to be attached to the Bill of Sale.
6
7        Escrow holder is authorized and instructed to process the within escrow, including but not limited to: the publishing
8        and recording of the Notice of Bulk Transfer, on the basis of the probability of any contingency set forth herein being
9        satisfied.  In the event said contingency(ies) have not been satisfied and the escrow is cancelled, Seller and buyer
10       shall pay the cancellation costs and charges incurred and escrow holder shall be handed further instructions executed
11       by the parties concerning the contingency and any cancellation instructions.
12
13       The parties herein acknowledge and understand that the personal property tax bill will be required to be paid to the
14       tax collector's office prior to the close of escrow.  Upon receipt of such tax bill, seller shall immediately pay same
15       and submit the tax bill showing receipt of such payment into escrow.  Upon delivery of said paid bill, escrow holder
16       shall charge buyer for said amount and credit seller through escrow.  In the event seller has not received said tax bill
17       by the close of escrow, seller shall, immediately upon receipt of same, deliver the bill to buyer for buyer's payment
18       outside of escrow.  In such event, escrow holder shall not be concerned, responsible nor liable in any manner
19       whatsoever regarding the personal property tax bill.
20
21       The allocation of the total consideration shall be determined and approved by the parties and provided escrow holder
22       Prior to the close of this escrow.
23
24
25       TAX CLEARANACES:  The Seller agrees to obtain the sales tax clearance from the State Board of Equalization and
26       certificate releasing Buyer from the Employment Development Department and a Certificate of Release from the
27       Franchise Tax Board, and to deposit or cause them to be deposited with you herein.
28
29       CLOSE OF ESCROW:  Close of escrow shall be deemed to be the sales consummation date set forth in the Notice to
30       Creditors of Bulk Sale.  You are to proceed with the closing of this escrow PROVIDED all conditions of the escrow
31       have been met and there is sufficient money in escrow available to pay all approved claims, agents commission, if
32       any, prorations, your costs and charges, and the amount required by law to be withheld for unapproved claims.  In
33       the event there are insufficient funds and this sale does not involve the transfer of a liquor license, you agree to delay
34       the close of escrow in accordance with the Addendum attached hereto.
35
36       PRORATES AND ADJUSTMENTS: Buyer agrees to reimburse seller through escrow the sum of $ TO BE DETERMINED
37       being 7 3/4% sales tax and use tax on fixtures and equipment valued at $TO BE DETERMINED which amount is
38       subject to final adjustment by State Board of Equalization.
39
40       PRORATE the following items with SELLER chargeable to DATE OF POSSESSION. The BUYER assumes beginning
41       DATE OF POSSESSION. Compute on a basis of 30 day months.
42
43       Prorate as of Close of Escrow
44       o Personal Property Taxes for Current fiscal year.
45
46       Each party will hand you additional funds, inventories and/or instruments from him to enable you to comply with these
47       Instructions, and compute prorates as hereinabove described.
48
49       NOTICE TO CREDITORS OF BULK SALE:  You will be handed a Notice to Creditors of Bulk Sale.  Said Notice shall
50       Provide for the sale, transfer and assignment of the personal property involved on or after EARLIEST DATE POSSIBLE,
51       at your Office.  You are instructed to file for record and publish such Notice, and deliver an executed copy of such
52       Notice to the Office of the County Tax Collector in the County in which subject business is located, all as required
53       by law.  You are hereby authorized to change the consummation date to accommodate the recording or publication
54       requirements, or conditions or provision of this escrow and the parties authorize escrow holder, as agent, to execute
55       said Notice, in the event the escrow holder deems it necessary for the timely processing of this escrow.  Escrow holder
56       reserves the option of requiring that the buyer sign instead.
57
58       FULFILLMENT OF ESCROW CONDITIONS:  In the event the conditions of this escrow have not been complied with
59       at the expiration of the time provided for herein, you are instructed nevertheless to complete the same at any time
60       thereafter as soon as the conditions (except as to time) have been complied with and without recording or publishing
61       a new Notice to Creditors of Bulk Sale, UNLESS, any one of the parties shall have made written demand upon you
62       for cancellation and/or return of money and documents.  In such event, you may stop all further proceedings until you
63       are in receipt of mutual written instructions or settlement of the controversy as herein provided.
64
65       NOTICE OF CHANGE:  Any notice, demand or change of instructions herein shall be in writing, signed by all parties
66       Affected thereby, and delivered to you before any such shall be in any way effective
67
68

                                   (CONTINUED)

Date:  July 23, 1998                              Escrow No.  98-40640-G

PAGE 3 of 5: Additional instructions made a part of subsequent pages as fully incorporated therein.

1        SEARCHES:  Notwithstanding anything contained herein to the contrary, the buyer instructs the Escrow holder upon
2        these escrow      instructions being signed, to request copies of any currently existing filed liens against the seller and

3        the business being sold hereunder from the Secretary of State, Sacramento, California.  In addition escrow holder is
4        to obtain a Tax Lien Report covering any tax liens recorded in the county in which the business is located.  Escrow
5        holder is to rely on such information as of the date of said reply and escrow holder is in no way responsible for the
6        sufficiency, correctness of said report(s), nor for any liens which may be filed after the due date of said reply and prior

7        to close of escrow; nor for any previously filed liens that have lapsed; nor as to ascertaining whether or not the
8        collateral of other liens shown on said report is included in the Bill of Sale hereunder.  Seller warrants to buyer,
9        however, that such personal property contained in the Bill of Sale is free and clear of any and all encumbrances other
10       than hereinbefore set forth, with which warranty escrow holder is in no way concerned.  Seller shall cause
11       terminations of any and all liens that effect subject business and not being assumed by buyer herein, to be deposited
12       into escrow together with demands for same, if any, for payment by seller through escrow.
13
14       ESCROW FEES:  All escrow fees and expenses shall be paid one-half by buyer and one-half by seller.  It is understood
15       that this fee is for the ordinary services contemplated herein, and that you will be additionally compensated for
16       extraordinary services occasioned by an controversy, or litigation or modification of or change in this escrow.
17
18       From the funds deposited in escrow, you are authorized and directed to pay, prior to close of escrow, any bills for
19       expenses incurred by you on our behalf in connection with the processing of this escrow, including but not limited
20       to, publishing, recording and searching.  Upon close of escrow, you are to charge seller and credit buyer with one-half
21       of any amounts so paid from buyer's deposit.  In the event this escrow is held open an unreasonable length of time
22       beyond the stated consummation date, you are authorized and directed to charge for administration of same at
23       $25.00 per month, to be deducted from funds then on deposit with you, commencing on a date selected at your
24       discretion.
25
26       Buyer and seller also understand and agree that prior to the release of any funds by escrow holder due to cancellation
27       Of this escrow for any reason whatsoever, escrow holder will be handed specific cancellation instructions by buyer
28       and seller. In the event of cancellation, parties agree to pay the escrow fees and charges incurred.
29
30       NO FUNDS SHALL BE DRAWN FROM THE ESCROW PRIOR TO THE ACTUAL CLOSING AND COMPLETION OF THIS
31       ESCROW. FURTHER, NO FUNDS SHALL BE PAID BY BUYER DIRECTLY TO SELLER PRIOR TO THE CLOSING OF THIS
32       ESCROW BUT SHALL ONLY BE PAID TO ESCROW HOLDER.
33
34       MISCELLANEOUS LICENSE: Any local, state or federal licenses will be procured or assigned outside of this escrow
35       by the Seller and Buyer.  You, as escrow holder, are not to be concerned therewith.
36
37
38       LEASE:NOT APPLICABLE.
39
40       CLAIMS:  Prior to the close of this escrow, the seller hereunder will provide escrow holder with his written approval
41       or disapproval of the payment of creditor's claims received by escrow holder.
42
43       In the event the Seller disputes any claim pursuant to UCC 6106.2, you shall withhold the amount required by law
44       and send written notice to the claimant that the amount of the claim, or prorate portion thereof, will be paid to the
45       seller or other claimants unless attached within 25 days from the date of the notice.
46
47       At the close of escrow, you are to (a) deliver to buyer the unrecorded Bill of Sale, and any other documents to which
48       the Buyer is entitled; (b) pay all claims and other items which have been approved in writing by the Seller; (c) withhold
49       the required amount for disapproved claims; and, (d) pay the balance to the Seller, or order, less the charges and
50       costs of escrow which the Seller has agreed to pay. PROVIDED, HOWEVER, YOU ARE TO WITHHOLD
51       DISBURSEMENT OF SELLER'S PROCEEDS AND/OR DOCUMENTS UNTIL YOU ARE IN RECEIPT OF THE SALES TAX
52       CLEARANCE FROM THE STATE BOARD OF EQUALIZATION AND CERTIFICATE RELEASING BUYER FROM THE
53       EMPLOYEMENT DEVELOPMENT DEPARTMENT, AND CERTIFICATE OF RELEASE FROM THE FRANCHISE TAX BOARD.
54
55       THE DELIVERY OF THE BILL OF SALE TO THE BUYER SHALL CONSTITUTE THE LEGAL PASSING OF TITLE.
56
57       SELLER'S MISCELLANEOUS LIABILITIES: Except as might be otherwise herein provided, OR AS PROVIDED IN THE
58       ASSET PURCHASE AGREEMENT, the Seller assumes all liability for the payment of insurance premiums, monies due
59       under the lease, personal property taxes, beverage taxes, social security      or unemployment insurance deductions, or
60       any other tax accruing from the ownership of the business involved in this escrow to the date of possession by the
61       Buyer and hereby agrees that all such matters will be paid outside of this escrow.  In the event, you as escrow holder,
62       are instructed to disburse funds in settlement of insurance premiums, taxes, or rent(s), the parties hereto release you
63       from all liability should the payment not constitute full or final payment of such premiums, taxes, or rent(s).
64
65       DISBURSEMENTS:  You are instructed to make all disbursements hereunder by your check.  Documents and/or checks
66       to which I am entitled on the consummation of this escrow are to be delivered to me or to my order. Mailing in the
67       United States mails, postage prepaid, of such documents and/or checks, shall constitute delivery.
68

                                   (CONTINUED)

Date:  July 23, 1998                              Escrow No.  98-40640-G

PAGE 4 of 5: Additional instructions made a part of subsequent pages as fully incorporated therein.

1        ESCROW DISCLOSURE:  MISSION VALLEY ESCROW COMPANY HOLDS DEPARTMENT OF CORPORATIONS LICENSE
2        NO. 963-0607.
3
4        NON-LIABILITY OF ESCROW HOLDER:  It is understood and agreed that no examination of the property described in
5        the Bill of Sale, Financing Statement, or any other documented deposited in the escrow, or of the title thereto, or the
6        existence thereof, is to be made or procured by you.  Your only responsibility as to the Notice of Creditors of Bulk Sale
7        shall be as aforesaid and you are not liable for the form or the legal effect of any notice(s) handed you nor for said
8        notice(s) being published in the correct judicial district.
9
10       You shall be under no obligation or liability for failure to inform me regarding any sale, loan, exchange, or other
11       transaction, or facts within your knowledge, even though same concern the property described herein, provided they
12       do not prevent you compliance with these instructions; nor shall you be liable for the sufficiency as to the form,
13       manner of execution, or validity of any instrument deposited, nor as to the identity, authority, or rights of any person
14       executing the same.  Your liability as escrow holder shall be confined to the things specifically provided for in my
15       written instructions in this escrow.
16
17       The parties hereto jointly and severally agree to pay all costs, damages, judgments and expenses, including reasonable
18       attorney' fees, suffered or incurred by you as a result of any of the foregoing.  In the event you file a suit of
19       interpleader or resign as escrow holder you shall ipso facto be fully released and discharged from all obligations further
20       to perform any and all duties or obligations upon you in this escrow.
21
22       FAX TRANSMISSIONS:  The parties agree and so instruct escrow holder that it may receive `FAX" transmissions from
23       or on behalf of the parties hereto for informational purposes only.  The parties further understand and agree that prior
24       to close or cancellation of escrow or release of any funds held herein that escrow holder will require receipt of the
25       original executed document of any such "FAX" material.
26
27       AMENDED LAWS:  In the event current laws pertaining to Bulk Sales and/or Liquor License transfers are modified,
28       amended, or changed in any manner during the course of this escrow, such modification, amendments or changes
29       shall take precedence over these instructions and shall pertain to the terms of this escrow where applicable.
30
31       CONTROVERSIES:  should any dispute arise between or among the parties hereto or a third party, or should you
32       before or after close of escrow receive or become aware of any conflicting demands or claims with respect to this
33       escrow or the rights of any of the parties hereto, or money or property deposited herein or affected hereby, you shall
34       have the right to do any of the following:
35
36            (1) Discontinue any and all further acts on your part and withhold the delivery of documents and money in your
37       possession until such disputes or conflicting demands are resolved to your satisfaction;
38
39            (2) Commence or defend any action or proceeding for the determination of such conflict;
40
41            (3) File a suite in interpleader;
42
43            (4) Resign as escrow holder and return to the parties depositing same all monies and/or documents then in your
44       possession.
45
46       The parties hereto jointly and severally agree to pay all costs, damages, judgments and expenses, including reasonable
47       attorney's fees, suffered or incurred by you as a result of any of the foregoing.
48
49       These escrow instructions may be signed in counterparts, each of which so executed shall, irrespective of the date
50       of its execution and delivery, be deemed an original, and said counterparts together shall constitute one and the same
51       instrument.
52
53       The words "SELLER" and "BUYER" are to be construed as plural, and words indicating masculine gender are to be
54       construed as feminine gender, when so required herein.  Each of the undersigned states that he has read the foregoing
55       instructions and understands and agrees to them and acknowledge receipt of a copy of same.
56
57       The parties to these instructions authorize you to destroy these instructions, and all other subsequent instructions,
58       regardless of date of same, and all records of this escrow at any time after five (5) years from the date of these
59       instructions without liability on your part or further notice to us.


                                   (CONTINUED)

Date:  July 23, 1998                                    Escrow No.  98-40640-G

PAGE 5 of 5: Additional instructions made a part of subsequent pages as fully incorporated therein.

1
2        THE PARTIES HERETO ACKNOWLEDGE THAT BY SIGNING THESE INSTRUCTIONS, THEY ARE ENTERING INTO A
3        LEGAL CONTRACT. THE PARTIES ARE ADVISED TO SEEK THE COUNSEL OF THEIR OWN ATTORNEY AND/OR
4        ACCOUNTANT WITH RESPECT TO THE DETERMINATION OF ANY LEGAL RAMIFICATIONS AND/OR ANY TAX
5        CONSEQUENCES, AND ARE RELYING SOLELY ON THEIR OWN INQUIRY AND INFORMATION.
6
7        DATE:  _______________________
8
9        CRESTONE GROUP, LLC, a limited liability company
10
11
12       Buyer:          By:____________________________________
13                             DAVID WELLS
14
15
16       DATE:  _______________________
17
18       SOLANA BEACH BAKING COMPANY, a DELAWARE Corporation
19
20
21       Seller:          By:____________________________________
22                             CYNTHIA QUIGLEY
23
24
25

         A D D E N D U M   T O   E S C R O W   I N S T R U C T I O N S
         -------------------------------------------------------------


Notwithstanding anything contained herein to the contrary, the following is hereby made a part of the escrow instructions.

In any case where the notice of a bulk sale subject to Section 6106.2 states that claims may be filed with an escrow agent, the intended buyer shall deposit with the escrow agent the full amount of the purchase price or consideration. if at the time of the bulk sale is otherwise ready to be consummated, the amount of cash deposited or agreed to be deposited at or prior to consummation in the escrow is insufficient to pay in full all of the claims filed with the escrow agent, the escrow agent shall do each of the following:

(1) (a) Delay the distribution of the consideration and the passing of legal title for a period of not less than 25 days nor more than 30 days from the date the notice required in paragraph (b) of this subdivision is mailed; and

     (b) Within five business days after the time the Bulk Sale would otherwise have been consummated, send a written notice to each claimant who has filed a claim stating the total consideration deposited or agreed to be deposited in the escrow, the name of each claimant who filed a claim against the escrow and the amount of each claim, the amount proposed to be paid to each claimant, the new date scheduled for the passing of legal title pursuant to paragraph (1) of this subdivision and the date on or before which distribution will be made to claimants, which shall not be more than five days after the new date specified for the passing of legal title.

     (c) If no written objection to the distribution described in the notice required by paragraph (b) is received by the escrow agent, prior to the new date specified in the notice for the passing of legal title, the escrow agent shall not be liable to any person to whom the notice required by paragraph (b) was sent for any good faith error which may have been committed in allocating and distributing the consideration as stated in such notice.

(2) Distribute the consideration in the following order of priorities:

     (a) All obligations owing to the United States, to the extent given priority by federal law.

     (b) Secured claims, including statutory and judicial liens, to the extent of the consideration fairly attributable to the value of the properties securing the claims and in accordance with the priorities provided by law. A secured creditor shall participate in the distribution pursuant to this subdivision only if a release of lien is deposited by the secured creditor conditioned only upon receiving an amount equal to the distribution.

     (c) Escrow and professional charges and broker's fees attributable directly to the sale.

     (d) Wage claims given priority by Section 1205 of the Code of Civil Procedure.

     (e)  All other tax claims.

     (f) All other unsecured claims pro rata, including any deficiency claims of partially secured creditors.

(3) To the extent that an obligation of the Buyer to pay cash in the future is a part of the consideration and the cash consideration is not sufficient to pay all claims filed in full, apply all principal and interest received on the obligation to the payment of claims in accordance with subdivision (2) until they are paid in full before making any payment to the Seller. In such case, the notice sent pursuant to subdivision (1) shall state the amount, terms and due dates of the obligation and the portion of the claims expected to be paid thereby.

EACH PARTY HERETO ACKNOWLEDGES THAT HE HAS READ AND UNDERSTAND THE FOREGOING TERMS AND CONDITIONS.


SOLANA BEACH BAKING COMPANY, a DELAWARE   CRESTONE GROUP, LLC., a California
Corporation                               Limited Partnership

---------------------------------------   ------------------------------------
CYNTHIA QUIGLEY                           DAVID WELLS



---------------------------------------   ------------------------------------


---------------------------------------   ------------------------------------

PROFIT & LOSS STATEMENT
Wholesale                                                                                                 ROW:  AJPNL2
December 29, 1997                                                                                             FORMAT:
P&L
                                                                       YEAR TO DATE
                                                                       ------------
                                                              AMOUNTS                                    PERCENTAGES
                                                              -------                                    -----------
                                      PRIOR YR        BUDGET         ACTUAL          VAR         PR YR        BUD         ACT
                                      --------        -------        ------          ---         -----        ---         ---
   Sales and Revenue
Food Sales                              5,019,650      5,325,000      5,844,311      519,311      100.30      100.45      100.52
Sales Returns                             14,826-         24,000        29,987-       5,987-       0.30-       0.45-       0.52-
                                   -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Sales                             5,004,824      5,301,000      5,814,324      513,324      100.00      100.00      100.00

  Cost of Sales
Food Cost of Sales                      1,646,008      1,704,000      1,753,911       49,911       32.79       32.00       30.01
Paper Cost of Sales                       305,848        329,084        285,531      43,553-        6.09        6.18        4.89
                                   -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Food Cost                         1,951,856      2,033,084      2,039,442        6,358       38.88       38.18       34.90
                                   -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Cost of Sales                     1,951,856      2,033,084      2,039,442        6,358       39.00       38.35       35.08
                                   -------------- -------------- --------------  -----------  ----------  ----------  ----------
Gross Profit                            3,052,968      3,267,916      3,774,882      506,966       61.00       61.65       64.92

S & W and Payroll Costs

  S & W
Salaries & Wages Managers                 197,310        201,996        204,511        2,515        3.94        3.81        3.52
Restaurant Management Bonus                53,353         48,320         42,396       5,924-        1.07        0.91        0.73
                                   -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Mgr. Comp                           250,663        250,316        246,907       3,409-        5.01        4.72        4.25

Salaries & Wages Rest Personne            759,808        820,919        820,738         181-       15.18       15.49       14.12
Rest. Personnel Bonuses                       490                             8            8        0.01
Salaries & Waves Overtime                  46,358         39,760         39,346         414-        0.93        0.75        0.68
                                   -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Crew                                806,656        860,679        860,092         587-       16.12       16.24       14.79
                                   -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total S & W                             1,057,319      1,110,995      1,106,999       3,996-       21.13       20.96       19.04

  P.R. Taxes & Benefits
Vacation Pay                               10,890         18,023         30,762       12,739        0.22        0.34        0.53
Payroll Taxes                             105,385        133,602        111,189      22,413-        2.11        2.52        1.91
Worker's Comp. Insurance                   39,153         37,135         41,080        3,945        0.78        0.70        0.71
Group Insurance                             5,759          9,000          5,978       3,022-        0.12        0.17        0.10
                                   -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total P.R. Taxes & Benefits               161,187        197,760        189,009       8,751-        3.22        3.73        3.25
                                   -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total S & W and P.R. Costs              1,218,506      1,308,755      1,296,008      12,747-       24.35       24.69       22.29

Manager Controlled Expenses

  R & M
R&M Equipment                              57,006         55,040         46,537       8,503-        1.14        1.04        0.80
R&M Building                               40,125         36,000         52,802       16,802        0.80        0.68        0.91
                                   -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total R&M                                  97,131         91,040         99,339        8,299        1.94        1.72        1.71

15:22             SBBC - Carlsbad, Calif.            3018
01/29/98 Tim Perreira
P00350            1998-02-01

                                  CURRENT PERIOD
                                  --------------
                   AMOUNTS                               PERCENTAGES
                   -------                               -----------
PRIOR YR     BUDGET       ACTUAL        VAR       PR YR      BUD       ACT
--------     ------       ------        ---       -----      ---       ---
507,514       539,000      575,263      36,263    100.00    100.37    100.00
               2,000-                   2,000-                0.37-
---------   ---------    ---------    --------    ------    ------    ------
507,514       537,000      575,263      38,263    100.00    100.00    100.00


150,896       172,480      189,710      17,230     29.73     32.00     32.98
 33,165        33,310       32,394        916-      6.53      6.18      5.63
---------   ---------    ---------    --------    ------    ------    ------
184,061       205,790      222,104      16,314     36.27     38.18     38.61

---------   ---------    ---------    --------    ------    ------    ------
184,061       205,790      222,104      16,314     36.27     38.18     38.61
---------   ---------    ---------    --------    ------    ------    ------
323,453       331,210      353,159      21,949     63.73     61.68     61.39



  18,991       19,423       17,817      1,606-      3.74      3.62      3.10
   5,877        4,646        2,625      2,021-      1.16      0.87      0.46
---------   ---------    ---------    --------    ------    ------    ------
   24,868      24,069       20,442      3,627-      4.90      4.48      3.55


   77,446      83,329       92,185       8,856     15.26     15.52     16.02
      490                                           0.10
    3,511       4,028        5,556       1,528      0.69      0.75      0.97
---------   ---------    ---------    --------    ------    ------    ------
   81,447      87,357       97,741      10,384     16.05     16.27     16.99
---------   ---------    ---------    --------    ------    ------    ------
  106,315     111,426      118,183       6,757     20.95     20.75     20.54



      348       1,826        4,394       2,568      0.07      0.34      0.76
   11,971      12,967       13,032          65      2.36      2.41      2.27
    3,959       3,762        4,027         265      0.78      0.70      0.70
       57         750         916-      1,666-      0.01      0.14      0.16-
---------   ---------    ---------    --------    ------    ------    ------
   16,335      19,305       20,537       1,232      3.22      3.59      3.57
---------   ---------    ---------    --------    ------    ------    ------
  122,650     130,731      138,720       7,989     24.17     24.34     24.11



    9,275       5,520        7,351       1,831      1.83      1.03      1.28
    4,372       3,000        2,232        768-      0.86      0.56      0.39
---------   ---------    ---------    --------    ------    ------    ------
   13,647       8,520        9,583       1,063      2.69      1.59      1.67

PROFIT & LOSS STATEMENT
Wholesale                                                                                                 ROW:  AJPNL2
December 29, 1997                                                                                             FORMAT:
P&L
                                                                       YEAR TO DATE
                                                                       ------------
                                                           AMOUNTS                                    PERCENTAGES
                                                           -------                                    -----------
                                    PRIOR YR       BUDGET         ACTUAL          VAR         PR YR        BUD         ACT
                                    --------       -------        ------          ---         -----        ---         ---
   Utilities
Telephone Expense                       13,571          9,600         12,814        3,214        0.27        0.18        0.22
Water & Sewer  Expense                   5,726          6,000          8,452        2,452        0.11        0.11        0.15
Electricity Expense                     60,609         65,360         64,115       1,245-        1.21        1.23        1.10
Gas Expense                             25,140         27,930         29,246        1,316        0.50        0.53        0.50
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Utilities                        105,046        108,890        114,627        5,737        2.10        2.05        1.97

  Supplies
Kit. & Cleaning Supplies                33,829         34,459         40,500        6,041        0.68        0.65        0.70
Office Supplies                         16,742         18,556          9,340       9,216-        0.33        0.35        0.16
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Supplies                          50,571         53,015         49,840       3,175-        1.01        1.00        0.86

  Other Manager Controllables
Protection Services                      2,094          2,100          2,112           12        0.04        0.04        0.04
Restaurant Apparel                       3,438          3,000          2,710         290-        0.07        0.06        0.05
Laundry & Linen                         12,591         12,194         11,404         790-        0.25        0.23        0.20
Waste Removal                            8,296                         5,541       3,279-        0.17        0.17        0.10
Music/Video                                302                                                   0.01

Equipment Rental                         3,822                           297          297        0.08        0.01
External Promotions                                                   45,051       45,051        0.77
Freight Expense                        281,192        190,200        349,837      159,637        5.62        3.59        6.02
Promotion Advertising                   32,742         30,000         17,979      12,021-        0.65        0.57        0.31
Complimentary Food, Liq., Wine           3,541          2,653            638       2,015-        0.07        0.05        0.01
Complimentary Coupons                                                    250          250

Restaurant Inspection                    1,977                           644          644        0.04                    0.01
Misc Expense & Credits                 90,102-                         2,615        2,615       1.80-                    0.04
Discounts on Sales                       3,537                         4,125        4,125        0.07                    0.07
Employee Welfare                         7,631          2,653          3,922        1,269        0.15        0.05        0.07
Employee Education                                                     2,245        2,245        0.04
Employee Procurement                       239            360          4,967        4,607                    0.01        0.09
Temporary Office Help                                                  5,235        5,235        0.09
Postage                                  9,506          9,480         1,218-      10,698-        0.19        0.18       0.02-
Bad Debts                               16,604          2,653            785       1,868-        0.33        0.05        0.01
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Other Mgr. Cont.                 297,410        264,113        459,139      195,026        5.94        4.98        7.90
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Mgr. Controllables               550,158        517,058        722,945      205,887       10.99        9.75       12.43
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Controllable Profit                  1,284,304      1,442,103      1,755,929      313,826       25.66       27.20       30.20

  Other Operating Expenses
Taxes & Licenses                        12,278         12,204         12,273           69        0.25        0.23        0.21
Insurance                               30,910         40,518         58,494       17,976        0.62        0.76        1.01
Shortage & Spoilage                                                   17,321       17,321        0.30
Bank Charges                             2,148          2,160          2,095          65-        0.04        0.04        0.04
Product Development                     23,267          9,000          4,024       4,976-        0.46        0.17        0.07
Lease Automobiles                       31,698         54,000         31,928      22,072-        0.63        1.02        0.55
Auto Expense                            65,153         61,380         74,827       13,447        1.30        1.16        1.29

15:22             SBBC - Carlsbad, Calif.            3018
01/29/98 Tim Perreira
P00350            1998-02-01

                                  CURRENT PERIOD
                                  --------------
                   AMOUNTS                               PERCENTAGES
                   -------                               -----------
PRIOR YR     BUDGET       ACTUAL        VAR       PR YR      BUD       ACT
--------     ------       ------        ---       -----      ---       ---
    1,389         800        1,372       572        0.27     0.15       0.24
      596         500          720       220        0.12     0.09       0.13
    4,212       5,570        4,438     1,232-       0.83     1.06       0.77
    1,427       2,580        2,620        40        0.28     0.48       0.46
---------   ---------    ---------   --------     ------   ------     ------
    7,624       9,550        9,150       400-       1.50     1.78       1.59



    3,028       3,491        4,064       573        0.60     0.65       0.71
    1,154       1,880          510     1,370-       0.23     0.35       0.09
---------   ---------    ---------   --------     ------   ------     ------
    4,182       5,371        4,574       797-       0.82     1.00       0.80




      176         175          176         1        0.03     0.03       0.03
      413         250          140-      390-       0.08     0.05       0.02-
    1,439       1,235          970       265-       0.28     0.23       0.17
      468         735          474       261-       0.09     0.14       0.08

                                71        71                            0.01
                             3,500     3,500                            0.61
   33,207      15,850       33,350    17,500        6.54     2.95       5.80
    8,080       2,500        6,032     3,532        1.59     0.47       1.05
      109         269                    269-       0.02     0.05

                                47        47                            0.01
  15,217-                                           3.00-
      423                      986       986        0.08                0.17
    3,156         269          720       451        0.62     0.05       0.13

                   30        1,405     1,375                 0.01       0.24

      946         790          498       292-       0.19     0.15       0.09
    7,436         269                    269-       1.47     0.05
---------   ---------    ---------   --------     ------   ------     ------
   40,636      23,372       48,089    25,717        8.01     4.17       8.36
---------   ---------    ---------   --------     ------   ------     ------
   66,089      45,813       71,396    25,583       13.02     8.53      12.41
---------   ---------    ---------   --------     ------   ------     ------
  134,714     154,666      143,043    11,623-      26.54    28.80      24.87
---------   ---------    ---------   --------     ------   ------     ------



    1,677       1,017          890       127-       0.33     0.19       0.15
     516-       3,762        5,963     2,201        0.10-    0.70       1.04

      175         180          175         5-       0.03     0.03       0.03
   14,976         750          740        10-       2.95     0.14       0.13
    2,012       4,500        3,309     1,191-       0.40     0.84       0.58
    8,863       5,115        7,590     2,475-       1.75     0.95       1.32

PROFIT & LOSS STATEMENT
Wholesale                                                                                                 ROW:  AJPNL2
December 29, 1997                                                                                             FORMAT:
P&L
                                                                       YEAR TO DATE
                                                                       ------------
                                                           AMOUNTS                                    PERCENTAGES
                                                           -------                                    -----------
                                    PRIOR YR       BUDGET         ACTUAL          VAR         PR YR        BUD         ACT
                                    --------       -------        ------          ---         -----        ---         ---
Travel Expense                          2,927          4,800          9,946        5,146        0.06        0.09        0.17
Dues & Subscriptions                      683            840            340          500-       0.01        0.02        0.01
Manager Meeting                           137                           126          126
Moving Expense                                                                     4,646       4,646        0.08
Gain or Loss Assets                     1,192         14,230          2,177       12,053        0.02        0.27        0.04
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Other Operating Exp.            170,393        199,132        218,197       19,065        3.40        3.76        3.75
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Profit/Loss bef. Occupancy          1,113,911      1,242,971      1,537,732      294,761       22.26       23.45       26.45

  Occupancy
Rent                                  111,700        116,389        116,391            2        2.23        2.20        2.00
Depreciation                          144,253        171,187        147,465       23,722-       2.88        3.23        2.54
Amort. Of Leasehold Imprvmnts          28,177         29,938         28,383        1,555-       0.56        0.56        0.49
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Occupancy                       284,130        317,514        292,239       25,275-       5.68        5.99        5.03
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Profit/Loss                           829,781        925,457      1,245,493      320,036       16.58       17.46       21.42
                                ============== ============== ==============  ===========  ==========  ==========  ==========
Check Balance                         829,782        925,457      1,245,494      320,037       16.58       17.46       21.42
*   *   *   *   *   *   *

Cash Flow                           1,002,212      1,126,582      1,421,341      294,759       20.02       21.25       24.45
Net Book Value of Assets              715,107                       728,098
*   *   *   *   *   *   *

15:22             SBBC - Carlsbad, Calif.            3018
01/29/98 Tim Perreira
P00350            1998-02-01

                                  CURRENT PERIOD
                                  --------------
                   AMOUNTS                               PERCENTAGES
                   -------                               -----------
PRIOR YR     BUDGET       ACTUAL        VAR       PR YR      BUD       ACT
--------     ------       ------        ---       -----      ---       ---
     251          400         333          67-      0.05     0.07       0.06
                   70                      70-                          0.01


                  269                     269-               0.05
---------   ---------    ---------   --------     ------   ------     ------
   27,438      16,063       19,000      2,937       5.41     2.99       3.30
---------   ---------    ---------   --------     ------   ------     ------
  107,276     138,603      124,043     14,560-     21.14    25.81      21.56



    9,348       9,731        9,731                  1.84     1.81       1.69
   12,299      14,539       12,043      2,496-      2.42     2.71       2.09
    2,376       2,509        2,360        149-      0.47     0.47       0.41
---------   ---------    ---------   --------     ------   ------     ------
   24,023      26,779       24,134      2,645-      4.73     4.99       4.20

---------   ---------    ---------   --------     ------   ------     ------
   83,253      11,824       99,909     11,915-     16.40    20.82      17.37
=========   =========    =========   ========     ======   ======     ======
   83,252      11,824       99,909     11,915-     16.40    20.82      17.37


   97,277     128,872      114,312     14,560-     19.30    24.00      19.87

PROFIT & LOSS STATEMENT
Wholesale                                                                                                 ROW:  AJPNL2
June 29, 1998                                                                                                  FORMAT:
P&L
                                                                       YEAR TO DATE
                                                                       ------------
                                                           AMOUNTS                                    PERCENTAGES
                                                           -------                                    -----------
                                    PRIOR YR       BUDGET         ACTUAL          VAR         PR YR        BUD         ACT
                                    --------       -------        ------          ---         -----        ---         ---
   Sales and Revenue
Food Sales                           2,954,794     3,008,000       3,190,801      182,801      100.85      100.50      100.00
Sales Returns                          24,770-        15,040-                      15,040       0.85-       0.50-
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Sales                          2,930,024      2,992,960      3,190,801      197,841      100.00      100.00      100.00

  Cost of Sales
Food Cost of Sales                     862,591        917,440        995,815       78,375       29.19       30.50       31.21
Paper Cost of Sales                    146,782        154,914        150,063       4,851-        4.97        5.15        4.70
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Food Cost                      1,009,373      1,072,354      1,145,878       73,524       34.16       35.65       35.91
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Cost of Sales                  1,009,373      1,072,354      1,145,878       73,524       34.45       35.83       35.91
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Gross Profit                         1,920,651      1,920,606      2,044,923      124,317       65.55       64.17       64.09

S & W and Payroll Costs

  S & W
Salaries & Wages Managers              105,151         72,996         49,989      23,007-        3.59        2.44        1.57
Restaurant Management Bonus             21,904         11,802         15,822        4,020        0.75        0.39        0.50
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Mgr. Comp                        127,055         84,798         65,811      18,987-        4.34        2.83        2.06

Salaries & Wages Rest Personne         380,564        433,192        457,903       24,711       12.99       14.47       14.35
Rest. Personnel Bonuses                      8                           500                     500-
Training Salaries & Wages                               1,950                      1,950-                    0.07
Salaries & Wages Overtime               19,915         10,530         38,361       27,831        0.68        0.35        1.20
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Crew                             400,487        860,679        860,092       50,092       16.12       14.91       15.55
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total S & W                            527,542      1,110,995      1,106,999       31,105       18.00       17.74       17.62

  P.R. Taxes & Benefits
Vacation Pay                            16,454         14,100         13,727         373-        0.56        0.47        0.43
Payroll Taxes                           58,690         67,196         61,620       5,576-        2.00        2.25        1.93
Worker's Comp. Insurance                20,684         21,076         22,331        1,255        0.71        0.70        0.70
Group Insurance                          3,522          3,600          1,363       2,237-        0.12        0.12        0.04
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total P.R. Taxes & Benefits             99,350        105,972         99,041       6,931-        3.39        3.54        3.10
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total S & W and P.R. Costs             626,892        636,942        661,116      661,116       21.40       21.28       20.72

Manager Controlled Expenses

  R & M
R&M Equipment                           23,904         25,020         56,086       31,066        0.82        0.84        1.76
R&M Building                            35,704         26,400         17,958       8,442-        1.22        0.88        0.56
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total R&M                               59,608         51,420         74,044       22,624        2.03        1.72        2.32

09:07             SBBC - Carlsbad, Calif.            3018
07/10/98 Brenda Hubbard
P00350            1998-02-01

                                  CURRENT PERIOD
                                  --------------
                   AMOUNTS                               PERCENTAGES
                   -------                               -----------
PRIOR YR     BUDGET       ACTUAL        VAR       PR YR      BUD       ACT
--------     ------       ------        ---       -----      ---       ---
  584,668     596,000      639,976     43,976     100.93   100.50     100.00
    5,387-      2,980-                  2,980       0.93-    0.50-
---------   ---------    ---------   --------     ------   ------     ------
  579,281     593,020      639,976     46,956     100.00   100.00     100.00


  167,668     181,780      202,453     20,673      26.68    30.50      31.53
   31,128      30,694       28,984      1,710-      5.32     5.15       4.53
---------   ---------    ---------   --------     ------   ------     ------
  198,796     212,474      231,437     18,963      34.00    35.65      36.16

---------   ---------    ---------   --------     ------   ------     ------
  198,796     212,474      231,437    168,963      34.32    35.83      36.16
---------   ---------    ---------   --------     ------   ------     ------
  380,485     380,546      408,539     27,993      65.68    64.17      63.84



   20,300      14,038        9,813      4,225-      3.50     2.37       1.53
    2,625       2,269        1,492        777-      0.45     0.38       0.23
---------   ---------    ---------   --------     ------   ------     ------
   22,925      16,307       11,305      5,002-      3.96     2.75       1.77


   82,305      82,546       92,141      9,595      14.21    13.92      14.40
                  250                                250-    0.04
                             2,227-     2,227-                          0.35-
    4,695       2,086        9,851      7,765       0.81     0.35       1.54
---------   ---------    ---------   --------     ------   ------     ------
   81,447      84,882       99,765     14,883      15.02    14.31      15.59
---------   ---------    ---------   --------     ------   ------     ------
  109,925     101,189      111,070      9,881      18.98    17.06      17.36



    3,428       2,350        4,337      1,987       0.59     0.40       0.68
   12,335      12,166       12,896        730       2.13     2.05       2.02
    4,093       4,180        4,459        279       0.71     0.70       0.70
      438         600           47        553-      0.08     0.10       0.01
---------   ---------    ---------   --------     ------   ------     ------
   20,294      19,296       21,739      2,443       3.50     3.25       3.40
---------   ---------    ---------   --------     ------   ------     ------
  130,219     120,485      132,809     12,324      22.48    20.32      20.75




    3,201       4,170        8,424      4,254       0.55     0.70       1.32
    4,971       4,400        3,617        783-      0.86     0.74       0.57
---------   ---------    ---------   --------     ------   ------     ------
    8,172       8,570       12,041      3,471       1.41     1.45       1.88

PROFIT & LOSS STATEMENT
Wholesale                                                                                                 ROW:  AJPNL2
June 29, 1998                                                                                                 FORMAT:
P&L
                                                                       YEAR TO DATE
                                                                       ------------
                                                           AMOUNTS                                    PERCENTAGES
                                                           -------                                    -----------
                                    PRIOR YR       BUDGET         ACTUAL          VAR         PR YR        BUD         ACT
                                    --------       -------        ------          ---         -----        ---         ---
   Utilities
Telephone Expense                        6,219          6,600          6,131          469-       0.21        0.22        0.19
Water & Sewer  Expense                   4,186          4,300          3,719          581-       0.14        0.14        0.12
Electricity Expense                     27,348         36,100         29,257        6,843-       0.93        1.21        0.92
Gas Expense                             15,003         18,200         15,684        2,516        0.51        0.61        0.49
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Utilities                         52,756         65,200         54,791      10,409-        1.80        2.18        1.72

  Supplies
Kit. & Cleaning Supplies                19,814         20,950         26,027        5,077        0.68        0.70        0.82
Office Supplies                          5,506          4,490          4,833          343        0.19        0.15        0.15
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Supplies                          25,320         25,440         30,860        5,420        0.86        0.85        0.97

  Other Manager Controllables
Protection Services                      1,056          1,080            969         111-        0.04        0.04        0.03
Cash Over/Short                                                          477          477                                0.01
Restaurant Apparel                       1,322          1,770          1,596         174-        0.05        0.06        0.05
Laundry & Linen                          5,692          6,584          5,133       1,451-        0.19        0.22        0.16
Waste Removal                            3,073          3,450          3,984          534        0.10        0.12        0.12
Equipment Rental                           178                           218          218        0.01                    0.01
External Promotions                     20,227         24,600         27,336        2,736        0.69        0.82        0.86
Freight Expense                        142,806        184,000        253,419       69,419        4.87        6.15        7.94
Promotion Advertising                    5,255         15,000          8,908       6,092-        0.18        0.50        0.28
Complimentary Food, Liq., Wine               8                           600         600-                    0.02
Complimentary Coupons                      100
Restaurant Inspection                      347          1,650            726         924-        0.01        0.06        0.02
Misc Expense & Credits                   2,258                         9,533        9,533        0.08                    0.30
Discounts on Sales                       2,157          1,795          2,472          677        0.07        0.06        0.08
Employee Welfare                         1,041          1,795          1,955          160        0.04        0.06        0.06
Employee Education                         351            298            78-         376-        0.01                    0.01
Employee Procurement                     1,037          1,300          2,504        1,204        0.04        0.04        0.08
Temporary Office Help                    4,856                        16,645       16,645        0.17                    0.52
Postage                                 2,197-          1,200          2,131          931       0.07-        0.04        0.07
Bad Debts                                  785                                                   0.03
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Other Mgr. Cont.                 190,352        245,122        377,928       92,806        6.50        8.19       10.59
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Mgr. Controllables               328,036        387,182        497,623      110,441       11.20       12.94       15.60
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Controllable Profit                    965,723        896,482        886,184      10,298-       32.96       29.95       27.77

  Other Operating Expenses
Taxes & Licenses                         6,215          5,898          6,308          410        0.21        0.20        0.20
Insurance                               25,258         27,099         29,456        2,357        0.86        0.91        0.92
Shortage & Spoilage                     17,321                                                   0.59
Bank Charges                             1,050          1,050          1,050                     0.04        0.04        0.03
Product Development                      3,056            900          5,029        4,129        0.10        0.03        0.16
Lease Automobiles                       14,080         21,000         17,290       3,710-        0.48        0.70        0.54
Auto Expense                            35,735         40,600         62,250       21,650        1.22        1.36        1.95

09:07             SBBC - Carlsbad, Calif.            3018
07/10/98 Brenda Hubbard
P00350            1998-02-01

                                  CURRENT PERIOD
                                  --------------
                   AMOUNTS                               PERCENTAGES
                   -------                               -----------
PRIOR YR     BUDGET       ACTUAL        VAR       PR YR      BUD       ACT
--------     ------       ------        ---       -----      ---       ---
    1,282       1,200        1,321        121       0.22     0.20       0.21
      765         750                     750-      0.13     0.13
    5,142       6,800        6,195        605-      0.89     1.15       0.97
    2,181       3,500        2,612        888-      0.38     0.59       0.41
---------   ---------    ---------   --------    -------   ------     ------
    9,360      12,250       10,128      2,122-      1.62     2.07       1.58



    3,536       4,151        5,026        875       0.61     0.70       0.79
      938         890        1,055        165       0.16     0.15       0.16
---------   ---------    ---------   --------    -------   ------     ------
    4,474       5,041        6,081      1,040       0.77     0.85       0.95


      176         180           89        91-       0.03     0.03       0.01


                  295          384         89                0.05       0.06
    1,028       1,305        1,097       208-       0.18     0.22       0.17
      474         575          912        337       0.08     0.10       0.14
      178                                           0.03
    3,392       4,200        4,000       200-       0.59     0.71       0.63
   31,972      34,000       55,598     21,698       5.52     5.73       8.70
      660       2,500        1,142     1,358-       0.11     0.42       0.18
                  119                    119-                0.02

      211         275          199        76-       0.04     0.05       0.03
    2,260                    5,705      5,705       0.39                0.89
      462         356          687        331       0.08     0.06       0.11
                  356          209       147-       0.04     0.06       0.03
                   59                     59-                0.01
      122                      127         3-       0.02     0.02       0.02
                             7,781      7,781                           1.22
      446         200          390        190       0.08     0.03       0.06
---------   ---------    ---------   --------    -------   ------     ------
   41,632      44,550       78,420     33,870       7.19     7.51      12.25
---------   ---------    ---------   --------    -------   ------     ------
   63,638      70,411      106,670     36,259      10.99    11.87      16.67
---------   ---------    ---------   --------    -------   ------     ------
  186,628     189,650      169,060    20,590-      32.22    31.98      26.42
---------   ---------    ---------   --------    -------   ------     ------



      869         983          897        86-       0.15     0.17       0.14
    5,843       5,035        5,488        453       1.01     0.85       0.86

      175         175          175                  0.03     0.03       0.03
      178         150        1,147        997       0.03     0.03       0.18
    3,414       3,500        2,012     1,488-       0.59     0.59       0.31
    6,834       7,500        6,913       587-       1.18     1.26       1.03

PROFIT & LOSS STATEMENT
Wholesale                                                                                                 ROW:  AJPNL2
June 29, 1998                                                                                                 FORMAT:
P&L
                                                                       YEAR TO DATE
                                                                       ------------
                                                           AMOUNTS                                    PERCENTAGES
                                                           -------                                    -----------
                                    PRIOR YR       BUDGET         ACTUAL          VAR         PR YR        BUD         ACT
                                    --------       -------        ------          ---         -----        ---         ---
Travel Expense                           4,148          5,100          1,630        3,470-       0.14       0.17         0.05
Dues & Subscriptions                       304             90                          90-       0.01
Manager Meeting                            126            350                         350-                  0.01
Consulting Fees                                                                    23,535      23,535                    0.74
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Other Operating Exp.             107,293        102,087        146,548       44,461        3.66        3.41        4.59
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Profit/Loss bef. Occupancy             858,430        794,395        739,636       54,759-      29.30       26.54       23.18

  Occupancy
Rent                                    58,004         58,386         58,387            1        1.98        1.95        1.83
Depreciation                            71,301         80,262         72,651        7,611-       2.43        2.68        2.28
Amort. Of Leasehold Imprvmnts           14,223         14,160         14,159            1-       0.49        0.47        0.44
Gain or Loss Assets                      1,548          1,496            270        1,226-       0.05        0.05        0.01
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Total Occupancy                        145,076        154,304        145,467        8,837-       4.95        5.16        4.56
                                -------------- -------------- --------------  -----------  ----------  ----------  ----------
Profit/Loss                            713,354        640,091        594,169       45,922-      24.35       21.39       18.62
                                ============== ============== ==============  ===========  ==========  ==========  ==========
Check Balance                          713,356        640,091        594,170       45,921-      24.35       21.39       18.62
*   *   *   *   *   *   *   *   *

Cash Flow                              798,880        734,513        680,979       53,534-      27.27       24.54       21.34
Net Book Value of Assets               744,175                       805,400
*   *   *   *   *   *   *   *   *

09:07             SBBC - Carlsbad, Calif.            3018
07/10/98 Brenda Hubbard
P00350            1998-02-01



                                  CURRENT PERIOD
                                  --------------
                   AMOUNTS                               PERCENTAGES
                   -------                               -----------
PRIOR YR     BUDGET       ACTUAL        VAR       PR YR      BUD       ACT
--------     ------       ------        ---       -----      ---       ---
    1,044         850          206        644-      0.18     0.14       0.03
      155          15                      15-      0.02
       20         125                     125-               0.02
                             7,391      7,391                           1.15
---------   ---------    ---------   --------    -------   ------     ------
   18,492      18,333       24,229      5,896-      3.19     3.09       3.79
---------   ---------    ---------   --------    -------   ------     ------
  168,136     171,317      144,831     26,486-     29.02    28.89      22.63


    9,731       9,731        9,731                  1.68     1.64       1.52
   12,561      13,377       12,709        668-      2.17     2.26       1.99
    2,360       2,360        2,360                  0.41     0.40       0.37
      467         297                     297-      0.08     0.05
---------   ---------    ---------   --------    -------   ------     ------
   25,119      25,765       24,800        965-      4.34     4.34       3.88

---------   ---------    ---------   --------    -------   ------     ------
  143,017     145,552      120,031     25,521-     24.69    24.54      18.76
=========   =========    =========   ========    =======   ======     ======
  143,016     145,552      120,033     25,519-     24.69    24.54      18.76


  157,937     161,289      135,102     26,187-     27.26    27.20      21.11